SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Life360, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LIFE360, INC.

1900 S Norfolk Street

San Mateo, CA 94403

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 30, 2024 (Australia) and Wednesday, May 29, 2024 (U.S.)

April [●], 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of LIFE360, INC., a Delaware corporation (the “Company”). The meeting will be held on Thursday, May 30, 2024, at 9:30 am Australian Eastern Time (Wednesday, May 29, 2024, at 4:30 pm Pacific Time) electronically via webcast at https://web.lumiconnect.com/365203827 (Meeting ID: 365-203-827). You will not be able to attend the meeting in person. The meeting will be held for the following purposes:

1.	To elect three Class II directors to serve for a term expiring at the 2027 annual meeting of stockholders.

2.

To approve the grant of restricted stock units (“RSUs”) to acquire shares of common stock, par value $0.001 per share (“Common Stock”) of the Company equal in value to US$1,200,000 (at the time of the grant) and performance restricted stock units (“PRSUs”) to acquire shares of Common Stock up to a maximum value of US$3,600,000 (at the time of the grant) to Chris Hulls on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of Australian Securities Exchange (“ASX”) Listing Rule 10.14.

3.

To approve the grant of RSUs to acquire shares of Common Stock of the Company equal in value to US$204,500 (at the time of the grant) to John Philip Coghlan on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

4.

To approve the grant of RSUs to acquire shares of Common Stock of the Company equal in value to US$175,500 (at the time of the grant) to Brittany Morin on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

5.

To approve the grant of RSUs to acquire shares of Common Stock of the Company equal in value to US$176,000 (at the time of the grant) to James Synge on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

6.

To approve the grant of RSUs to acquire shares of Common Stock of the Company equal in value to US$177,000 (at the time of the grant) to Mark Goines on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

7.

To approve the grant of RSUs to acquire shares of Common Stock of the Company equal in value to US$185,000 (at the time of the grant) to David Wiadrowski on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

8.

To approve the grant of RSUs to acquire shares of Common Stock of the Company equal in value to US$170,000 (at the time of the grant) to Randi Zuckerberg on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

9.

To approve the grant of RSUs to acquire shares of Common Stock of the Company equal in value to US$170,000 (at the time of the grant) to Alex Haro on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

10.

To approve the grant of RSUs to acquire shares of Common Stock of the Company equal in value to US$170,000 (at the time of the grant) to Charles “CJ” Prober on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.

11.	To conduct an advisory, non-binding vote to approve the compensation of the Company’s named executive officers.

12.	To conduct an advisory, non-binding vote to approve the frequency of soliciting a non-binding advisory vote on the compensation of the Company’s named executive officers.

13.

To ratify the selection by the Audit and Risk Management Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.

14.	To approve an amendment to the Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to increase the number of authorized shares.

15.	To approve an amendment to the Certificate of Incorporation to create a class of preferred stock.

16.	To approve an amendment to the Certificate of Incorporation to amend authority to call a special meeting.

17.	To approve an amendment to the Certificate of Incorporation to reflect Delaware law provisions regarding exculpation of officers.

18.

To approve an amendment to the Certificate of Incorporation to add a new provision that the sole and exclusive forum for the resolution of any complainant asserting a cause of action arising under the Securities Act of 1933 shall be the federal district courts of the United States of America, unless the Company selects or consents in writing to the selection of an alternative forum.

19.	To conduct any other business properly brought before the meeting by or at direction of the Board of Directors.

This year’s Annual Meeting will be held virtually through a live webcast. Holders of record of Common Stock will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting https://web.lumiconnect.com/365203827 (Meeting ID: 365-203-827) and entering the 16-digit Control Number distributed with these proxy materials. Holders of CHESS Depositary Interests (“CDIs”) (representing the underlying shares of Common Stock) (such holders, “CDI Holders”) will be able to attend the Annual Meeting and submit questions but will not be able to vote during the Annual Meeting by visiting the website above and logging in as a guest. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log-in beginning at 9:30 am Australian Eastern Time, on Thursday, May 30, 2024 (4:30 pm Pacific Time on Wednesday, May 29, 2024).

The Board of Directors has set Tuesday, April 9, 2024, at 7:00 pm Australian Eastern Time (Tuesday, April 9, 2024, at 2:00 am Pacific Time) as the record date (the “Record Date”) to determine those holders of record of Common Stock who are entitled to notice of, to virtually attend, and to electronically vote at, the Annual Meeting or any adjournment or postponement thereof and those CDI Holders who are entitled to notice of, and to virtually attend (but not vote at), the Annual Meeting or any adjournment thereof or postponement. If you hold your shares of Common Stock or CDIs through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them as to how to vote your shares of Common Stock. CHESS Depositary Nominees Pty Ltd (“CDN”) will vote the applicable CDIs on behalf of each applicable CDI Holder at the Annual Meeting in accordance with the instructions received via the CDI Voting Instruction Form. Further details regarding how holders of Common Stock and CDIs can vote are set out in this Proxy Statement.

By Order of the Board of Directors

Russell Burke

Chief Financial Officer

San Mateo, CA

April [●], 2024

You are cordially invited to attend the meeting online. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the proxy or CDI Voting Instruction Form mailed to you if one was mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, holders of record of Common Stock may still vote online if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

LIFE360, INC.

1900 S Norfolk Street

San Mateo, CA

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 30, 2024 (Australia) and Wednesday, May 29, 2024 (U.S.)

MEETING AGENDA

Proposals	Page	Board Recommendation
Election of Directors	12	For each director nominee
Approval of grant of RSUs and PRSUs to Chris Hulls	22	For
Approval of grant of RSUs to John Philip Coghlan	26	For
Approval of grant of RSUs to Brittany Morin	26	For
Approval of grant of RSUs to James Synge	26	For
Approval of grant of RSUs to Mark Goines	26	For
Approval of grant of RSUs to David Wiadrowski	26	For
Approval of grant of RSUs to Randi Zuckerberg	26	For
Approval of grant of RSUs to Alex Haro	26	For
Approval of grant of RSUs to Charles Prober	26	For
Advisory vote on executive compensation	34	For
Advisory vote on the frequency of solicitation of advisory stockholder approval of executive compensation	35	One Year
Ratification of the selection of independent registered public accounting firm	36	For
Approval of amendment to the Certificate of Incorporation to increase number of authorized shares	39	For
Approval of amendment to Certificate of Incorporation to create a class of preferred stock	41	For
Approval of amendment to Certificate of Incorporation to amend authority to call a special meeting	45	For
Approval of amendment to Certificate of Incorporation to reflect Delaware law provisions regarding exculpation of officers	47	For
Approval of amendment to Certificate of Incorporation to provide for an exclusive federal forum	49	For

Key dates Sydney Time (AEST) San Francisco Time (PT) Date of annual meeting 30 May 2024 at 9.30am 29 May 2024 at 4.30pm Eligibility to attend and vote 9 April 2024 at 7pm 9 April 2024 at 2am Last date to submit CDI voting form 24 May 2024 no later than 5.00pm 24 May 2024 no later than 12.00am Last date to submit Proxy voting form 28 May 2024 no later than 9.30am 27 May 2024 no later than 4.30pm Last date to submit questions to the company 27 May 2024 no later than 11.30am 26 May 2024 no later than 6.30pm

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Life360, Inc. (sometimes referred to as the “Company” or “Life360”) is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders or holders of CHESS Depositary Interests (“CDIs”, and each such holder, a “CDI holder”) will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about Friday, [April 19, 2024] (Australia) (or Thursday, [April 18, 2024] (U.S.)) to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send stockholders a proxy card, along with a supplement to the Notice, on or after Monday, [April 29, 2024] (Australia) (or Sunday, [April 28, 2024] (U.S.)).

What is a proxy?

If you are a stockholder of record and you designate another person or entity to vote shares that you own of record, such other person or entity is referred to as your proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you may also direct the proxy how to vote your shares. This is referred to as your “proxy vote”.

How do I attend the Annual Meeting?

You are entitled to attend the Annual Meeting if you were a stockholder or a CDI holder as of 7:00 pm Australian Eastern Time on Tuesday, April 9, 2024 (2:00 a.m. Pacific Time on Tuesday, April 9, 2024) (the “Record Date”), or hold a valid proxy for the meeting.

If you are a stockholder of record, to be admitted to the Annual Meeting, you will need to visit https://web.lumiconnect.com/365203827 and enter the 16-digit Control Number found next to the label “Control Number” on your Notice of Internet Availability, proxy card or voting instruction form, or in the email sending you this Proxy Statement.

If you are a beneficial owner of shares held in Street Name (as defined below) and wish to attend the Annual Meeting, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your Control Number.

If you are a CDI holder, to be admitted to the Annual Meeting, you will need to login as a guest. To view the meeting webcast visit https://web.lumiconnect.com/365203827 and register as a guest, but you will not be able to vote your CDIs during the meeting.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares or CDIs.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 60 minutes before the meeting at 8:30 am (Australian Eastern Time) on Thursday, May 30, 2024 (3:30pm Pacific Time on Wednesday, May 29, 2024).

What if I cannot find my Control Number?

Please note that if you do not have your Control Number and you are a registered stockholder (that is, the shares are held in your name), operators at +1 (781) 575-2798 will be able to provide your Control Number to you.

If you are a beneficial owner of shares held in Street Name (as defined below) (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.

Where can we get technical assistance?

If you have difficulty accessing the meeting, please call Lumi Technical Support: +61 (0) 2 8075 0100 where technicians will be available to help you.

How do we ask questions of management and the board?

We plan to have a Q&A session at the Annual Meeting and will include as many questions as the allotted time permits. Only stockholders of record, beneficial owners of shares held in Street Name and CDI holders that attend the Annual Meeting via the virtual online facility will be able to ask questions at the Annual Meeting. If you have a specific question that you would like to submit to the chair of the meeting, please send your question via email to investors@life360.com OR to: Company Matters Level 12, 680 George Street, Sydney NSW Australia 2000 (PO Box 20547, World Square NSW Australia 2002) Attention: Graeme Blackett no later than Monday, May 27, 2024 at 11:30am Australian Eastern Time (Sunday, May 26, 2024 at 6:30pm Pacific Time). Only questions pertinent to the business to be conducted at the Annual Meeting will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped together to avoid repetition.

If I miss the Annual Meeting, will there be a copy posted online?

Yes, a replay of the Annual Meeting webcast will be available at our Investor Relations website at investors.life360.com and remain for at least one year.

Who can vote at the Annual Meeting?

The following securityholders as of the Record Date will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof:

•	Stockholders of record,

•

Beneficial owners of shares held in Street Name (as defined below) who obtain a “legal proxy” from their applicable broker, bank, trustee, or other nominee giving such holder the right to vote the shares at the Annual Meeting, and

•	CDI holders who nominate themselves or another person to be appointed as CDN’s proxy with respect to the shares underlying their CDIs by completing Step 1 in the CDI Voting Instruction Form.

Stockholder of Record: Shares Registered in Your Name

If you own shares registered directly in your name with the Company’s U.S. share registrar, Computershare Trust Company, N.A. (“Computershare U.S.”), you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting by registering and participating in the virtual online facility. Whether or not you plan to attend the meeting, we urge you to fill out and return or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted. Even if you currently plan to attend the virtual meeting and vote your shares at the Annual Meeting, we recommend that you submit a proxy so that your vote will be counted if you later decide not to attend the meeting. If you submit your vote by proxy and later decide to vote in person at the Annual Meeting by registering and participating in the virtual online facility, the vote you submit at the Annual Meeting will override your proxy vote. See “How do I vote if I hold shares of Common Stock?” below.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered the beneficial owner of those shares and your shares are held in street name (“Street Name”). Street Name holders generally cannot vote their shares directly. If you are a Street Name holder, you should expect to receive a voting instruction form and materials from your broker, bank, trust or other nominee with instructions on how to vote your shares based on the proposals and voting options disclosed in the voting instruction form. Since a Street Name holder is not the stockholder of record, the Street Name holder may not vote their shares in person via the virtual online facility at the Annual Meeting unless such holder obtains a “legal proxy” from their applicable broker, bank, trustee, or other nominee giving such holder the right to vote the shares at the Annual Meeting. See “How do I vote if I hold shares of Common Stock?” below.

CDI Holders

If you are a CDI holder, you can participate in the Annual Meeting by registering as a guest in the virtual online facility. However, because the holders of CDIs are not the legal owners of the underlying shares of Common Stock, CDI holders are unable to vote during the meeting, unless such holders have, prior to the Annual Meeting, nominated themselves or another person to be appointed as CDN’s proxy with respect to the shares underlying their CDIs by completing Step 2 in the CDI Voting Instruction Form. CHESS Depositary Nominees Pty Ltd (“CDN”) is the stockholder of record for all shares beneficially owned by holders of CDIs. Holders of CDIs are entitled to receive the Notice and attend the Annual Meeting and may vote by using the methods described in the CDI Voting Instruction Form. For votes to be counted, the CDI Voting Instruction Form must be lodged with the Company’s Australian share registrar, Computershare Investor Services Pty Limited (“Computershare AUS”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders, no later than 5:00 p.m. Australian Eastern Time on Friday, May 24, 2024 (12:00 a.m. Pacific Time on Friday, May 24, 2024) and in a manner as set out in the Notice of Annual Meeting and this Proxy Statement. Computershare AUS is required to follow the voting instructions properly received from holders of CDIs. See “How do I vote if I hold CDIs?” below.

What am I voting on?

There are eighteen matters scheduled for a vote:

•	the election of three Class II directors (Proposal 1);

•	the approval of the grant of RSUs and PRSUs to Chris Hulls for the purposes of ASX Listing Rule 10.14 (Proposal 2);

•	the approval of the grant of RSUs to the non-executive directors for the purposes of ASX Listing Rule 10.14 (Proposals 3 to 10);

•	advisory, non-binding vote to approve the compensation of the Company’s named executive officers (Proposal 11);

•	advisory, non-binding vote to approve the frequency of soliciting a non-binding advisory vote on the compensation of the Company’s named executive officers (Proposal 12);

•

ratification of selection by the Audit and Risk Management Committee of the Board of Deloitte & Touche LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023 (Proposal 13);

•	approval of amendment to the Certificate of Incorporation to increase the number of authorized shares (Proposal 14);

•	approval of amendment to the Certificate of Incorporation to create a class of preferred stock (Proposal 15);

•	approval of amendment to the Certificate of Incorporation to amend the authority to call a special meeting (Proposal 16);

•	approval of amendment to the Certificate of Incorporation to reflect Delaware law provisions regarding exculpation of officers (Proposal 17); and

•	approval of amendment to the Certificate of Incorporation to provide for an exclusive federal forum (Proposal 18).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote with discretionary authority on those matters in accordance with their best judgment.

How do I vote if I hold shares of Common Stock?

At the Annual Meeting, every holder of Common Stock present themselves or by proxy, is entitled to one vote for each share of Common Stock held on the Record Date on all matters submitted to a vote of the stockholders.

If you are a stockholder of record, you can vote in any of the following ways:

In person (virtual attendance)

Physical attendance at the Annual Meeting is not available. Stockholders may attend the virtual online facility by accessing the following link: https://web.lumiconnect.com/365203827 and vote online using the facility during the meeting.

Proxy forms

You may vote by submitting a signed and dated proxy card. To ensure your votes are cast, your signed and dated proxy card should be received by Computershare U.S. no later than 9:30 a.m. Australian Eastern Time on Tuesday, May 28, 2024 (4:30 pm Pacific Time on Monday, May 27, 2024).

By mail	c/o Computershare Investor Services PO Box 43001 Providence, RI 02940-3001 USA

Online	www.investorvote.com/LFTI

By phone	1-800-652-8683 (USA, US Territories & Canada only). Follow the instructions provided by the recorded message.

If you choose to submit a proxy by phone or online, you will need to follow the directions or the Notice and use your 16-digit Control Number. Proxies submitted by phone or online must be submitted prior to 9:30 a.m. Australian Eastern Time on Tuesday, May 28, 2024 (4:30 p.m. Pacific Time on Monday, May 27, 2024).

If you are a Street Name holder, you should receive a voting instruction form from your broker, bank, trust, or other nominee with instructions on how to vote your shares based on the proposals and voting options disclosed in the voting instruction form, which is similar to the voting procedures for stockholders of record. To vote prior to the meeting, simply follow the voting instructions in the voting instruction form to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.

How do I vote if I hold CDIs?

If you are a CDI holder you may attend the virtual Annual Meeting but will not be able to lodge a vote at the meeting using the virtual online facility. You must therefore take one of the following actions in order to vote:

a)

Vote the shares underlying your CDIs by completing and returning your CDI Voting Instruction Form (as described above) which must be lodged with Computershare AUS by no later than 5:00 p.m. Australian Eastern Time on Friday, May 24 (12:00 a.m. Pacific Time on Friday, May 24, 2024), in accordance with the instructions on that form.

By mail	Share Registry – Computershare Investor Services Pty Limited, GPO Box 242, Melbourne Victoria 3001, Australia

By fax	1800 783 447 (within Australia) +61 3 9473 2555 (outside Australia)

Online	www.investorvote.com.au

b)

Inform Computershare AUS by no later than 5:00 p.m. Australian Eastern Time on Friday, May 24 (12:00 a.m. Pacific Time on Friday, May 24, 2024) that you wish to nominate yourself or another person to be appointed as CDN’s proxy with respect to the shares underlying your CDIs for the purposes of attending and voting at the Annual Meeting by completing Step 2 in the CDI Voting Instruction Form.

Internet voting will be provided to allow you to vote your shares or CDIs online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date. Each CDI represents 1/3 of a share of Common Stock. Therefore, each CDI holder will be entitled to one vote for every 3 CDIs that they hold.

As at the Record Date, there are [●] shares of Common Stock outstanding (equivalent to [●] CDIs), all of which are entitled to vote with respect to the items to be acted upon at the Annual Meeting, subject to applicable voting exclusions. Therefore, there are currently a total of [●] votes entitled to be cast at the Annual Meeting.

Will my shares or CDIs be voted if I do not return my proxy or CDI Voting Instruction Form?

If you hold your shares of Common Stock directly in your own name, they will not be voted if you do not provide a proxy or you personally vote at the Annual Meeting via the online voting platform. Your shares of Common Stock may be voted under limited circumstances if they are held in the name of a U.S. brokerage firm. U.S. brokerage firms generally have the authority to vote a customer’s unvoted shares on certain “routine” matters. At the Annual Meeting, the proposals to ratify the appointment of the Company’s independent public accountants and to approve the amendment to the Certificate of Incorporation to increase the number of authorized shares are the only “routine” matters. When a brokerage firm votes its customer’s unvoted shares, these shares are counted for the purposes of establishing a quorum.

If you hold CDIs, they will not be voted if your completed CDI Voting Instruction Form is not provided to Computershare AUS by 5:00 p.m. Australian Eastern Time on Friday, May 24, 2024 (12:00 a.m. Pacific Time on Friday, May 24, 2024), in accordance with the instructions on that form.

What if I return my proxy card or CDI Voting Instruction Form but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted “FOR” on Proposals 1 through 11 and 13 through 18 and, with respect to Proposal 12, for “ONE YEAR.”

If you are a Street Name holder and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote your shares on routine matters (which at the Annual Meeting, as we have been advised by NYSE, consists of the proposals to ratify the appointment of the Company’s independent public accountants and to approve the amendment to the Certificate of incorporation to increase the number of authorized shares) but cannot vote on non-routine matters. When a Street Name holder does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such securities intermediary cannot vote the shares. These un-voted shares are counted as “broker non-votes.” We have been advised by NYSE that Proposal Nos. 1 through 12 and 15 through 18 are considered to be “non-routine” under NYSE rules. Accordingly, if you are a beneficial owner of shares held in Street Name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

If a CDI holder does not include voting instructions in the CDI Voting Instruction Form in respect of a proposal, no vote will be cast on that proposal for that CDI holder.

Who is paying for this proxy solicitation?

The Company will pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts, or other nominees for forwarding proxy materials to Street Name holders and CDI holders. The Company is soliciting proxies by mail. In addition, the directors, officers and regular employees of the Company may solicit proxies personally, telephonically, electronically or by other means of communication. The Company’s Directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares or CDIs may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

How do I change my vote or revoke my proxy or voting instructions?

If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	filing a written statement to that effect with Computershare U.S. at or before the taking of the vote at the Annual Meeting in the manner specified below;

•	submitting a properly signed proxy card with a later date or submitting a later proxy by phone or online; or

•	attending the Annual Meeting using the virtual online facility, revoking your proxy, and voting via the online facility. Simply attending the meeting will not, by itself, revoke your proxy.

The written notice to Computershare U.S. should be delivered by not later than 9:30 a.m. Australian Eastern Time on Tuesday, May 28, 2024 (4:30 pm Pacific time on Monday, May 27, 2024). The written statement can be delivered to: c/o Computershare Investor Services, PO Box 43001, Providence, RI 02940-3001 USA.

Your most current proxy card or telephone or internet proxy is the one that is counted.

If you are a Street Name holder, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also change your vote or revoke your voting instructions in person via the virtual online facility at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank, or other nominee) giving you the right to vote the shares.

If you are a CDI holder and you complete the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare AUS, by 5:00 p.m. Australian Eastern Time on Friday, May 24, 2024 (12:00 a.m. Pacific Time on Friday, May 24, 2024), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent. The written statement can be delivered to Computershare Investor Services Pty Limited, GPO Box 242, Melbourne Victoria 3001, Australia, or hand delivered to such address. Alternatively, if you have previously submitted a completed CDI Voting Instruction Form to Computershare, you may change (but not revoke) your vote by logging on to www.investorvote.com.au by 5:00 p.m. Australian Eastern Time on Friday, May 24, 2024 (12:00 a.m. Pacific Time on Friday, May 24, 2024). In addition, if you are a CDI holder and prior to the Annual Meeting you nominate yourself or another person to be appointed as CDN’s proxy with respect to the shares underlying your CDIs by completing Step 2 in the CDI Voting Instruction Form, you may vote at the Annual Meeting.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), your proposal must be submitted in writing by [Monday, December 16, 2024] (Australia) [December 15, 2024] (U.S.)), to Life360, Inc., Attn: Management, 1900 S Norfolk Street, San Mateo, CA 94403. If you wish to submit a director nomination at the Annual Meeting that is not to be included in next year’s proxy materials, you must do so no later than 35 business days prior to the date of the annual meeting. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) promulgated under the Exchange Act. If you wish to bring a matter before the stockholders at this year’s annual meeting and you do not notify us before (i) for director nominations, Thursday, April 25, 2024 (Australia) (Wednesday, April 24, 2024 (U.S.)) or (ii) for matters other than director nominations, Monday, March 4, 2024 (Australia) (Sunday, March 3, 2024 (U.S.)), for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter. If you wish to bring a matter before the stockholders at next year’s annual meeting and you do not notify us (i) for director nominations, at least 35 business days prior to the date of the annual meeting, or (ii) for matters other than director nominations, by [Saturday, March 1, 2025] (Australia) [Sunday, March 2, 2025] (U.S.)), for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter, provided that (i) the 2025 proxy statement briefly describes such matter and how proxyholders intend to vote on it and (ii) the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 promulgated under the Exchange Act no later than Wednesday, February 12, 2025 (Australia) (Tuesday, February 11, 2025 (U.S.)).

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors (Proposal 1), votes “For,” “Withhold” and, if applicable, broker non-votes; with respect to the advisory vote on the frequency of solicitation of advisory stockholder approval of executive compensation (Proposal 12), votes for “One Year,” “Two Years,” “Three Years,” abstentions and, if applicable, broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions are not applicable with respect to Proposal 1. For Proposals 2 through 13, abstentions will have no effect and will not be counted towards the vote total for any of those proposals. For Proposals 14 through 18, abstentions will have the same effect as “Against” votes and will be counted towards the vote total.

For proposals 1 through 12, broker non-votes (if any) will have no effect and will not be counted towards the vote total for any of these proposals. Brokers are permitted to vote on Proposals 13 and 14.

For Proposals 15 through 18, broker non-votes (if any) will have the same effect as “Against” votes and will be counted towards the vote total for these proposals.

Are any stockholders excluded from voting?

Under our Bylaws, matters submitted for stockholder approval generally require the approval of a majority of the votes cast affirmatively or negatively. However, ASX Listing Rule 14.11.1 provides that the votes entitled to be cast by certain holders must be disregarded in determining whether such proposal is approved by stockholders. Therefore, approval of Proposals 2 through 10 requires (i) the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively, pursuant to our Bylaws, and (ii) the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively by the holders who are not affected by the action contemplated by the proposal, pursuant to ASX Listing Rule 14.9. For purposes of calculating the vote, the Company will disregard any votes cast in favor of Proposals 2, 3, 4, 5, 6, 7, 8, 9 or 10 (respectively) by or on behalf of any person referred to in ASX Listing Rule 10.14.1 (i.e., directors of the Company), Rule 10.14.2 (i.e., any associate of any director of the Company) or Rule 10.14.3 (i.e., any person whose relationship with the entity or a person referred to in Rules 10.14.1 or 10.14.2 is, in ASX’s opinion, such that approval should be obtained).

However, the above exclusions do not apply to a vote cast in favor of such proposals by:

a)	a person as proxy or attorney for a person who is entitled to vote on the proposal, in accordance with directions given to the proxy or attorney to vote on the proposal in that way;

b)	the chair of the meeting as proxy or attorney for a person who is entitled to vote on the proposal, in accordance with a direction given to the chair to vote on the proposal as the chair decides; or

c)	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

i)	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the proposal; and

ii)	the holder votes on the proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

How many votes are needed to approve each proposal?

Subject to voting exclusion statements for a particular proposal, the following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	Nominees receiving the most “For” votes; withheld votes will have no effect.	Not applicable	No effect

2	Approval of grant of RSUs and PRSUs to Chris Hulls	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

3	Approval of grant of RSUs to John Philip Coghlan	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

4	Approval of grant of RSUs to Brittany Morin	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

5	Approval of grant of RSUs to James Synge	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

6	Approval of grant of RSUs to Mark Goines	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

7	Approval of grant of RSUs to David Wiadrowski	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

8	Approval of grant of RSUs to Randi Zuckerberg	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

9	Approval of grant of RSUs to Alex Haro	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

10	Approval of grant of RSUs to Charles Prober	“For” votes from the holders of a majority of votes cast affirmatively or negatively*	No effect	No effect

11	Advisory vote on executive compensation	“For” votes from the holders of a majority of votes cast affirmatively or negatively	No effect	No effect

12	Advisory vote on the frequency of solicitation of advisory stockholder approval of executive compensation	The affirmative vote of the holders of a majority of votes cast; however, because it is possible that no frequency will receive this vote, the frequency choice that receives the greatest number of votes will be viewed as the advisory vote on the matter	No effect	No effect

13	Ratification of the selection of independent registered public accounting firm.	“For” votes from the holders of a majority of votes cast affirmatively or negatively	No effect	Brokers are permitted to vote on this proposal

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
14	Approval of amendment to the Certificate of Incorporation to increase the number of authorized shares	“For” votes from the holders of a majority of the outstanding Common Stock	Against	Brokers are permitted to vote on this proposal

15	Approval of amendment to the Certificate of Incorporation to create a class of Preferred Stock	“For” votes from the holders of a majority of the outstanding Common Stock	Against	Against

16	Approval of amendment to the Certificate of Incorporation to amend the authority to call a Special Meeting	“For” votes from the holders of a majority of the outstanding Common Stock	Against	Against

17	Approval of amendment to the Certificate of Incorporation reflect Delaware law provisions regarding exculpation of officers	“For” votes from the holders of a majority of the outstanding Common Stock	Against	Against

18	Approval of amendment to the Certificate of Incorporation to provide for an exclusive federal forum	“For” votes from the holders of a majority of the outstanding Common Stock	Against	Against

*

As noted above, for purposes of calculating the voting results pursuant to ASX Listing Rule 14.11.1 the Company will disregard certain votes. See “Questions and Answers About These Proxy Materials and Voting—Are any stockholders excluded from voting?” for more information. Accordingly, approval of these proposals will require (i) the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively, pursuant to our Bylaws, and (ii) the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively by the holders who are not affected by the action contemplated by the proposal, pursuant to ASX Listing Rule 14.11.1. In the event a vote is cast on a proposal by or on behalf of any person whose vote must be disregarded as noted above, the vote will have no effect on the outcome of the proposal for purposes of calculating the voting results.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least one-third of the shares issued and outstanding and entitled to vote are present in person via the virtual online facility at the Annual Meeting or represented by proxy (evidenced by a properly returned proxy card (in the case of holders of Common Stock) or CDI Voting Instruction Form (in the case of holders of CDIs). On the Record Date, there were [●] shares of Common Stock (including Common Stock underlying CDIs) issued and outstanding and entitled to vote.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chair of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date and time.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. The Board presently has nine members. There are three directors in Class II whose term of office expires in 2024. Each of the nominees listed below is currently a director of the Company who was previously elected by stockholders. If elected at the Annual Meeting, each of these nominees would serve for a term expiring at the 2027 annual meeting and hold office until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting. All of the directors attended the 2023 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes cast on the election of directors by holders of shares present at the meeting or represented by proxy. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2027 Annual Meeting

Brittany Morin, age 38, has served as a member of Life360’s Board since January 2018. Ms. Morin founded BFF, a web3 platform and brand created for women in January 2022, and co-founded Offline Ventures, an early stage venture fund, in March 2020 and is the founder, chief executive officer and board member of Brit Media, Inc., a digital media and commerce brand, founded in 2011. She also previously served on the board of Girl Scouts of America and worked at Google LLC (Nasdaq: GOOG) and Apple Inc. (Nasdaq: AAPL). Ms. Morin was named one of Ad Age’s 40 Under 40 in 2018, Forbes 30 Under 30 in 2014 and Fortune’s Most Promising Entrepreneurs in 2015. Ms. Morin received her Bachelor of Science in Business and Communications summa cum laude from the University of Texas at Austin. Ms. Morin was selected to serve on the Board due to her entrepreneurial experience starting and leading venture capital and consumer internet companies.

We believe that Ms. Morin is qualified to serve on the Board due to her extensive background investing in and advising technology and public companies.

James Synge, age 56, has served as a member of Life360’s Board since May 2019 and started as an early investor in 2008. Mr. Synge has also served as a Partner at Carthona Capital FS Pty Ltd, an Australian venture capital fund, since 2014. He has held senior positions at Bankers Trust Company Australia, Deutsche Bank AG Frankfurt and UBS AG Zurich. Mr. Synge holds a Bachelor of Business from the University of Technology Sydney and a Master of Tax from the University of Sydney. Mr. Synge was selected to serve on the Board due to his venture capital experience and extensive financial industry knowledge.

We believe that Mr. Synge is qualified to serve on the Board due to his executive experience and industry expertise gained from serving on the board of multiple growth focused technology and app-building companies.

David Wiadrowski, age 64, has served as a member of Life360’s Board since March 2019. Mr. Wiadrowski previously served as Director and Chief Financial Officer of ELEVACAO Foundation, Inc., an Australian non-profit committed to empowering women entrepreneurs, from July 2016 to July 2017, and prior thereto served in various positions at PricewaterhouseCoopers Australia over a 37 year period, including as Partner and Chief Operating Officer. He currently also serves on the boards of three other Australian listed companies including: oOh! Media Limited (ASX: OML), Carsales.com Limited (ASX: CAR), and IPH Limited (ASX: IPH), and on the boards of several private companies including the Cambodian Children’s Fund Australia Limited. He holds a Bachelor of Commerce from the University of New South Wales, is a Fellow of the Chartered Accountants of Australia and New Zealand and is a graduate of the Australian Institute of Company Directors. Mr. Wiadrowski was selected to serve on the Board due to his financial industry expertise and experience serving on the boards of several Australian public companies.

We believe that Mr. Wiadrowski is qualified to serve on the Board due to his extensive finance and accounting expertise and experience.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Class III Directors Continuing in Office Until the 2025 Annual Meeting

Chris Hulls, age 40, co-founded Life360 in April 2007 and has served as Life360’s Chief Executive Officer and a member of Life360’s Board since then. Mr. Hulls has been an angel investor in, or an advisor to, several technology companies, including Tile, Inc. (“Tile”), Credible Behavioral Health, Inc., Ring LLC, Automattic Inc., Honk Technologies, Inc. and Zendrive Inc. Mr. Hulls received his Bachelor of Science in Business Administration with Highest Honors at the University of California, Berkeley after serving in the United States Air Force. Mr. Hulls has served on the Board since the Company’s formation and has remained on the Board due to the deep institutional knowledge he brings as Co-Founder and Chief Executive Officer of the Company and his business and technology company experience.

Charles “CJ” Prober, age 52, has served as a member of Life360’s Board since January 2022 and has served as and the Chief Executive Officer and member of the board of directors of NETGEAR, Inc. since January 2024. Mr. Prober also served as Life360’s President and Chief Executive Officer of Life360’s subsidiary Tile, Inc. from January 2022 to July 2023. Prior to this, Mr. Prober served as the Chief Executive Officer of Tile, Inc. from September 2018 until its acquisition by Life360 and as a member of Tile’s board since February 2018, including as its Executive Chairman from February 2018 to September 2018. Prior thereto, he served as the Chief Operating Officer of GoPro, Inc. (Nasdaq: GPRO) from January 2017 to February 2018 and its Senior Vice President of Software and Services from June 2014 to December 2016. Mr. Prober has also held positions at Electronic Arts Inc. (Nasdaq: EA), McKinsey & Company and Wilson Sonsini Goodrich & Rosati. Mr. Prober has also served as a member of the board of directors of Glorious Gaming since January 2024. Mr. Prober received his Bachelor of Commerce from the University of Manitoba and a Bachelor of Laws from McGill University. Mr. Prober was selected to serve on the Board due to his institutional knowledge as the Chief Executive Officer of Tile, Inc. and his expertise in the mobile app and consumer electronics industry.

John Philip Coghlan, age 72, has served as a member of Life360’s Board since November 2009. In February 2017, Mr. Coghlan co-founded the Rivet School, a non-profit start-up focused on providing debt-free college degree attainment, where he currently serves as a board member. Mr. Coghlan previously served as President and Chief Executive Officer of Visa U.S.A. and as Vice Chairman of the Charles Schwab Corporation (NYSE: SCHW). He received a Bachelor of Arts in Psychology from Stanford University, a Master of Arts in Economics and Public Policy from Princeton University and a Master of Business Administration from Harvard Business School. Mr. Coghlan was selected to serve on the Board due to his experience as an executive and board member of multiple large companies.

Class I Directors Continuing in Office Until the 2026 Annual Meeting

Mark Goines, age 70, has served as a member of Life360’s Board since May 2019. Mr. Goines served as the Vice Chairman of Personal Capital Corporation from June 2016 to September 2020 and as its Chief Marketing

Officer and Chief Strategy Officer from January 2012 to September 2020. He currently serves on the boards of several private technology and app building companies, including BillFloat, Inc., Odeko, LLC, Ascend Companies, Inc., Candex Solutions Inc., Human Interest, Inc., Chocolate Holdings LLC and Bloom Credit Inc. Mr. Goines earned his Bachelor of Science and Master of Business Administration from the University of California, Berkeley. Mr. Goines was selected to serve on the Board due to his extensive experience and industry expertise gained from serving on the board of multiple growth focused technology and app-building companies.

Alex Haro, age 38, co-founded Life360, has served as a member of Life360’s Board since August 2008 and previously served as Life360’s President from June 2014 to January 2020 and Chief Technology Officer from August 2008 to December 2020. Since October 2021, he has served as a board member and executive chairman for Hubble Network Inc. In January 2020, Mr. Haro co-founded and currently serves as the Chief Technology Officer and board member of MyMoneyKarma Infomatics India Private Limited. In 2015, Mr. Haro was recognized by Forbes 30 Under 30 in Consumer Technology. Prior to Life360, he worked on Orbited. Mr. Haro studied Computer Science at Pomona College. Mr. Haro was selected to serve on the Board due to his institutional knowledge as a Co-Founder and former Chief Technology Officer, as well as his extensive technology industry experience.

Randi Zuckerberg, age 42, has served as a member of Life360’s Board since January 2021. Ms. Zuckerberg currently works with more than 20 early and mid-stage companies as an investor and advisor. She serves as a member of the boards of several companies including Athena Technology Acquisition Corp. II (NYSE: ATEK), a special purpose acquisition company, Go Noodle, Inc. and The Motley Fool, LLC. Additionally, she has served as a strategic advisor to Open Deal Portal LLC (d/b/a, Republic) since February 2021 and OkCoin, Inc. since September 2021. Over the course of her career, she has helped families navigate the digital world. Through the company she founded in 2012, Zuckerberg Media, she has created award-winning content and experiences that educate families and bring to light issues around digital literacy and safety. Ms. Zuckerberg is the best-selling author of four books, producer of multiple television shows and theater productions, and she hosts a weekly radio show on SiriusXM. Ms. Zuckerberg has been recognized with an Emmy nomination, three Tony awards, a Drama Desk Award, and a Kidscreen Award. Prior to founding her own company, Ms. Zuckerberg was an early employee at Facebook, where she created Facebook Live. She holds a Bachelor of Arts in Psychology from Harvard University. Ms. Zuckerberg was selected to serve on the Board due to her extensive background investing in and advising technology and public companies.

Board Diversity

The Board Diversity Matrix, below, provides the diversity statistics for our Board.

Board Diversity Matrix (As of April , 2024)
Total Number of Directors	9
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity	2	7
Directors
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White	2	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1

Life360 Board Skills Matrix - 2023

Experience	Number of Directors with the Experience

Executive Management, Leadership & Strategy

Experience and an ability to evaluate the performance of the CEO and senior executive managers and oversee strategic organisational and human resources initiatives.

Governance/ Risk Management

Ability to Identify, assess and monitor key risks In the company in a wide range of areas.

ASX Experience

Experience on the Board or as a senior executive for an ASX Listed company, resulting in familiarity with the ASX rules, including the requirement for continuous disclosure.

Listed Company Experience

Experience on the Board or as a senior executive for a Listed company other than on the ASX, resulting in familiarity with the Listing rules, including the requirement for continuous disclosure.

Finance / Accounting

Qualification / experience in accounting and / or finance and the ability to analyse and critically assess financial statements, viability and performance; contribute to strategic financial planning and oversee budgets and funding arrangements.

Legal

Qualification / experience in law and the ability to contribute to the assessment of the legal risk profile of the company.

Marketing

Knowledge and experience in the strategic use of marketing and its inter-relationship with sales and product.

IT / Product

Knowledge and experience in the strategic use of information technology and design of product, particularly in relation to online businesses.

Experience	Number of Directors with the Experience

Business Development / M & A

Knowledge and experience in identifying and assessing business development opportunities, in particular experience in negotiating, assessing commercial terms and completing mergers / acquisitions or disposals.

Industry : Technology

Knowledge, experience and networks in the technology industry, either through direct involvement or through the provision of services to the businesses in early stage of development.

Industry : Online

Knowledge, experience and networks in the online industry, with a keen understanding of current trends and the ability to think forward to upcoming developments including disruption.

Hardware

Knowledge, experience and networks in the hardware industry, with a keen understanding of current trends and the ability to think forward to upcoming developments including disruption.

International

Knowledge and experience in markets outside of the U.S., with a preference for experience in the geographical areas in which the company has active users

People & Culture

Experience in managing people, including the ability to evaluate the CED and senior executive performance, oversee strategic human resource management, workplace culture and the promotion of diversity and inclusion.

Remuneration

Experience in developing, setting and assessing remuneration arrangements for the CEO and senior executives resulting in a high performance culture.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

We have assessed the independence of our directors with respect to the definitions of independence prescribed by each of the NYSE, the Nasdaq Stock Market (“Nasdaq”) and the SEC, as well as the ASX Corporate Governance Principles and Recommendations (“ASX Corporate Governance Recommendations”) and our Board Charter (which incorporates the ASX definition of independence). Our Board Charter is available to stockholders on the Company’s website at investors.life360.com.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable stock exchange listing standards and for the purposes of our Board Charter: Messrs. Coghlan, Synge, Goines and Wiadrowski and Mses. Morin and Zuckerberg. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. The Board determined that Mr. Hulls is not independent because he is a co-founder of the Company and serves as its Chief Executive Officer. The Board determined that Mr. Haro is not independent because he is a co-founder of the Company. The Board determined that Mr. Prober is not independent because he served as the President of the Company until July 2023.

BOARD LEADERSHIP STRUCTURE

The Board of the Company has an independent chair (the “Board Chair”), Mr. Coghlan, who has authority, among other things, to call and preside over meetings of the Board, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board’s key functions is informed oversight of the Company’s risk management process. The Audit and Risk Management Committee oversees the Company’s corporate accounting and financial reporting, including auditing of the Company’s financial statements and the qualification, independence, performance and terms of engagement of the Company’s external auditor. This committee is also responsible for monitoring and advising the Board on risk management policies and procedures. The Audit and Risk Management Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit and Risk Management Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. The Board oversees cybersecurity risk management functions as a whole, as well as through the Audit and Risk Committee. A key component of our risk management framework is the regular review of key risks and opportunities by our leadership team. An assessment of areas of potential risks to the business, estimated likelihoods and mitigation strategies is performed. Identified risks are included in a risk register, the key risk categories of which include cybersecurity, brand, business continuity, talent and financial risks.

Our Remuneration and Nomination Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the Audit and Risk Management Committee the responsibility of coordinating between the Board and management the determination and implementation of responses to any problematic risk management issues.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met eleven times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which they served, held during the portion of the last fiscal year for which they were a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has two standing committees: an Audit and Risk Management Committee and a Remuneration and Nomination Committee. The following table provides membership and meeting information for fiscal 2023 for each of the Board committees:

Name	Audit and Risk		Remuneration and Compensation
John Philip Coghlan	X		X
Mark Goines			X	*
Brittany Morin			X
James Synge
David Wiadrowski	X
Randi Zuckerberg	X	*
	X	**

Total meetings in fiscal 2023	15		6
*	Committee Chairperson
**	Ms. Zuckerberg resigned from the Audit and Risk Management Committee in January 2024.

Below is a description of each committee of the Board.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable stock exchange rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit and Risk Management Committee

The Audit and Risk Management Committee of the Board was established by the Board to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit and Risk Management Committee performs several functions. The Audit and Risk Management Committee evaluates the performance and assesses the qualifications of the independent auditors; reviews and recommends the engagement of the independent auditors; recommends whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal control over financial reporting; reviews and assesses procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; oversees the Company’s information technology risk exposures, including cybersecurity, data privacy and data security; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit and Risk Management Committee is composed of three directors: Mr. Coghlan, Mr. Synge, and Mr. Wiadrowski. The Audit and Risk Management Committee met ten times during the fiscal year. The Board has adopted a written Audit and Risk Management Committee charter that is available to stockholders on the Company’s website at investors.life360.com.

The Board reviews the NYSE, Nasdaq and ASX definitions of independence for Audit and Risk Management Committee members on an annual basis and has determined that all members of the Company’s Audit and Risk Management Committee are independent (as independence is currently defined in Section 303A.07(a) of the NYSE Listed Company Manual, Nasdaq Stock Market Rule 5605(c)(2) and Recommendation 2.3 of the ASX Corporate Governance Recommendations).

The Board has also determined that Mr. Wiadrowski qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Wiadrowski’s level of knowledge and experience based on a number of factors, including his formal education and experience as an audit partner for public reporting companies.

Report of the Audit and Risk Management Committee of the Board of Directors*

The Audit and Risk Management Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management of the Company. The Audit and Risk Management Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit and Risk Management Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit and Risk Management Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit and Risk Management Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Mr. David Wiadrowski

Mr. John Philip Coghlan

Mr. James Synge

Remuneration and Nomination Committee

The Remuneration and Nomination Committee is composed of three directors: Mr. Coghlan, Ms. Morin and Mr. Goines. All members of the Company’s Remuneration and Nomination Committee are independent (as independence is currently defined in Section 303A.02 of the NYSE Listed Company Manual, Nasdaq Stock Market Rules 5605(c)(2) and 5605(d)(2) and Recommendation 2.3 of the ASX Corporate Governance

*

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Recommendations). The Remuneration and Nomination Committee met six times during the fiscal year. The Board has adopted a written Remuneration and Nomination Committee charter that is available to stockholders on the Company’s website at investors.life360.com.

The Remuneration and Nomination Committee acts on behalf of the Board to review, recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including:

•

establishment of policies and practices relevant to the compensation of the Company’s executive officers, directors, and other senior management and evaluation of performance in light of performance objectives established by the Company;

•	oversee human capital management, including the Company’s culture and diversity and inclusion programs and initiatives;

•

review and recommendation to the Board for approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s Chief Executive Officer and the other executive officers and directors; and

•	review the terms of the Company’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Remuneration and Nomination Committee Processes and Procedures

Typically, the Remuneration and Nomination Committee meets at least two times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Remuneration and Nomination Committee, in consultation with the Chief People Officer and Compensia, Inc. (“Compensia”). The Remuneration and Nomination Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Remuneration and Nomination Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Remuneration and Nomination Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Remuneration and Nomination Committee regarding his compensation or individual performance objectives. The charter of the Remuneration and Nomination Committee grants the Remuneration and Nomination Committee the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Remuneration and Nomination Committee considers necessary or appropriate in the performance of its duties. The Remuneration and Nomination Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Remuneration and Nomination Committee. In particular, the Remuneration and Nomination Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Remuneration and Nomination Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Remuneration and Nomination Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. For addition information, see “Compensation Discuss and Analysis—How We Determine Compensation—Role of Remuneration and Nomination Committee” in this Proxy Statement.

Board of Directors Nominations

The Remuneration and Nomination Committee is also responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending candidates to the Board for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, and assessing the performance of the Board.

The Remuneration and Nomination Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having high personal integrity and ethics. The Remuneration and Nomination Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Remuneration and Nomination Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Remuneration and Nomination Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

The Remuneration and Nomination Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Remuneration and Nomination Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Remuneration and Nomination Committee also takes into account the results of the Board’s self-evaluation, conducted at least annually with the advice and assistance of the Remuneration and Nomination Committee, to review and evaluate the performance of the Board, each board committee, and each individual director against the relevant charters, corporate governance policies, and agreed goals and objectives. In the case of new director candidates, the Remuneration and Nomination Committee also determines whether the nominee is independent, which determination is based upon applicable stock exchange listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Remuneration and Nomination Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Remuneration and Nomination Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Remuneration and Nomination Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

At this time, the Remuneration and Nomination Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Remuneration and Nomination Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

Remuneration and Nomination Committee Interlocks and Insider Participation

As noted above, the Remuneration and Nomination Committee consists of Mr. Coghlan, Ms. Morin and Mr. Goines. None of the members of the Remuneration and Nomination Committee was at any time during 2023 or at any other time one of our officers or employees, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During 2023, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or Remuneration and Nomination Committee.

Remuneration and Nomination Committee Report1

The Remuneration and Nomination Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Remuneration and Nomination Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Mark Goines

John Philip Coghlan

Brittany Morin

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders are encouraged to submit questions or requests for information directly to the Company via the Company’s website at www.life360.com in accordance with the Company’s Shareholder Communication Policy. Every effort is made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

CODE OF CONDUCT

The Company has adopted a Code of Conduct that applies to all officers, directors, employees, contractors, consultants, and authorized representatives. The Code of Conduct is available on the Company’s website at investors.life360.com. If the Company makes any substantive amendments to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

CORPORATE GOVERNANCE STATEMENT

The Board has documented the governance practices followed by the Company in the Corporate Governance Statement in accordance with the fourth edition of the ASX Corporate Governance Recommendations to assure that the Board has the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The statement is also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Statement sets forth the practices the Board intends to follow with respect to board composition and selection including diversity objectives, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, corporate social responsibility and board committees and compensation. In furtherance of the objectives set forth in the Corporate Governance Statement, the Company maintains a Diversity Policy. The Corporate Governance Statement, the Diversity Policy, and the charters for each committee of the Board, may be viewed at investors.life360.com.

HEDGING POLICY

As part of the Company’s Insider Trading Policy, all employees (including our executive officers), contractors, consultants, and Board members are prohibited from engaging in short sales of our securities, buying or selling puts or calls on our securities or otherwise engaging in hedging transactions involving our securities. The Company’s Insider Trading Policy also prohibits pledging the Company’s securities as collateral in a margin account or as collateral for a loan unless the pledge has been approved by the Company’s General Counsel in accordance with any applicable policy or guidelines of the Company regarding pledging.

[1]

The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the Commission and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than the Company’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2

APPROVAL OF GRANT OF RSUS AND PRSUS TO

CHRIS HULLS

Proposal 2 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs and PRSUs to Chris Hulls under the Stock Plan, for the year ending December 2024.

The Board considers that this grant of RSUs and PRSUs to Chris Hulls would be a cost effective and efficient reward for the Company to make to appropriately incentivize his continued performance and is consistent with the strategic goals and targets of the Company.

Refer to the section titled “Executive Compensation” in this proxy statement for a summary of the terms and conditions of the Stock Plan.

ASX Listing Rule 10.14

In accordance with ASX Listing Rule 10.14, the Company must not permit a director and any of his or her associates to acquire securities under an employee incentive scheme unless it obtains stockholder approval. Therefore, the issue of RSUs and/or PRSUs to a director requires the approval of stockholders for the purposes of ASX Listing Rule 10.14.

Details of any securities issued under the Stock Plan will be published in the Company’s Annual Report on Form 10-K for the fiscal year ended 2024 relating to the period in which they were issued, along with a statement that the approval for the issue was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the Stock Plan after this proposal is approved, and who were not named in this Notice, will not participate until stockholder approval is obtained under that ASX Listing Rule.

Specific Information required by ASX Listing Rule 10.15

For the purposes of ASX Listing Rule 10.15, the following additional information is provided to stockholders:

Recipient Grants	RSUs and PRSUs will be granted to Chris Hulls, the Co-Founder and CEO of the Company. Chris Hulls is a director of the Company and consequently falls within the category of person listed in ASX Listing Rule 10.14.1.

Chris Hulls’ current cash remuneration	A base salary of US$515,000 and a target cash bonus of US$515,000 for the period January 1, 2024 to December 31, 2024.

Number of securities previously granted under the Stock Plan

•  October 1, 2013: 167,000 options with an exercise price of US$0.58 per share and an expiry date of September 30, 2023.*

•  October 31, 2013: 520,843 options with an exercise price of US$0.58 per share and an expiry date of October 30, 2018.**

•  August 11, 2014: 707,996 options with an exercise price of US$0.91 per share and an expiry date of August 10, 2024.*

•  August 11, 2014: 9,736 options with an exercise price of US$0.91 per share and an expiry date of August 10, 2024.*

•  October 24, 2017: 208,987 options with an exercise price of US$2.15 per share and an expiry date of October 23, 2027.

•  July 16, 2018: 1,269,386 options with an exercise price of US$2.53 per share and an expiry date of July 15, 2028.

•  October 30, 2018: 10 options with an exercise price of US$9.55 per share and an expiry date of October 29, 2028.

•  April 7, 2020: 49,453 RSUs that fully vested on April 7, 2022.

•  July 30, 2020: 230,000 options with an exercise price of US$7.28 per share and an expiry date of July 30, 2030.

•  February 1, 2021: 100,000 options with an exercise price of US$13.35 per share and an expiry date of February 1, 2027 and 50,000 RSUs.

•  May 20, 2022: 69,220 RSUs and 281,965 options with an exercise price of US$8.19 per share and an expiry date of May 20, 2028.

*   This grant was subsequently cancelled and is not currently outstanding. No shares subject to the grant were exercised.

**   This grant subsequently expired and is not currently outstanding. No shares subject to the grant were exercised.

Why this type of security is being used	It is market practice in the U.S. for executive compensation to include an equity component (commonly options and/or RSUs) to incentivize and retain individuals and align their interests with the interests of the stockholders. The proposed grant of RSUs and PRSUs to Chris Hulls is a cost-effective way to incentivize and retain Chris Hulls.

Date of issue of RSUs and PRSUs	May 30, 2024 (Australia) (May 29, 2024 (U.S.)) (the “Annual Meeting Date”).

Price of issue of RSUs and PRSUs	The Company will issue the RSUs and PRSUs to Chris Hulls under the Stock Plan for nil cash consideration.

Summary of material terms of any loan in relation to the acquisition of RSUs and PRSUs	The Company will not make a loan to Chris Hulls in connection with the issue of the RSUs and PRSUs.

Number of RSUs and PRSUs to be granted	Approval is sought to issue to Chris Hulls the number of RSUs calculated using the following formula (rounded down to the nearest whole share): $1,200,000 Annual Meeting Date FMV

Approval is also sought to issue to Chris Hulls up to the maximum number of PRSUs that will vest if the Company’s performance warranted the maximum possible award for the year ending December 31, 2024 (200% of the $1,800,000 target (the “Target”)) (rounded down to the nearest whole share).

   $3,600,000

Annual Meeting Date FMV

The Annual Meeting Date FMV shall be equal to the calculated U.S. Dollar equivalent of one share of common stock on the Annual Meeting Date or, if our securities are not traded on such day, the calculated U.S. Dollar equivalent of one share of common stock on the last business day prior to the Annual Meeting Date, as calculated by (i) multiplying the closing price of the CDIs on such day by the CDI/share of common stock ratio (3) and (ii) taking into account the exchange rate for the U.S. Dollar to the Australian Dollar as published in the Wall Street Journal on the Annual Meeting Date or, if there is no exchange rate for such date, the last exchange rate published prior to the Annual Meeting Date.

Example:

The below table is indicative only and illustrates the value that may be attributed to the RSUs and/or PRSUs based on hypothetical Annual Meeting Date FMVs calculated by the Company:

	RSUs	PRSUs
Based on a Meeting Date FMV of US$23.01(1)	52,151 RSUs	78,226 PRSUs
Based on a Meeting Date FMV of US$26.00(2)	46,153 RSUs	69,230 PRSUs
Based on a Meeting Date FMV of US$29.01(3)	41,365 RSUs	62,047 PRUs

(1)   Rounded to the nearest whole cent and assuming a closing price of A$11.62, CDI/share ratio of 3:1 and exchange rate of A$1:US$0.66.

(2)   Rounded to the nearest whole cent and assuming a closing price of A$13.13, CDI/share ratio of 3:1 and exchange rate of A$1:US$0.66.

(3)   Rounded to the nearest whole cent and assuming a closing price of A$14.65, CDI/share ratio of 3:1 and exchange rate of A$1:US$0.66.

Summary of material terms of the RSUs and the Stock Plan

The RSUs will vest monthly in equal tranches over four years following January 1, 2024, provided that Chris Hulls remains a director of the Company as at the applicable vesting date and are settled in shares for nil consideration. Unvested RSUs automatically lapse upon a termination of service unless otherwise determined by the Board.

The RSUs will be issued on terms and conditions set out in the Stock Plan, a summary of which is provided in the section titled “Executive Compensation” in this proxy statement.

Summary of material terms of the PRSUs and the Stock Plan

The vesting conditions for the PRSUs will comprise the following two metrics, each with a weighting of 50%:

•  a revenue metric for the year ending December 31, 2024; and

•  an Adjusted EBITDA metric for the year ending December 31, 2024 (1).

Each of the revenue metric and the Adjusted EBITDA metric is within the Company’s published revenue ($365-$375 million) and Adjusted EBITDA ($30-$35 million) guidance described in the Company’s press release filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 29, 2024. See the Appendix for additional information on Adjusted EBITDA.

Revenue (50% Weighting)	Adjusted EBITDA (50% Weighting)
Threshold: 90% of revenue target. If revenue is below the threshold, 50% of the PRSUs will lapse.	Threshold: 90% of Adjusted EBITDA target. If Adjusted EBITDA is below the threshold, 50% of the PRSUs will lapse.
If revenue is above target and the Adjusted EBITDA threshold is achieved: up to 100% of the PRSUs will vest (representing 200% of Target).

If revenue is above target and the Adjusted EBITDA threshold is not achieved: up to 50% of the PRSUs will vest (representing 100% of Target).	If Adjusted EBITDA is above target and the revenue threshold is not achieved: up to 50% of the PRSUs will vest (representing 100% of Target)

Payout 3:1 for Revenue above target, subject a cap of 200% of Target, as set out in the below table.	Payout 2:1 for Adjusted EBITDA beyond target subject a cap of 200% of Target, as set out in the below table.

(1)  “Perf” means actual performance measured against the revenue target and Adjusted EBITDA target, respectively. “Payout” means the percentage of the target that will be earned and vest.

Following the performance period, the number of PRSUs that will vest will be determined by the Remuneration and Nomination Committee having regard to the above performance metrics. 25% of any earned PRSUs will vest on the first quarterly vesting date following such determination, with the remaining 75% converting to time-based RSUs and vesting in twelve equal quarterly installments and will be settled in shares for nil consideration, subject to continued employment through each vesting date. Unvested RSUs automatically lapse upon a termination of service unless otherwise determined by the Board.

The PRSUs will be issued on terms and conditions set out in the Stock Plan, a summary of which is provided in the section titled “Executive Compensation” in this proxy statement.

Value attributed to the RSUs and PRSUs	The Company values the RSUs at US$1,200,000 and the PRSUs at US$1,800,000. The maximum amount of PRSUs that may be granted pursuant to this award is 200% of the target grant amount ($3,600,000). The Company is seeking approval for an aggregate award of RSUs and PRSUs equal to a total of approximately $4,800,000.

If Proposal 2 is approved, the Company will proceed to grant the relevant RSUs and PRSUs to Chris Hulls. If Proposal 2 is not approved, the Company will not grant the relevant RSUs or PRSUs to Chris Hulls and will consider alternative incentives including an increase to the cash component of Chris Hulls’ compensation.

THE BOARD OF DIRECTORS (EXCLUDING MR. HULLS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2

PROPOSALS 3 TO 10

APPROVAL OF GRANT OF RSUS TO NON-EXECUTIVE DIRECTORS

Proposals 3 to 10 seek stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to the relevant non-executive directors (as defined below) of the Company under the Stock Plan as follows:

•	Proposal 3 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to John Philip Coghlan under the Stock Plan;

•	Proposal 4 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to Brittany Morin under the Stock Plan;

•	Proposal 5 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to James Synge under the Stock Plan;

•	Proposal 6 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to Mark Goines under the Stock Plan;

•	Proposal 7 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to David Wiadrowski under the Stock Plan;

•	Proposal 8 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to Randi Zuckerberg under the Stock Plan;

•	Proposal 9 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to Alex Haro under the Stock Plan;

•	Proposal 10 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of RSUs to Charles Prober under the Stock Plan.

If stockholder approval is obtained, the RSUs will be issued under and subject to the terms of the Stock Plan. The Remuneration and Nomination Committee believes that non-executive directors should maintain a meaningful level of share ownership to further align their interests with those of the Company’s stockholders and to ensure compensation is in line with market standards.

ASX Listing Rule 10.14 provides that the Company must not permit a director or an associate of a director to acquire RSUs under an employee incentive scheme without the prior approval of the stockholders of the Company. The Stock Plan is an ‘employee incentive scheme’ for the purposes of the ASX Listing Rules.

Specific Information Required by ASX Listing Rules 10.14 and 10.15

For the purposes of ASX Listing Rules 10.14 and 10.15, the following additional information is provided to stockholders:

Recipient of RSUs	RSUs will be granted to the non-executive directors of the Company, namely, John Philip Coghlan, Brittany Morin, James Synge, Mark Goines, David Wiadrowski, Randi Zuckerberg, Alex Haro and Charles Prober, who each fall within the category of person listed in ASX Listing Rule 10.14.1.

Why this type of security is being used	The Remuneration and Nomination Committee believes that non-executive directors should maintain a meaningful level of share ownership to further align their interests with those of the Company’s stockholders.

Date of issue of RSUs	The Annual Meeting Date.

Price of issue of RSUs	The Company will issue the RSUs to the non-executive directors under the Stock Plan for nil cash consideration.

Summary of material terms of any loan in relation to the acquisition	The Company will not make a loan to the non-executive directors in connection with the issue of the RSUs.

Summary of material terms of the RSUs and the Stock Plan	The RSUs will vest quarterly in equal tranches over the year following May 15, 2024 provided that the relevant non-executive director remains a director of the Company as at the applicable vesting date and are settled in shares for nil consideration. Unvested RSUs automatically lapse upon a termination of service unless otherwise determined by the Board. The RSUs will be issued on terms and conditions set out in the Stock Plan, a summary of which is provided in the section titled “Executive Compensation” in this proxy statement.

Number of RSUs to be granted

The number of RSUs to be issued to each non-executive director will be calculated using the following formula (rounded down to the nearest whole share):

    RSU Value

Annual Meeting Date FMV

The Annual Meeting Date FMV shall be equal to the calculated U.S. Dollar equivalent of one share of common stock on the Annual Meeting Date or, if our securities are not traded on such day, the calculated U.S. Dollar equivalent of one share of common stock on the last business day prior to the Annual Meeting Date, as calculated by (i) multiplying the closing price of the CDIs on such day by the CDI/share of common stock ratio (3) and (ii) taking into account the exchange rate for the U.S. Dollar to the Australian Dollar as published in the Wall Street Journal on the Annual Meeting Date or, if there is no exchange rate for such date, the last exchange rate published prior to the Annual Meeting Date.

Example:

The below table is indicative only and illustrates the value that may be attributed to the RSUs (assuming US$100,000 RSUs are granted) based on different Meeting Date FMVs calculated by the Company:

RSUs
	Based on a Meeting Date FMV of US$23.01(1)	4,345 RSUs
	Based on a Meeting Date FMV of US$26.00(2)	3,846 RSUs
	Based on a Meeting Date FMV of US$29.01(3)	3,447 RSUs

(1)   Rounded to the nearest whole cent and assuming a closing price of A$11.62, CDI/share ratio of 3:1 and exchange rate of A$1:US$0.66.

(2)   Rounded to the nearest whole cent and assuming a closing price of A$13.13, CDI/share ratio of 3:1 and exchange rate of A$1:US$0.66.

(3)   Rounded to the nearest whole cent and assuming a closing price of A$14.65, CDI/share ratio of 3:1 and exchange rate of A$1:US$0.66.

Current total remuneration package for the period ending May 15, 2024 and value of the RSUs	John Philip Coghlan	Director Fees (including membership of the Audit & Risk Management Committee and Remuneration & Nomination Committee): US$143,000 cash (inclusive of $87,500 for serving on the Special Committee (as defined below)) and RSUs with a value of US$154,000, the subject of this stockholder approval.
	Brittany Morin	Director Fees (including membership of the Remuneration & Nomination Committee): US$39,000 cash; and RSUs with a value of US$125,000 the subject of this stockholder approval.
	James Synge	Director Fees (including membership of the Audit & Risk Management Committee): US$38,500 cash; and RSUs with a value of US$125,500, the subject of this stockholder approval.
	Mark Goines	Director Fees (including Chair of the Remuneration & Nomination Committee): US$135,000 cash (inclusive of $95,000 for serving as chair of the Special Committee); and RSUs with a value of US$127,000, the subject of this stockholder approval.
	David Wiadrowski	Director Fees (including Chair of the Audit & Risk Management Committee): US$127,500 cash (inclusive of $87,500 for serving on the Special Committee); and RSUs with a value of $135,000, the subject of this stockholder approval.
	Randi Zuckerberg	Director Fees (including membership of the Audit & Risk Management Committee): US$126,000 cash (inclusive of $87,500 for serving on the Special Committee); and RSUs with a value of US$125,500, the subject of this stockholder approval.
	Alex Haro	Director Fees: US$35,000 cash; and RSUs with a value of US$120,000, the subject of this stockholder approval.

	Charles Prober	Director Fees: US$35,000 cash; and RSUs with a value of US$120,000, the subject of this stockholder approval.

Number of securities previously granted under the Stock Plan	John Philip Coghlan

•  June 28, 2012: 16,000 options with an exercise price of US$0.38 per share and an expiry date of June 28, 2022.*

•  April 17, 2015: 31,938 options with an exercise price of US$1.12 per share and an expiry date of April 17, 2025.**

•  June 30, 2016: 47,938 options with an exercise price of US$0.18 per share and an expiry date of June 27, 2026.

•  October 24, 2017: 143,226 options with an exercise price of US$2.15 per share and an expiry date of October 24, 2027.

•  March 14, 2019: 48,946 options with an exercise price of US$6.28 per share and an expiry date of March 14, 2029.

•  May 11, 2019: 368 RSUs with a fair market value at grant of US$9.47 per share and fully vested as of May 14, 2020.

•  July 30, 2020: 12,039 RSUs with a fair market value at grant of US$7.27 per share and fully vested as of May 15, 2021.

•  April 29, 2021: 2,330 RSUs with a fair market value at grant of US$13.35 per share and 15,119 Options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 5,424 RSUs with a fair market value at grant of US$8.19 per share and 25,775 options with an exercise price of US$8.19 and an expiry date of May 20, 2028.

•  May 30, 2023: 11,667 RSUs with a fair market value at grant of US$13.18 per share.

*   This grant was subsequently cancelled and is not currently outstanding. No shares subject to the grant were exercised.

**   Options exercisable for 31,938 shares from this grant subsequently expired and are not currently outstanding.

No consideration was paid for the grant of the above options or RSUs.

Brittany Morin

•  January 24, 2018: 93,947 options with an exercise price of US$2.15 per share, and an expiry date of January 24, 2028.

•  July 30, 2020: 11,331 RSUs with a fair market value at grant of US$7.27 per share and fully vested as of May 15, 2021.

•  April 29, 2021: 1,798 RSUs with a fair market value at grant of US$13.35 per share and 11,663 Options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,507 RSUs with a fair market value at grant of US$8.19 per share and 21,421 options with an exercise price of US$8.19 and an expiry date of May 20, 2028.

•  May 30, 2023: 9,470 RSUs with a fair market value at grant of US$13.18 per share.

No consideration was paid for the grant of the above options or RSUs.

James Synge

•  May 11, 2019: 6,250 RSUs with a fair market value at grant of US$9.47 per share and fully vested as of May 14, 2020.

•  July 30, 2020: 8,756 RSUs with a fair market value at grant of US$7.27 per share and fully vested as of May 15, 2021.

•  April 29, 2021: 1,881 RSUs with a fair market value at grant of US$13.35 per share and 12,203 options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,581 RSUs with a fair market value at grant of US$8.19 per share and 21,769 options with an exercise price of US$8.19 and an expiry date of May 20, 2028.

•  May 30, 2023: 9,508 RSUs with a fair market value at grant of US$13.18 per share.

No consideration was paid for the grant of the above options or RSUs.

Mark Goines

•  June 28, 2012: 32,000 options with an exercise price of US$0.38 and an expiry date of June 28, 2022.

•  May 11, 2019: 6,005 RSUs with a fair market value at grant of US$9.47 per share and fully vested as of May 14, 2020.

•  July 30, 2020: 8,413 RSUs with a fair market value at grant of US$7.27 per share and fully vested as of May 15, 2021.

•  April 29, 2021: 1,865 RSUs with a fair market value at grant of US$13.35 per share and 12,101 options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,617 RSUs with a fair market value at grant of US$8.19 per share and 21,944 options with an exercise price of US$8.19 and an expiry date of May 20, 2028.

•  May 30, 2023: 9,622 RSUs with a fair market value at grant of US$13.18 per share.

No consideration was paid for the grant of the above options or RSUs.

David Wiadrowski

•  May 11, 2019: 7,353 RSUs with a fair market value at grant of US$9.47 per share and fully vested as of May 14, 2020.

•  July 30, 2020: 10,302 RSUs with a fair market value at grant of US$7.27 per share and fully vested as of May 15, 2021.

•  April 29, 2021: 2,135 RSUs with a fair market value at grant of US$13.35 per share and 13,850 options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,947 RSUs with a fair market value at grant of US$8.19 per share and 23,511 options with an exercise price of US$8.19 and an expiry date of May 20, 2028.

•  May 30, 2023: 10,228 RSUs fair market value at grant of US$13.18 per share.

No consideration was paid for the grant of the above options or RSUs.

Randi Zuckerberg

•  April 29, 2021: 2,482 RSUs with a fair market value at grant of US$13.15 per share and 16,101 options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,581 RSUs with a fair market value at grant of US$8.19 per share and 21,769 options with an exercise price of US$8.19 and an expiry date of May 20, 2028.

•  May 30, 2023: 9,508 RSUs with a fair market value at grant of US$13.18 per share.

No consideration was paid for the grant of the above options or RSUs.

Alex Haro

•  December 17, 2012: 167,823 options with an exercise price of US$0.38 per share and expiry date of 16 December 17, 2022.*

•  October 31, 2013: 414,003 options with an exercise price of US$0.53 per share and an expiry date of October 31, 2023.*

•  August 11, 2014: 610,092 options with an exercise price of US$0.91 per share and an expiry date of August 11, 2024.*

•  August 11, 2014: 32,089 options with an exercise price of US$0.91 per share and an expiry date of August 11, 2024.*

•  October 24, 2017: 167,189 options with an exercise price of US$2.15 per share and an expiry date of October 24, 2027.**

•  July 16, 2018: 453,352 options with an exercise price of US$2.53 per share and an expiry date of July 16, 2028.**

•  October 30, 2018: 10 options with an exercise price of US$9.55 per share and an expiry date of October 30, 2028.**

•  April 29, 2021: 2,462 RSUs with a fair market value at grant of US$13.35 per share and 15,972 options with an exercise price of US$13.35 and an expiry date of April 29, 2027.

•  May 20, 2022: 4,397 RSUs with a fair market value at grant of US$8.19 per share and 20,899 options with an exercise price of US$8.19 and an expiry date of May 20, 2028.

•  May 30, 2023: 9,091 RSUs with a fair market value at grant of US$13.18 per share.

*   This grant was subsequently cancelled and is not currently outstanding. No shares subject to the grant were exercised.

**   This grant has subsequently stopped vesting as of September 4, 2020. Unvested amounts were subsequently cancelled and no shares subject to the grants have been exercised to date.

No consideration was paid for the grant of the above options or RSUs.

Charles Prober

•  April 12, 2022: 614,859 RSUs with a fair market value at grant of US$11.98 per share and 232,752 options with an exercise price of US$11.18 and an expiry date of April 12, 2028.

No consideration was paid for the grant of the above options or RSUs.

If Proposals 3 to 10 are approved, the Company will proceed to grant the relevant RSUs to the relevant non-executive directors.

If Proposals 3 to 10 are not approved, the Company will not grant the relevant RSUs to the relevant non-executive directors and may increase the cash component of remuneration to appropriately rebalance overall director compensation.

Details of any securities issued under the Stock Plan will be published in the Company’s Annual Report on Form 10-K for the fiscal year ended 2024 relating to the period in which they were issued, along with a statement that the approval for the issue was obtained under ASX Listing Rule 10.14. Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the scheme after the resolution is approved and who were not named in the notice of meeting will not participate until approval is obtained under that rule.

THE BOARD OF DIRECTORS (EXCLUDING MR. COGHLAN, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3

THE BOARD OF DIRECTORS (EXCLUDING MS. MORIN, WHO ABSTAINS GIVEN HER PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4

THE BOARD OF DIRECTORS (EXCLUDING MR. SYNGE, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 5

THE BOARD OF DIRECTORS (EXCLUDING MR. GOINES, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 6

THE BOARD OF DIRECTORS (EXCLUDING MR. WIADROWSKI, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 7

THE BOARD OF DIRECTORS (EXCLUDING MS. ZUCKERBERG, WHO ABSTAINS GIVEN HER PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 8

THE BOARD OF DIRECTORS (EXCLUDING MR. HARO, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 9

THE BOARD OF DIRECTORS (EXCLUDING MR. PROBER, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 10

PROPOSAL 11

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the CD&A, the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are aligning pay for performance, including by making compensation variable and at risk, and aligns the compensation of our named executive officers with our stockholders’ interests. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote (“say-on-pay vote”) “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Remuneration and Nomination Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the votes cast affirmatively or negatively at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 11.

PROPOSAL 12

ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act, and Section 14A of the Exchange Act enable the Company’s stockholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a say-on-pay vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. Accordingly, the Company is asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote. For the reasons described below, the Board recommends that the stockholders select a frequency of once every one year.

The Board believes that an annual advisory vote on the compensation of the Company’s named executive officers will allow our stockholders to provide timely and direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. Accordingly, the Board is asking stockholders to indicate their preferred voting frequency by voting for one, two or three years or abstaining from voting on this proposal. The alternative among one year, two years or three years that receives the votes of the holders of a majority of the shares present at the meeting or represented by proxy and entitled to vote on the matter at the Annual Meeting will be deemed to be the frequency preferred by the stockholders: The Board recommends stockholders vote in favor of the following frequency:

“RESOLVED, that the frequency of every one year is hereby APPROVED as the frequency preferred by stockholders for the solicitation of advisory stockholder approval of the compensation paid to the Company’s named executive officers.”

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of the Company’s executive officer compensation practices should be held every year, every other year or every three years. If no option among those choices receives an affirmative vote of the holders of a majority of the votes cast affirmatively or negatively, the option among those choices that receives the highest number of affirmative votes cast will be deemed to be the frequency preferred by the stockholders.

The Board and the Remuneration and Nomination Committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on the Board or the Company, the Board may decide that it is in the best interests of the stockholders that the Company hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF “ONE YEAR” ON PROPOSAL 12.

PROPOSAL 13

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Risk Management Committee and the Board have selected Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and have further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm. However, the Board is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit and Risk Management Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit and Risk Management Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2023 and December 31, 2022, by Deloitte and BDO USA, LLP (“BDO”), respectively, the Company’s principal accountants for such periods.

Deloitte

	Fiscal Year Ended
	2023	2022
Audit Fees (1)	$2,831,216	—
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$2,831,216	—

BDO

	Fiscal Year Ended
	2023	2022
Audit Fees (1)	$225,000	$2,375,380
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees (2)	—	$85,940

Total Fees	$225,000	$2,461,320

All fees described above were pre-approved by the Audit and Risk Management Committee.

(1)

Audit Fees include fees related to the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements as well as services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements for those fiscal years, including review of SEC registration statements and related consents.
(2)	All Other Fees includes fees relating to tax, audit and valuation services relating to the acquisition of Tile, Inc. in January 2022.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit and Risk Management Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Deloitte. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit and Risk Management Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit and Risk Management Committee’s members, but the decision must be reported to the full Audit and Risk Management Committee at its next scheduled meeting.

The Audit and Risk Management Committee has determined that the rendering of services other than audit services by Deloitte is compatible with maintaining the principal accountant’s independence.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 3, 2023, based on the approval of the Audit & Risk Management Committee and the Board, the Company dismissed BDO as the Company’s independent registered public accounting firm. As described below, the decision to dismiss BDO as the independent registered public accounting firm of the Company is not the result of any disagreement with BDO.

BDO’s audit reports on the Company’s financial statements as of and for the year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2022, and in the subsequent interim period through April 3, 2023, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in the Company’s internal controls over financial reporting as disclosed in Part II, Item 9A of the Company’s Form 10-K as of December 31, 2022, related to management’s risk assessment process over information technology general controls, the design and implementation of information technology general controls, including certain controls over logical access, segregation of duties and change management, and certain process level controls including information used in the execution of those controls that impacted our financial reporting processes. BDO’s letter to the SEC stating its agreement with the statements in this paragraph was filed as an exhibit to the Company’s Current Report on Form 8-K dated April 10, 2023. Representatives of BDO are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

On April 7, 2023, following approval of the Audit Committee, the Company engaged Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

During the Company’s two most recent fiscal years, neither the Company nor anyone on its behalf consulted with Deloitte with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice of Deloitte was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions related thereto), or any “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Approval of this Proposal 13 requires the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 13.

PROPOSAL 14

APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

TO INCREASE NUMBER OF AUTHORIZED SHARES

On April 1, 2024, our Board adopted a resolution approving, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the authorized number of shares of our Common Stock from 100,000,000 shares to 500,000,000 shares (the “Share Increase Amendment”).

If stockholders approve this proposal, we expect to file a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the Share Increase Amendment (and any other amendment contemplated by proposals 16 through 18 that is approved by stockholders) as soon as practicable following stockholder approval. Upon the filing of such certificate of amendment with the Secretary of State of the State of Delaware, paragraph A of Article 4 of our Certificate of Incorporation would read as follows:

“Classes of Stock. The Corporation is authorized to issue one class of stock to be designated “Common Stock.” The total number of shares which the Corporation is authorized to issue is ~~100,000,000~~500,000,000 shares, each with a par value of $0.001 per share, all of which shares shall be Common Stock.

Paragraph A of Article 4 of our Certificate of Incorporation currently authorizes us to issue up to 100,000,000 shares of Common Stock. As of the close of business on April 9, 2024, the Record Date, our share utilization was as follows:

Number of Shares of Common Stock
Authorized for issuance	100,000,000
Issued and outstanding	[68,290,623	]
Reserved for issuance
Issuable pursuant to outstanding equity awards under our Stock Plan	[12,964,225	]
Issuable upon exercise of the Company’s warrants outstanding	[137,658	]
Issuable pursuant to outstanding convertible notes	[325,982	]
Reserved for issuance under the Company’s Stock Plan	[13,324,063	]
Total share usage (sum of issued and outstanding and reserved for issuance	[95,042,551	]
Total share usage as percentage of authorized	[95.0%	]

As a result, only approximately 4,957,449 shares of our common stock (or 5.0% of the total authorized shares) are unreserved and available for future issuance.

Reasons for the Increase in Authorized Shares

The Company is considering whether to pursue a public offering in the United States, which, if determined, would consist of the offer and sale of shares of Common Stock on a national exchange. While the timing and terms of any such potential offering will depend on a number of factors, including but not limited to market conditions in the United States, the Company believes that increasing the authorized shares pursuant to the Share Increase Amendment will provide greater flexibility to pursue a potential offering should favorable conditions arise. Even if our Board determines to undertake a public offering, there is no assurance that it will be completed.

Aside from any issuance of shares of Common Stock in connection with a potential public offering, the Board believes it is appropriate to increase our authorized shares of Common Stock to provide additional flexibility to promptly and appropriately use our Common Stock for strategic, business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of Common Stock, if approved, may be used for various purposes without further stockholder approval (subject to compliance with the ASX Listing Rules). These purposes may include, among other things, raising working capital; providing equity incentives to employees, officers, directors, and/or consultants; establishing collaborative or partnering arrangements with other companies; and other corporate purposes.

Based on these considerations, the Board adopted resolutions setting forth the Share Increase Amendment, declared the amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the amendment, unanimously resolved to submit the Share Increase Amendment to our stockholders for approval and recommended that our stockholders adopt the amendment.

Effects of the Increase in Authorized Shares

The additional authorized shares of Common Stock will have rights identical to our current outstanding Common Stock. While adoption of the Share Increase Amendment will not have any immediate dilutive effect on the voting power or other rights of our existing stockholders, any future issuance of additional authorized shares of Common Stock may, among other things, dilute the earnings per share of our Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. Except as otherwise required by law or the ASX Listing Rules, the newly authorized shares of Common Stock may be issued by our Board without further vote of our stockholders. Under our Certificate of Incorporation, holders of our Common Stock do not have preemptive rights to purchase additional shares.

Although this proposal to approve the Share Increase Amendment has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt, the additional shares of Common Stock that would become available for issuance if this proposed amendment is approved could also be used, subject to the Board’s fiduciary duties, to oppose a hostile takeover attempt or to delay or prevent changes in control.

If our stockholders do not approve this proposal, no changes will be made to the Certificate of Incorporation with respect to the number of authorized shares of the Common Stock of the Company and the Share Increase Amendment will not become effective.

Our Board may, in its sole discretion, abandon the Share Increase Amendment without further action by our stockholders at any time before the effectiveness thereof, even if the Share Increase Amendment has been authorized by our stockholders.

Required Vote

The approval of Proposal 14 will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 14.

PROPOSAL 15

APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

TO CREATE A CLASS OF PREFERRED STOCK

On April 1, 2024, our Board of Directors adopted a resolution approving, subject to stockholder approval, an amendment to our Certificate of Incorporation to authorize 50,000,000 shares of “blank check” preferred stock, issuable in one or more series, and to implement ancillary changes related thereto (the “Preferred Stock Amendment”). The term “blank check” preferred stock refers to preferred stock, the creation and issuance of which is authorized in advance by a company’s stockholders and the terms, rights and features of which are determined by the board of directors of a company without seeking further actions or vote of the stockholders. The Preferred Stock Amendment is conditional on each of (i) approval of Proposal 14 and the effectiveness of the Share Increase Amendment, (ii) the consummation of a public offering of the Company’s Common Stock and related listing on a national securities exchange in the United States, if any, and (iii) the Company changing its admission category on the ASX to a “Foreign Exempt Listing,” such change to admission category being subject to the ASX Listing Rules.

If stockholders approve this proposal, then following the satisfaction of each of the foregoing conditions, we expect to file a certificate of amendment to our Certificate of Incorporation reflecting the Preferred Stock Amendment with the Secretary of State of the State of Delaware. Upon the filing of such certificate of amendment with the Secretary of State of the State of Delaware, the following changes would be made to the Certificate of Incorporation (as through the filing of such certificate of amendment):

(1) Paragraph (A) of Article IV is amended as follows:

“Classes of Stock. ~~The Corporation is authorized to issue one class of stock to be designated “Common Stock.”~~ The total number of shares of all classes of stock which the Corporation is authorized to issue is ~~500,000,000~~550,000,000 shares, ~~each with a par value of~~ consisting of two classes: 500,000,000 shares of common stock, $0.001 par value per share, ~~all of which shares shall be~~ (“Common Stock”), and 50,000,000 shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).”

(2) Paragraph (B)(1) of Article IV is amended as follows:

“Dividend Rights. Subject to the ~~prior~~ rights, if any, of the holders of ~~all classes of stock at the time outstanding having prior rights as~~ a class or series of stock having a preference senior to or right to participate with the Common Stock with respect to dividends, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.”

(3) Paragraph (B)(2) of Article IV is amended as follows:

“Liquidation Rights. Upon the liquidation, dissolution or winding up of the Corporation, or the occurrence of a Liquidation Transaction (as defined below), subject to the rights, if any, of the holders of a class or series of stock having a preference senior to or right to participate with the Common Stock upon a liquidation, dissolution or winding up of the Corporation or the occurrence of a Liquidation Transaction, the assets of the Corporation available for distribution to stockholders (or the consideration received by the Corporation or its stockholders in a Liquidation Transaction) shall be distributed among the holders of the Common Stock pro rata based on the number of shares of Common Stock held by each. For purposes of this Section 2, a “Liquidation Transaction” shall be deemed to occur if the Corporation shall sell, lease or otherwise dispose of all or substantially all of the assets of the Corporation, or sell, exclusively license, convey, exchange or otherwise transfer all or substantially all of the intellectual property of the Corporation, or merge with or into or consolidate with any other corporation, limited liability company or other entity (other than a wholly-owned subsidiary of the Corporation), provided that none of the following shall be considered a Liquidation Transaction: (A) a merger effected exclusively for the purpose of changing the domicile of the Corporation or (B) a bona fide equity financing in which the Corporation is the surviving corporation or (C) a transaction in which the securities held by the stockholders of the Corporation immediately prior to the transaction represent 50% or more of the voting power of the surviving corporation following the transaction. Nothing in this Section 2 shall require the distribution to stockholders of anything other than proceeds of such transaction in the event of a merger or consolidation of the Corporation.”

(4) Paragraph (B)(4) of Article IV is amended as follows:

“Voting Rights and Powers. Each holder of Common Stock shall be entitled to the right to one vote per share of Common Stock, to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law; provided, however, that, except as otherwise required by applicable law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (as amended from time to time, the “Restated Certificate”), including any certificate of designation filed with respect to any series of Preferred Stock, that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together as a class with the holders of one or more other affected series of Preferred Stock, to vote thereon pursuant to applicable law or the Restated Certificate (including any certificate of designation filed with respect to any series of Preferred Stock). ~~The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of shares of stock of the Corporation representing a majority of the votes represented by all outstanding shares of stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.~~”

(5) Article IV is hereby amended by adding at the end of such Article a new Paragraph (C), to read in full as follows:

“Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide for the issue of all or any of the unissued and undesignated shares of the Preferred Stock, in one or more series, and to fix the number of shares of such series and to determine for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be set forth in a certificate of designation adopted by the Board of Directors and filed in accordance with the Delaware General Corporation Law.”

(6) Article IV is hereby amended by adding at the end of such Article a new Paragraph (D), to read in full as follows:

“Certain Amendments. The number of authorized shares of Preferred Stock and Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of shares of stock of the Corporation representing a majority of the votes represented by all outstanding shares of stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock or Common Stock, respectively, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock. For the avoidance of doubt, but subject to the rights of the holders of any outstanding series of Preferred Stock, Section 242(d) of the Delaware General Corporation Law shall apply to amendments to this Restated Certificate.”

(7) Article XI is hereby amended by adding the following clause at the beginning of each paragraph of that Article (which will include a new Paragraph (B) thereof if Proposal 16 and the amendment contemplated thereby is approved by stockholders and becomes effective prior to effectiveness of the Preferred Stock Amendment):

“Subject to any rights of the holders of shares of any series of Preferred Stock then outstanding,”

The Certificate of Incorporation currently authorizes us to issue up to 100,000,000 shares of Common Stock, with a par value of $0.001. The Preferred Stock Amendment is conditional on approval of Proposal 14, which would, if approved by stockholders, increase the authorized number of shares of our Common Stock from 100,000,000 shares to 500,000,000 shares.

Reasons for the Preferred Stock Amendment

“Blank check” preferred stock is commonly authorized by companies publicly traded in the United States, including substantially all of the companies in our 2023 peer group (see “Executive Compensation—Compensation Discussion and Analysis”) and approval is being sought to provide us with increased financial flexibility in meeting future capital requirements and to utilize preferred stock in response to rapidly developing acquisition and corporate financing opportunities as well as to advance our business plan. It is anticipated that the purposes for which such preferred stock may be issued include, without limitation, exchanging preferred stock for common stock, the issuance of preferred stock for cash as a means of obtaining working capital, or issuance of preferred stock as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. No specific shares of preferred stock are being designated at this time, and we do not currently have any plans to issue shares of preferred stock.

Based on these considerations, the Board adopted resolutions setting forth the Preferred Stock Amendment, declared the amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the amendment, unanimously resolved to submit the Preferred Stock Amendment to our stockholders for approval and recommended that our stockholders adopt the amendment.

Effects of the Preferred Stock Amendment

The Preferred Stock Amendment will give our Board flexibility, without further stockholder action, except as otherwise required by law or the rules of any national securities exchange in the United States on which we may list, to issue preferred stock on such terms and conditions as our Board deems to be in the best interests of our stockholders Although the Preferred Stock Amendment is not motivated by anti-takeover concerns, the availability of authorized shares of preferred stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult, which could have the effect of discouraging unsolicited takeover attempts. The Board is required to make any determination to issue shares of Common Stock or preferred stock based on its judgment as to the best interests of the stockholders and the Company. However, in certain circumstances, issuing preferred stock without further action by the stockholders may delay or prevent a change of control of the Company, may discourage bids for the Company’s Common Stock or preferred stock at a premium over the market price of the Common Stock or preferred stock and may adversely affect the market price of the Common Stock or preferred stock. Thus, authorizing “blank check” preferred stock could render more difficult and less likely a hostile merger, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company.

If the Board determines to undertake a public offering in the United States, the Board also anticipates approving certain amendments to the Company’s Bylaws, which would include conforming changes to reflect any amendments to the Certificate of Incorporation that are approved by stockholders at the Annual Meeting and become effective, and may include such further changes, including additional anti-takeover measures, that the Board believes to be in the best interests of the Company and our stockholders. For a discussion of anti-takeover measures previously adopted by and applicable to the Company, see the section titled “Anti-Takeover Effects of Delaware Law and Our Certificate of Incorporation and Bylaws” in our Amendment No. 2 to Form 10, as filed with the SEC on July 5, 2022.

When authorizing and issuing a series of preferred stock, the Board would determine all designations, relative rights, preference, and limitations of such stock including but not limited to the following: designation of series and numbers of shares; dividend rights; rights upon liquidation or distribution of assets of the Company; conversion or exchange rights; redemption provisions; sinking fund provisions; and voting rights. While we may consider effecting an equity offering of preferred stock or otherwise issuing such stock in the future, as of the date hereof, we have no agreements or understandings with any third party to effect any such offering or issuance, and no assurances are given that any offering will in fact be effected or that any issuance will be proposed and consummated. Therefore, the terms of any preferred stock subject to this proposal cannot be stated or estimated with respect to any or all of the securities authorized.

The issuance of preferred stock could dilute both the equity interests and the earnings per share of existing holders of our Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of preferred stock could also have voting rights superior to our Common Stock, and therefore would have a dilutive effect on the voting power of our existing stockholders. The issuance of preferred stock could also affect the number of dividends, if any, paid our stockholders and may reduce the share of the proceeds that they would receive upon a future liquidation of our company.

If our stockholders do not approve this proposal, no changes will be made to the Certificate of Incorporation with respect to the authorization of a series of preferred stock of the Company and the Preferred Stock Amendment will not become effective.

Our Board may, in its sole discretion, abandon the Preferred Stock Amendment without further action by our stockholders at any time before the effectiveness thereof, even if the Preferred Stock Amendment has been authorized by our stockholders.

Required Vote

The approval of Proposal 15 will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 15.

PROPOSAL 16

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

TO AMEND AUTHORITY TO CALL A SPECIAL MEETING

On April 1, 2024, our Board adopted a resolution approving, subject to stockholder approval, an amendment to the Certificate of Incorporation to permit the Chairperson of the Board, the Board, or the Chief Executive Officer of the Company to call a special meeting of our stockholders, with the effect of removing the ability of certain stockholders to call a special meeting (the “Special Meeting Amendment”).

If stockholders approve this proposal, we expect to file a certificate of amendment with the Secretary of State of the State of Delaware setting forth the Special Meeting Amendment (and any other amendment contemplated by Proposals 14, 17 and 18 that is approved by stockholders) as soon as is practicable following stockholder approval. Upon the filing of such certificate of amendment with the Secretary of State of the State of Delaware, the underlined paragraph B would be added to Article XI our Certificate of Incorporation such that Article XI would read as follows:

“(A) Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

(B) Special meetings of stockholders of the Corporation may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the Board of Directors, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.”

Reasons for the Special Meeting Amendment

Like most public companies, Life360 holds an annual stockholder meeting to elect directors and to address various other corporate matters. Preparing for and holding stockholder meetings consumes substantial management, legal and administrative time and resources, and temporarily diverts the focus of the Board and senior management away from managing the Company. Stockholder meetings also impose significant financial costs on the Company, such as third-party expenditures associated with preparing, printing, filing and mailing required proxy materials and holding the meeting. As a result, the Board believes that special meetings should be extraordinary events that are held only when fiduciary, strategic, transactional or similar considerations dictate that a matter is so critical or time sensitive that it must be addressed immediately, rather than at the next annual meeting. Most of the companies in our 2023 peer group (see “Executive Compensation—Compensation Discussion and Analysis”) do not permit stockholders to call a special meeting.

The Board believes that annual stockholder meetings are the most appropriate forum for stockholders to submit proposals and raise issues stockholders believe should be voted upon. Because Life360’s annual meetings are regularly held and scheduled well in advance, stockholders are able to plan to express their concerns and are afforded ample opportunity to do so within this setting. Stockholders can use the Company’s annual meeting to communicate their concerns to other stockholders, the Board and management, including through the submission of stockholder proposals to be included in the Company’s proxy statement or otherwise presented at the meeting. Stockholders are also encouraged to submit questions or requests for information directly to the Company. For more information, see the section titled “Communications With The Board of Directors” of this proxy statement. In the unlikely event that an extraordinary matter arises requiring immediate formal stockholder action before the next annual meeting, the Bylaws provide that our Chief Executive Officer, the Chairperson of the Board, the President or the Board, whose members are bound by fiduciary duties to act in the best interest of all stockholders, may call a special meeting of stockholders.

Stockholders can be assured that their right to be apprised of and vote on significant matters is also protected by state law and stock exchange rules. Delaware laws require that major corporate actions, such as a merger or a sale of substantially all of our assets, be approved by stockholders holding at least a majority of our outstanding stock. Also, because the Company is listed on the ASX, the Company must obtain stockholder approval for certain actions regarding equity compensation plans and significant issuances of securities.

Based on these considerations, the Board adopted resolutions setting forth the Special Meeting Amendment, declared the amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the amendment, unanimously resolved to submit the Special Meeting Amendment to our stockholders for approval and recommended that our stockholders adopt the amendment.

Effects of the Special Meeting Amendment

Our current Bylaws permit the Board, the Chairperson of the Board, the Chief Executive Officer, the President, or one or more stockholders holding 10% or more of the votes entitled to be cast on an issue to call a special meeting of our stockholders. The DGCL permits special meetings to be called by the Board or by such persons authorized by a company’s certificate of incorporation or bylaws.

The certificate of amendment to the Certificate of Incorporation will permit the Board, the Chairperson of the Board, or the Chief Executive Officer, or the President to call a special meeting of our stockholders. Pursuant to the DGCL, the Certificate of Incorporation will supersede our current Bylaws, which will have the effect of removing the right of holders of 10% of the votes entitled to be cast to call a special meeting of our stockholders. If this proposal is approved, the Board intends to make a corresponding amendment to our current Bylaws.

Although this proposal to approve the Special Meeting Amendment was prompted by business and financial considerations and not by the threat of any hostile takeover attempt, the inability of stockholders holding 10% or more of our stock to call a special meeting may delay or prevent hostile takeovers or changes in control.

If the Board determines to undertake a public offering in the United States, the Board also anticipates approving certain amendments to the Company’s Bylaws, which would include conforming changes to reflect any amendments to the Certificate of Incorporation that are approved by stockholders at the Annual Meeting and become effective, and may include such further changes, including additional anti-takeover measures, that the Board believes to be in the best interests of the Company and our stockholders. For a discussion of anti-takeover measures previously adopted by and applicable to the Company, see the section titled “Anti-Takeover Effects of Delaware Law and Our Certificate of Incorporation and Bylaws” in our Amendment No. 2 to Form 10, as filed with the SEC on July 5, 2022.

If our stockholders do not approve the proposal, no changes will be made to the Certificate of Incorporation with respect to the ability to call a special meeting and the Special Meeting Amendment will not become effective.

Our Board may, in its sole discretion, abandon the Special Meeting Amendment without further action by our stockholders at any time before the effectiveness thereof, even if the Special Meeting Amendment has been authorized by our stockholders.

Required Vote

The approval of Proposal 16 will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 16.

PROPOSAL 17

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

TO REFLECT DELAWARE LAW PROVISIONS REGARDING EXCULPATION OF OFFICERS

On April 1, 2024, our Board adopted a resolution approving, subject to stockholder approval, an amendment to the Certificate of Incorporation to eliminate or limit the liability of the Company’s officers to the extent permitted under Delaware law (the “Officer Exculpation Amendment”). If stockholders approve this proposal, we expect to file a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the Officer Exculpation Amendment (and any other amendment contemplated by proposals 14, 16 and 18 that is approved by stockholders) as soon as is practicable following such approval. Upon the filing of such certificate of amendment with the Secretary of State of the State of Delaware, paragraphs A and D of Article IX of our Certificate of Incorporation would read as follows:

(A) “To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended, ~~a~~ no director or officer of the Corporation shall ~~not~~ be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. Solely for purposes of this Paragraph A, “officer” shall have the meaning provided in Section 102(b)(7) of the Delaware General Corporation Law.

…

(D) “~~A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article V to authorize Corporation action further eliminating or limiting the personal liability of directors then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.~~[Reserved]”

Reasons for Providing for Officer Exculpation

Article IX of our Certificate of Incorporation currently eliminates the monetary liability of directors in certain circumstances pursuant to and consistent with the Delaware General Corporation Law (“DGCL”). Section 102(b)(7) of the DGCL was amended in 2022 to allow Delaware corporations to include in their certificates of incorporation provisions limiting the monetary liability of the certain officers for breach of the duty of care in certain actions. For both directors and officers, the liability limitation does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the director or officer derived an improper personal benefit. In addition, for officers, amended Section 102(b)(7) only permits exculpation for direct claims brought by stockholders, as opposed to claims brought by or on behalf of the Company (e.g., derivative claims). Because the protections of Section 102(b)(7) of the DGCL do not apply automatically, a Delaware corporation seeking to extend the benefits of Section 102(b)(7) of the DGCL to its corporate officers must amend its certificate of incorporation.

Stockholder plaintiffs have previously employed a tactic of bringing certain claims that would otherwise be exculpated if brought against directors, against individual officers to avoid dismissal of such claims and/or to drive companies toward settlements. The amendment to Section 102(b)(7) was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for stockholders. As a result, adopting an officer exculpation provision that aligns with the protections afforded under the DGCL could prevent protracted or otherwise meritless litigation that distracts from our primary objective of creating stockholder value over the long term. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. The Board believes that limiting concern about personal liability will empower officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith.

In addition, the Board believes it is important to provide protection to officers to the extent permitted by the DGCL to attract and retain executive talent. This protection has long been afforded to directors. Numerous other public companies have updated their governing documents to align with amended Section 102(b)(7) of the DGCL, and we expect this practice to continue. Therefore, our ability to attract and retain highly qualified officer candidates may be adversely impacted if we do not implement the expanded protections now offered under Delaware law.

Based on these considerations, the Board adopted resolutions setting forth the Officer Exculpation Amendment, declared the amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the amendment, unanimously resolved to submit the Officer Exculpation Amendment to our stockholders for approval and recommended that our stockholders adopt the amendment.

Effects of Providing Officer Exculpation

The Officer Exculpation Amendment would provide for the elimination of personal monetary liability for certain officers only in connection with direct claims brought by stockholders, subject to certain limitations. As is the case with directors under the current Certificate of Incorporation, the amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

If our stockholders do not approve this proposal, no changes will be made to the Certificate of Incorporation with respect to the limitation or elimination of liability of our officers and the Officer Exculpation Amendment will not become effective.

Our Board may, in its sole discretion, abandon the Officer Exculpation Amendment without further action by our stockholders at any time before the effectiveness thereof, even if the Officer Exculpation Amendment has been authorized by our stockholders.

Required Vote

The approval of Proposal 17 will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 17.

PROPOSAL 18

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

TO PROVIDE FOR AN EXCLUSIVE FEDERAL FORUM

Background

On April 1, 2024, our Board adopted a resolution approving, subject to stockholder approval, an amendment to Certificate of Incorporation to add a new provision that, unless the Company selects or consents in writing to the selection of an alternative forum, the sole and exclusive forum for the resolution of any complainant asserting a cause of action arising under the U.S. Securities Act of 1933, as amended (the “Securities Act”) shall be the federal district courts of the United States of America (the “Federal Forum Selection Amendment”).

If stockholders approve this proposal, we expect to file a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the Federal Forum Selection Amendment (and any other amendment contemplated by proposals 14, 16 and 17 that is approved by stockholders). Upon the filing of such certificate of amendment with the Secretary of State of the State of Delaware, Article X will be amended to read as follows:

(A) “Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any stockholder, director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action or proceeding asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation or Bylaws or (iv) any action or proceeding asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.”

(B) Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by applicable law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant named in such complaint. For the avoidance of doubt, this provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters for any offering giving rise to such complaint, and any other professional entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering

Reasons for Adopting an Exclusive Federal Forum Provision

Our Board believes that the Company and its stockholders will benefit from having any causes of action arising under the Securities Act being litigated in the federal district courts of the United States. The Federal Forum Selection Amendment is intended to provide a streamlined, efficient and organized process for resolution of such disputes. The Federal Forum Selection Amendment is intended to prevent plaintiff forum shopping and the related practice of filing parallel lawsuits in multiple jurisdictions. Most of the companies in our 2023 peer group (see “Executive Compensation—Compensation Discussion and Analysis”) have an exclusive federal forum provision in their certificate of incorporation or bylaws.

In determining whether to adopt the Federal Forum Selection Amendment, the Board considered a number of factors, including the following:

(1)	potentially avoiding litigating actions on the same topic in multiple jurisdictions, with the associated duplication of litigation expenses, and the potential for inconsistent outcomes;

(2)	limiting forum shopping by plaintiffs’ lawyers and potentially discouraging illegitimate claims;

(3)	retaining the Company’s ability to consent to an alternative forum, if desired;

(4)	avoiding having to address where an action may be brought, and instead focusing on underlying substantive rights or remedies;

(5)	the increasing trend toward adopting forum selection clauses in response to multi-forum litigation; and

(6)	the benefit of having the Board deliberate on whether to adopt such a provision on a “clear day” rather than in response to actual or threatened litigation.

Based on these considerations, the Board adopted resolutions setting forth the Federal Forum Selection Amendment, declared the amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the amendment, unanimously resolved to submit the Federal Forum Selection Amendment to our stockholders for approval and recommended that our stockholders adopt the amendment.

Effect of Federal Forum Selection

The approval and implementation of the Federal Forum Selection Amendment will result, to the fullest extent permitted by law, in the federal district courts of the United States of America being the exclusive forum for the resolution of any complainant asserting a cause of action arising under the Securities Act, unless the Company selects or consents in writing to the selection of an alternative forum.

If our stockholders do not approve this proposal, no changes will be made to the Certificate of Incorporation with respect to the selection of a federal forum for claims arising under the Securities Act, and the Federal Forum Selection Amendment will not become effective.

Our Board may, in its sole discretion, abandon the Federal Forum Selection Amendment without further action by our stockholders at any time before the effectiveness thereof, even if the Federal Forum Selection has been authorized by our stockholders.

Required Vote

The approval of Proposal 18 will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 18.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers as of     , 2024.

Name	Age	Position
Chris Hulls	40	Co-Founder, Chief Executive Officer and Director
Russell Burke	63	Chief Financial Officer
Lauren Antonoff	54	Chief Operating Officer
Susan Stick	56	General Counsel and Corporate Secretary
David Rice	55	General Manager, International

For Mr. Hulls’ biography, see “Proposal 1 Election of Directors” above.

Russell Burke has served as Life360’s Chief Financial Officer since May 2020. Prior to joining Life360, Mr. Burke served as the Chief Financial Officer of Fandor LLC, a subscription-based streaming service, from August 2017 to December 2018. Prior to that, he served as Chief Financial Officer at Globality, Inc., a business-to-business services marketplace, from July 2015 to July 2017. Mr. Burke also previously served as Chief Financial Officer of Mandalay Media, Inc. and Magic Leap, Inc. and as Chief Executive Officer of Weight Watchers Australia and New Zealand and held senior financial positions at Sony Music Entertainment, and earlier in his career he was with Price Waterhouse (now PricewaterhouseCoopers) in Australia and the U.S. Mr. Burke received his Bachelor of Commerce from the University of Newcastle (Australia) and is a Chartered Accountant (Australia and New Zealand).

Lauren Antonoff has served as Life360’s Chief Operating Officer since May 2023. Prior to Life360, Ms. Antonoff served in several roles at GoDaddy Inc., an internet domain registrar and web hosting company, where she was President of the U.S. small business division from November 2019 to January 2022 and Senior Vice President & General Manager of the small business Website and Commerce product line from March 2015 to November 2019. Prior to GoDaddy, Ms. Antonoff spent over 18 years at Microsoft Corporation, a computer software company, serving in various product and program management roles culminating as Director, Program Management for SharePoint. Ms. Antonoff served on the board of directors of Momentive Global Inc. since August 2022 to May 2023. Ms. Antonoff received a Bachelor of Arts in Rhetoric and Political Science from the University of California, Berkeley.

Susan Stick has served as Life360’s General Counsel and Corporate Secretary since July 2023. Prior to joining Life360, Ms. Stick served as General Counsel and Senior Vice President, People & Places of Evernote Corporation from June 2018 to January 2023. Previously, she served as Vice President & General Counsel of One Kings Lane, Associate General Counsel of Skype, and Assistant General Counsel of Intuit Inc. Ms. Stick received a Bachelor of Arts in History from the University of California, Los Angeles and a Juris Doctor from University of Hawaii at Manoa.

David Rice has served as Life360’s General Manager, International since January 2023. He previously served as Life360’s Chief Operating Officer from December 2017 to January 2023 and also as Chief Product Officer from October 2015 to December 2017. Prior to Life360, Mr. Rice was Chief Product Officer at Vevo LLC, Senior Vice President/General Manager at CBS Interactive Inc., and Vice President of Product at Yahoo Inc. Mr. Rice received his Bachelor of Arts in Business Economics and Japanese from the University of California, Santa Barbara and Master of Business Administration from Harvard Business School.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock (including shares underlying all issued and outstanding CDIs) of the Company as of February 29, 2024 by (i) each person who, to the Company’s knowledge, owns more than 5% of its Common Stock, (ii) each of the Company’s named executive officers and directors, and (iii) all of the Company’s executive officers and directors as a group. The table also sets out the names of all persons who have filed an ASIC Form 603 (Notice of initial substantial holder) notifying the Company of a relevant interest in 5% or more of the voting rights attached to the issued securities of the Company, or an ASIC Form 604 (Notice of change of interests of substantial holder) notifying the Company of a change to their relevant interest holding of 1% or more. Shares of our Common Stock subject to options, warrants, or other rights currently exercisable, or exercisable within 60 days of February 29, 2024, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person. As of February 29, 2024, the Company had 68,290,623 shares of Common Stock issued and outstanding, including all shares of Common Stock underlying issued and outstanding CDIs. Unless otherwise indicated below, the address for each beneficial owner is c/o Life360, Inc., 1900 S. Norfolk Street, Suite 310, San Mateo, California 94107.

Name of beneficial owner	Number of shares of Common Stock beneficially owned(1)	Percentage of Common Stock beneficially owned
5%+ Stockholders
Paradice Investment Management Pty Ltd(2)	4,968,763	7.3%
Regal Funds Management Pty Limited(3)	4,584,839	6.7%
Directors and named executive officers
Chris Hulls(4)	4,119,005	5.9%
Russell Burke(5)	635,701	*
Susan Stick	—	*
Lauren Antonoff	—	*
David Rice (6)	717,453	1.0%
John Philip Coghlan(7)	376,808	*
Mark Goines(8)	281,750	*
Alex Haro(9)	2,609,045	3.8%
Brit Morin(10)	151,769	*
Charles (CJ) Prober(11)	482,303	**
James Synge(12)	677,870	1.0%
David Wiadrowski(13)	78,025	*
Randi Zuckerberg(14)	52,064	*
All directors and executive officers as a group (13 individuals)(15)	10,181,793	14.1%

*	Indicates ownership of less than 1%.
(1)	Includes shares of Common Stock underlying issued and outstanding CDIs.
(2)

Represents 4,968,763 shares of Common Stock underlying 14,906,291 CDIs of which Paradice Investment Management Pty Ltd holds a relevant interest based upon the Company’s corporate records and upon the information provided by Paradice Investment Management Pty Ltd in a Notice of Change of Interests of Substantial Holder (a “Form 604”) filed with the ASX on March 21, 2023, which reported that Paradice Investment Management Pty Ltd held a relevant interest and can exercise voting and dispositive power over these shares as a discretionary investment manager or adviser. The address for Paradice Investment Management Pty Ltd is L27, Chifley Tower, 2 Chifley Square, Sydney NSW 2000, Australia.

(3)

Represents 4,584,839 shares of Common Stock underlying 13,754,519 CDIs of which Regal Funds Management Pty Limited (“Regal Pty”) holds a relevant interest based upon the Company’s corporate records and upon the information provided by Regal Pty in a Form 604 filed with the ASX on September 4, 2023, which reported that Regal Partners Limited is the legal holder of Regal Pty which has the power to control the exercise of a power to dispose of these securities. The address for Regal Pty and Regal Partners Limited is Level 47, Gateway, 1 Macquarie Place, Sydney, NSW 2000, Australia.

(4)

Represents (i) 946,429 shares of Common Stock held directly by Mr. Hulls; (ii) 1,171,291 shares of our Common Stock underlying 3,513,874 CDIs held directly by Mr. Hulls; (iii) 29,960 shares of our Common Stock underlying 89,880 CDIs held indirectly through ICCA Labs, LLC; (iv) 1,958,905 shares underlying options to purchase Common Stock that are exercisable within 60 days of February 29, 2024; (v) 7,452 shares underlying RSUs that vested or will vest and be issued within 60 days of February 29, 2024; and (vi) 4,968 shares underlying RSUs that vested but will not be issued within 60 days of February 29, 2024 for administrative reasons. Mr. Hulls is a member of ICCA Labs, LLC and the number of shares reported herein represents his proportionate ownership interest in ICCA Labs, LLC.

(5)

Represents (i) 40,754 shares of our Common Stock held directly by Mr. Burke; (ii) 572,701 shares underlying options to purchase Common Stock that are exercisable within 60 days of March 31, 2024; (iii) 13,347 shares underlying RSUs that vested or will vest and be issued within 60 days of February 29, 2024; and (iv) 8,899 shares underlying RSUs that vested but will not be issued within 60 days of February 29, 2024 for administrative reasons.

(6)

Represents (i) 217,570 shares of our Common Stock underlying 652,710 CDIs held directly by Mr. Rice; (ii) 485,893 shares underlying options to purchase Common Stock that are exercisable within 60 days of February 29, 2024; (ii) 8,393 shares underlying RSUs that vested or will vest and be issued within 60 days of February 29, 2024; and (iv) 5,597 shares underlying RSUs that vested but will not be issued within 60 days of February 29, 2024 for administrative reasons.

(7)

Represents (i) 73,994 shares of our Common Stock held directly by Mr. Coghlan; (ii) 34,893 shares of our Common Stock held indirectly through the John Coghlan Living Trust; (iii) 265,004 shares underlying options to purchase Common Stock that are exercisable within 60 days of February 29, 2024; and (iv) 2,917 shares underlying RSUs that vested or will vest and be issued within 60 days of February 29, 2024.

(8)

Represents (i) 57,711 shares of our Common Stock held directly by Mr. Goines; (ii) 187,589 shares of our Common Stock underlying 562,767 CDIs held indirectly through the Goines Wong Living Trust; (iii) 34,045 shares underlying options to purchase Common Stock that are exercisable within 60 days of February 29, 2024; and (iv) 2,405 shares underlying RSUs that vested or will vest and be issued within 60 days of February 29, 2024.

(9)

Represents (i) 2,168,300 shares of our Common Stock held directly by Mr. Haro; (ii) 30,635 shares of our Common Stock underlying 91,905 CDIs held directly by Mr. Haro; (iii) 30,635 shares of our Common Stock underlying 91,905 CDIs held indirectly through ICCA Labs, LLC; (iv) 407,837 shares underlying options to purchase Common Stock that are exercisable within 60 days of March 31, 2024; and (v) 2,273 shares underlying RSUs that vested or will vest and be issued within 60 days of February 29, 2024. Mr. Haro is a member of ICCA Labs, LLC and the number of shares reported herein represents his proportionate ownership interest in ICCA Labs, LLC.

(10)

Represents (i) 22,371 shares of our Common Stock held directly by Ms. Morin; (ii) 127,031 shares underlying options to purchase Common Stock that are exercisable within 60 days of February 29, 2024; and (iii) 2,367 shares underlying RSUs that vested or will vest and be issued within 60 days of February 29, 2024.

(11)

Represents (i) 12,360 shares of our Common Stock held directly by Mr. Prober; (ii) 162,513 shares of our Common Stock underlying 487,539 CDIs held directly by Mr. Prober; and (iii) 307,430 shares underlying RSUs that vested or will vest and be issued within 60 days of February 29, 2024.

(12)

Represents (i) 26,222 shares of our Common Stock held directly by Mr. Synge; (ii) 480,347 shares of our Common Stock underlying 1,441,041 CDIs held directly by Mr. Synge; (iii) 64,379 shares of our Common Stock underlying 193,137 CDIs held indirectly through ICCA Labs, LLC (the “ICCA Shares”). Mr. Synge has shared investment control held over Carthona Capital FS Pty Ltd. (“Carthona Capital”). Carthona Capital is a member of ICCA Labs, LLC, The ICCA Shares reported as beneficially owned by Mr. Synge represent Carthona Capital’s proportionate ownership interest in ICCA Labs, LLC. Mr. Synge disclaims beneficial ownership of these ICCA Shares except to the extent of his pecuniary interest therein; (iv) 70,573 shares of Common Stock underlying 211,720 CDIs held indirectly through Stynge Pty Ltd ATF Sandy Bay Trust; and (v) 2,377 shares underlying RSUs that vested or will vest and be issued within 60 days of February 29, 2024.
(13)

Represents (i) 29,851 shares of our Common Stock held directly by Mr. Wiadrowski; (ii) 8,256 shares of our Common Stock underlying 24,768 CDIs held directly by Mr. Wiadrowski; (iii) 37,361 shares underlying options to purchase Common Stock that are exercisable within 60 days of February 29, 2024; and (iv) 2,557 shares underlying RSUs that vested or will vest and be issued within 60 days of February 29, 2024.

(14)

Represents (i) 11,817 shares of our Common Stock held directly by Ms. Zuckerberg; (ii) 37,870 shares underlying options to purchase Common Stock that are exercisable within 60 days of February 29 , 2024; and (iii) 2,377 shares underlying RSUs that vested or will vest and be issued within 60 days of February 29, 2024.

(15)

Represents (i) 3,424,702 shares of our Common Stock; (ii) 2,423,113 shares of our Common Stock underlying 7,269,341 CDIs; (iii) 3,960,619 shares underlying options to purchase Common Stock that are exercisable within 60 days of February 29, 2024; and (iv) 353,895 shares underlying RSUs that vested or will vest within 60 days of February 29; and (v) 19,464 shares underlying RSUs that vested but will not be issued within 60 days of February 29, 2024 for administrative reasons held by our executive officers and directors as a group.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section explains the principles and practices that guide our executive compensation program, and the compensation paid to the following “named executive officers” (“NEOs”) during the fiscal year ended December 31, 2023:

Executive	Position
Chris Hulls	Chief Executive Officer
Russell Burke	Chief Financial Officer
Lauren Antonoff*	Chief Operating Officer
Susan Stick*	General Counsel
David Rice	GM, International

*	Ms. Antonoff joined the Company in May 2023, and Ms. Stick joined the Company in July 2023.

Executive Summary

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2023 and certain aspects of our compensation program for 2024. It also provides an overview of our executive compensation philosophy and objectives. Our executive compensation program is designed to attract, motivate and retain key executives who drive our success.

Appointment of New COO and General Counsel

Following an extensive candidate search and interview process, our Board appointed Lauren Antonoff as our Chief Operating Officer in May 2023 and Susan Stick as our General Counsel in July 2023.

Mrs. Antonoff’s employment letter provides for the following compensation:

•	Annual base salary of $450,000 and annual target bonus of 50% of annual base salary. Achievement may be scored between 0% and 200%;

•	One-time signing bonus of $80,000;

•

RSUs with a value of approximately $4,000,000, subject to time-based vesting over three years with 1/3 of the award vesting after 12 months of full-time employment and 1/36th vesting monthly after that; and

•	Refresh RSU Awards with a value of approximately $2,000,000 each at Ms. Antonoff’s one-year and two-year anniversary with the Company.

Mrs. Stick’s employment letter provides for the following compensation:

•	Annual base salary of $320,000 and annual target bonus of 30% of annual base salary;

•	One-time signing bonus of $30,000; and

•

RSUs with a value of approximately $1,500,000, subject to time-based vesting over four years with 1/4 of the award vesting after 12 months of full-time employment and 1/48th vesting monthly after that.

Compensation was determined based on the intense competition for executive talent, and after considering the appropriate mix of target cash compensation and equity awards based on our compensation philosophies.

Business Highlights

Life360 delivers peace of mind for families of all types. The Company’s category leading mobile app and Tile tracking devices help members protect the people, pets and things they care about most, with a range of services including location sharing, safe driver reports, and crash detection with emergency dispatch. Life360 is based in San Mateo, California and has approximately 61 million monthly active users (“MAUs”) located in more than 150 countries.

FY23 Financial Highlights

•	Revenue of $305 million, a year-over-year increase of 33%, in line with guidance of $300 million to $310 million;

•	Net loss of $28.2 million, a $63.5 million improvement from CY22;

•	Positive Adjusted EBITDA of $20.6 million ahead of guidance of $12 million to $16 million, with consistent Positive Adjusted EBITDA delivered in each quarter of CY23; (1)

•	Positive operating cash flow of $7.5 million, a $64.6 million improvement versus CY22; and

•	Year-end cash, cash equivalents and restricted cash of $70.7 million up from $63.7 million at the end of Q3’23.

(1)

Adjusted EBITDA is a non-GAAP financial metric that the Company defines as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision for income taxes, (iii) depreciation and amortization, (iv) other income, net, (v) stock-based compensation, (vi) Form 10- transaction costs, (vii) acquisition and integration costs, (viii) workplace restructuring costs, (ix) inventory write-offs, (x) adjustment in connection with membership benefit, (xi) warehouse relocation costs and (xii) gain on revaluation of contingent consideration. See the Appendix for additional information, including a reconciliation of Adjusted EBITDA to net loss.

(2)

See our Annual Report on Form 10-K, filed with the SEC on February 29, 2024 for more information regarding our MAUs, Paying Circles and Average Revenue Per Paying Circle (“ARPPC”) and how we calculate such metrics.

Compensation Highlights

Our executive compensation program aligns with our strategy and with stockholder interests in three significant respects.

Pay is aligned with performance. Direct compensation for the NEOs typically has three components: salary; an annual cash bonus opportunity tied to performance against prescribed Company, business unit, and individual goals; and equity, the value of which hinges on sustained stock price performance.

Most compensation is variable and at risk. Most of the target total direct compensation for our named executive officers depends on either Company and business unit performance or stock price. In 2023, approximately 80% of intended target direct compensation for the CEO and other NEOs (on average), was at risk. As discussed below, the CEO did not receive any long-term equity awards in 2023 and we have taken stockholder feedback into consideration when designing his 2024 long-term equity awards.

Compensation packages are competitive. We provide competitive base salaries and meaningful short- and long-term incentive opportunities to support our retention objectives and to tie compensation to achievement of Life360’s financial, strategic, and operational goals.

One-Time Retention Bonus for Chris Hulls

Mr. Hulls, our Chief Executive Officer, is also a member of our Board. ASX listing rules prohibit companies from granting awards to directors under employee incentive plans without stockholder approval. At the 2023 annual meeting of stockholders, the Company sought approval for a grant of RSUs with a market value of $1,800,000 to Mr. Hulls. This grant was not approved by the stockholders, in part because the grant was time-vesting and was not tied to performance metrics.

Mr. Hulls has been integral to the success of Life360 since our founding in 2007. Members, employees and stockholders have derived significant long-term benefits during his tenure. In order to retain his services, and to compensate for the Company’s inability to grant him a long-term equity award in 2023, the Remuneration and Nomination Committee decided in August 2023 to grant Mr. Hulls a one-time cash retention bonus of $600,000 payable on December 31, 2023, conditional on Mr. Hulls’ continued employment through the end of the year. The condition was satisfied, and Mr. Hulls received the retention bonus in December 2023.

Introduction of Performance Equity Plan

Consistent with stockholders’ feedback, Mr. Hulls’ 2024 equity award will consist of both PRSUs and RSUs. The mix will consist of 60% PRSUs and 40% RSUs. Please see below for the construct of the performance-based equity.

Revenue (50% Weighting)	Adjusted EBITDA (50% Weighting)
Threshold: 90% of revenue target. If revenue is below the threshold, 50% of the PRSUs will lapse.	Threshold: 90% of Adjusted EBITDA target. If Adjusted EBITDA is below the threshold, 50% of the PRSUs will lapse.

If revenue is above target and Adjusted EBITDA threshold is achieved: up to 100% of the PRSUs will vest (200% of Target).	If Adjusted EBITDA is above target up to 100% of the PRSUs will vest (200% of Target). Calculated independent of revenue performance.

Payout on Revenue weighting capped at 100% if Adjusted EBITDA threshold is not achieved.

Payout 3:1 for Revenue above target, subject to the 200% of Target.	Payout 2:1 for Adjusted EBITDA beyond target

The goal of the plan is to have a balanced focus on both top and bottom-line growth. The use of Adjusted EBITDA threshold as a gate on revenue upside enforces a balance between growth and profitability.

The Remuneration and Nomination Committee elected to introduce a performance equity plan to tie a meaningful portion of pay to measurable goals with defined time horizons. The committee believes that the introduction of PRSUs effectively supports retention and motivational objectives of the overall executive pay program. To begin with, the Company will introduce a one-year performance period with additional time-based vesting for earned shares. The intent is that performance-based equity will evolve over time and continue to align with the company’s compensation philosophy and objectives.

Compensation Philosophy and Objectives

The objective of our compensation program is to enable us to hire, reward, and retain the world-class talent that we need to execute our strategy and successfully pursue our mission of keeping people close to the ones they love. To that end, our short- and long-term incentive compensation programs are tied to performance and stock price because we believe that consistent and strong results should lead to higher compensation.

As we continue to grow, the Remuneration and Nomination Committee will evaluate our compensation philosophy and objectives regularly to confirm that our program continues to appropriately encourage, motivate, and reward our NEOs.

Executive Compensation Practices

Our executive compensation policies and practices reinforce our long-term, performance-based mindset and belief that our executives should be rewarded for the success they help create. Our key policies and practices are summarized below.

What We Do

Practice	Description
Regular competitive analysis	With the help of its compensation consultant and recommendations from the Chief People Officer, the Remuneration and Nomination Committee annually benchmarks our executives’ total target compensation opportunities and each individual element of compensation against our peer group and market survey data to confirm our compensation is both competitive and reasonable.

Double-trigger change in control requirement	Subject to the ASX Listing Rules and except in limited circumstances, equity awards may not accelerate before or after a change in control alone.

Compensation at risk	Most of our NEOs’ compensation is at risk and tied to our performance to align their interests with those of our stockholders.

Long-term focus	We provide significant equity-based compensation with vesting occurring over a multiple-year period to encourage durable growth and consistent, well-rounded performance.

Compensation review	The Remuneration and Nomination Committee periodically reviews our compensation policies and procedures.

Independent decision-maker	All members of Life360’s Remuneration and Nomination Committee are independent directors, and they are supported by an independent compensation consultant.

Hedging and pledging transactions	Our Insider Trading Policy prohibits all employees, executives, and directors from engaging in short sales, puts and calls, or other hedging transactions. Company securities may not be pledged as collateral in a margin account or for a loan unless approved by the General Counsel.

What We Don’t Do

Practice	Description
No retirement programs	Other than our 401(k) plan, which is generally available to all employees, we do not offer defined benefit or contribution retirement plans or arrangements or nonqualified deferred compensation plans or arrangements for any executives, including the NEOs.

No option repricing or replacements	We do not alter the exercise price of underwater stock options or issue replacement options with a new exercise price.

No executive perquisites	We provide benefits to our NEOs on the same basis as provided to all of our employees, including health, dental and vision insurance; life and disability insurance; and various tax-saving benefits, such as a healthcare flexible spending account, a dependent care flexible spending account, a health savings account, a 401(k) plan, and commuter benefits.

How We Determine Compensation

Role of the Remuneration and Nomination Committee

Our Remuneration and Nomination Committee acts on behalf of the Board in overseeing the compensation arrangements for our executive officers. This includes reviewing our compensation programs, assessing our compensation risk profile, establishing our compensation peer group, and reviewing our compensation structure and pay mix to ensure alignment with our compensation philosophy and objectives.

Typically, the Remuneration and Nomination Committee uses its meetings during the first quarter of the year to determine its recommendations regarding annual compensation, bonus and equity awards, and performance objectives for the NEOs. At other meetings throughout the year, the Remuneration and Nomination Committee considers matters such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy, and new trends, plans or approaches to compensation.

The Remuneration and Nomination Committee assists the Board in evaluating the performance of the Chief Executive Officer and recommends any adjustments to his compensation, as well as awards to be granted. As part of any of its deliberations, the Remuneration and Nomination Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and the recommendations of the Remuneration and Nomination Committee’s compensation consultant and the Chief People Officer, including analyses of executive compensation paid at comparable companies. These materials provide a framework for decision-making regarding compensation opportunities and final compensation determinations for each NEO. The Remuneration and Nomination Committee members arrive at compensation recommendations after considering the factors they deem relevant in light of their individual experience, business judgment, and knowledge of the Company, each NEO, and the competitive market.

Role of the Chief Executive Officer

In performing its responsibilities, the Remuneration and Nomination Committee consults with the Chief Executive Officer, the Chief People Officer and other members of our management team. Management assists the Remuneration and Nomination Committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. Our Chief People Officer also consults with the chair of the Remuneration and Nomination Committee regarding the agenda for Remuneration and Nomination Committee meetings.

The salary and incentive opportunities, program structures, and other compensation-related matters for senior managers who report directly to the Chief Executive Officer are subject to prior recommendation from the Chief Executive Officer. The Remuneration and Nomination Committee considers these recommendations as one factor in determining its recommendation regarding compensation of our executive officers, but ultimately the Board is responsible for making compensation decisions concerning senior executives. Our Chief Executive Officer is not present during any deliberations or decision-making regarding his compensation.

Role of the Compensation Consultant

Since August 2020, the Remuneration and Nomination Committee has engaged Compensia, Inc., a nationally recognized compensation consulting firm, to serve as its independent compensation consultant. The Company requested that Compensia:

•	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

•	assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

At the request of the Remuneration and Nomination Committee, Compensia developed a comparative group of companies and performed analyses of competitive performance and compensation levels for that group. Our Chief People Officer reviews compensation data from public US-based software companies with a revenue range between $50 million and $500 million. The Chief People Officer applies an aging factor to take into account any market changes. The Chief People Officer ultimately develops recommendations regarding the form and amounts of compensation for the NEOs. Following an active dialogue, the Remuneration and Nomination Committee recommended that the Board approve those recommendations.

Compensia consults with the Chair of the Remuneration and Nomination Committee regarding the agenda for committee meetings, and representatives from Compensia attend certain Remuneration and Nomination Committee meetings, executive sessions, and preparatory meetings as requested. Compensia also advises our Remuneration and Nomination Committee on public disclosures relating to our executive compensation programs.

The Remuneration and Nomination Committee has assessed, and periodically confirms, the necessary criteria and has determined that the engagement of Compensia does not raise any conflicts of interest or other similar concerns. Compensia reports directly to our Remuneration and Nomination Committee and does not provide any non-compensation-related services to the Company.

Use of Market Data

The Remuneration and Nomination Committee reviews and considers the compensation levels and practices of a group of peer companies for purposes of assessing the competitive market positioning of our executive compensation program. This peer group consists primarily of companies in the application software, internet services, and interactive media industries that are similar to us in terms of revenue (between $50 million and $500 million), market capitalization (0.25x to 4.0x), profitability, and headcount. The Remuneration and Nomination Committee will review the peer group for suitability at least annually with our compensation consultant to account for any year-over-year changes to our business and the businesses of our peer companies and modify the peer group as needed. The Remuneration and Nomination Committee utilizes the compensation of executive officers of the companies in this peer group data as one reference point along with various other factors, such as the individual’s performance, experience, and competitive market conditions.

We believe that the compensation practices of our peer group provided us with appropriate compensation reference points for evaluating and determining the compensation of our NEOs during 2023.

In November 2022, the Remuneration and Nomination Committee reviewed the current peer group constituents with Compensia to ensure continued alignment with our business direction and financial profile. Following this review, the Remuneration and Nomination Committee approved the 2023 peer group shown below.

Peer Group 2023
American Software (AMSW.A)	Mitek Systems (MITK)	PagerDuty (PD)
Couchbase (BASE)	MiX Telematics (MIX)	Ping Identity Holding (PING)
CS Disco (LAW)	Nextdoor Holdings (KIND)	ShotSpotter (SSTI)
eGain (EGAN)	Nitro Software (NTO)	Sumo Logic (SUMO)
Eventbrite (EB)	ON24 (ONTF)	System1 (SST)
Globalstar (GSAT)	Ooma (OOMA)	TrueCar (TRUE)
LiveVox Holdings (LVOX)	OptimizeRx (OPRX)	Veritone (VERI)

2023 Executive Compensation

2023 Compensation Elements

Our executive compensation program consists primarily of the three components described below.

*

Mr. Burke’s and Ms. Antonoff’s fiscal 2023 RSU awards vest over a three-year period, and Ms. Stick’s award vests over a four-year vesting period. In 2023, Mr. Hulls did not receive a long-term equity award. For more information, see “One-Time Retention Bonus for Chris Hulls.”

While the Remuneration and Nomination Committee believes this structure is most appropriate for the NEOs at our current stage, we have introduced PRSUs for our CEO beginning in 2024, as described in “Introduction of Performance Equity Plan” above. In addition to our CEO, Mr. Burke and Ms. Antonoff will also receive PRSUs as part of their long-term equity structure. As part of its ongoing review of our compensation programs, the Remuneration and Nomination Committee will continue to consider whether our incentive structure should change as Life360 matures.

Base Salary

The base salary for each NEO is set at a level that is commensurate with the executive’s duties and authority, contributions, prior experience, and sustained performance. Our NEOs are parties to employment agreements with the Company, each as described further below, which set forth initial base salary entitlements.

Consistent with our long-term oriented philosophy, base salaries represent a small portion of the NEOs’ total direct compensation. In setting base salary amounts, we aim for internal equity among executives in similar roles and with similar performance and tenure. The 2023 base salaries for our NEOs, shown below, fell between the 30th and 50th percentiles of our peer group. Increases in base salary were in line with the normal merit process that reviews individual performance and benchmarking against the peer group.

Executive	Position	2023 Base Salary	2022 Base Salary	% Change
Chris Hulls	Chief Executive Officer	$500,000	$500,000	none
Russell Burke	Chief Financial Officer	$400,000	$370,000	8.1%
Lauren Antonoff*	Chief Operating Officer	$450,000	n/a	n/a
Susan Stick*	General Counsel	$320,000	n/a	n/a
David Rice**	GM, International	$396,911	$380,000	none

*	Ms. Antonoff and Ms. Stick commenced employment in 2023, amounts in this table reflect their annualized salary.
**	Mr. Rice’s base salary was increased effective April 1, 2023. For additional information, refer to “—Summary Compensation Table” below.

Annual Incentive Plan

Our annual incentive plan is structured to promote the achievement of specific and measurable goals approved by the Remuneration and Nomination Committee at the beginning of the year. We use the same metrics to determine the Company and business unit portion of the annual incentive awards for all executives to promote an enterprise-wide mindset. The goals for the individual portion of the CEO’s annual incentive is set by the Remuneration and Nomination Committee and other executive’s annual incentives are set by the individual manager.

Target Incentive Opportunities

At the beginning of 2023, the Remuneration and Nomination Committee along with management set target bonus opportunities for the NEOs then in office. Target bonus opportunities for Ms. Antonoff and Ms. Stick were set when they joined the Company later in the year.

Executive	Base Salary	Target Bonus (%)	Target Bonus ($)
Chris Hulls	$500,000	100%	$500,000
Russell Burke	$400,000	50%	$200,000
Lauren Antonoff*	$450,000	50%	$225,000
Susan Stick*	$320,000	30%	$96,000
David Rice**	$396,911	40%	$158,764

*	Ms. Antonoff and Ms. Stick commenced employment in 2023, amounts reflect their annualized target bonus amounts.
**	Mr. Rice’s base salary was increased effective April 1, 2023. For additional information, refer to “—Summary Compensation Table” below.

For all of the NEOs except Mr. Hulls, final payouts in 2023 were determined based on the following formula:

The Remuneration and Nomination Committee determined that Mr. Hulls’ 2023 annual incentive award would consist of two components: the first, comprising 80% of the award, based on individual performance and the second, comprising 20% of the award, based on Company performance. 37.5% of the individual performance component was tied to company-wide performance metrics such as membership, Paying Circles and revenue targets which were separate from the company business objectives that applied to determining target bonus for the senior management team. 62.5% of the individual performance component was focused on Company aligned goals of building and retaining a high functioning management team. In 2023, the Board elected to increase Mr. Hulls’ target bonus from 50% to 100% of his base salary for 2023 to provide additional upside potential for achievement of the performance objectives set forth in his annual target bonus. The Board recognizes the amount of growth and change in 2023 required a heavy CEO focus on internal executive capabilities and adding experienced executive staff to enable the company to achieve its growth objectives. These incentive awards are intended to focus the effort of our CEO on the achievement of long-term objectives and align the interests of the Company with the CEO.

Company and Business Unit Performance Metrics and Results

For each of the Company and business unit performance metrics, the Remuneration and Nomination Committee sets a “primary” target. In 2023 these targets were aggressive, typically at least 20% higher than 2022 results. The Company performance multiplier ultimately is determined based upon how many of these targets are attained. The exact payout percentage, which can range from 0-200% (with a 100% target), is decided by the Remuneration and Nomination Committee after consulting with the CEO. While there is no set formula, the following examples illustrate potential outcomes:

Company misses all primary targets:	Less than 25%
Company hits half of its primary targets:	Approximately 50%
Company hits all primary targets:	Approximately 100%

As part of its assessment, the Remuneration and Nomination Committee will consider how the Company achieved particular objectives, as well as external factors, such as the macroeconomic environment or unplanned regulatory work, that affected our results. The financial performance measures that the Company considers to have been the most important in linking compensation actually paid to our NEOs to company performance for fiscal 2023 include adjusted EBITDA, Direct Revenue AMR, and paying circles.

For 2023, the Remuneration and Nomination Committee determined attainment of the Company performance multiplier at 120% based on the achievements of targets shown below.

($ millions, except ARPPC)

Metric	Prior Year Actual	2023 Target	Actual Result	% Achievement
Overall targets
Revenue for Year	$228	$305	$305	100%
Direct Rev AMR	$224	$287	$274	95.5%
Paying Circles	1.5	1.85	1.8	97.3%
Adjusted EBITDA (1)	($40.1	$10	$20.6	206.0%
Business Unit Primary targets – SUBSCRIPTION
Revenue (all subs) (non-GAAP) (2)	$153	$229	$224	97.8%
ARPPC (Life360 only)	$97	$123	$121	98.4%
Business Unit Primary targets – DEVICE
Units (Gross sell-in) (Units not SKUs)	3.6	3.6	4.0	111%
Revenue (non-GAAP) (3)	$48	$50	$54.5	109%
Gross Margin (non-GAAP) (4)	$5.5m / 11.5%	$8.2m / 16.3%	$15.6m / 28.6%	75%
Business Unit Primary targets – INTERNATIONAL
International Paying Circles	0.3	0.5	0.5	100%
International Subscription Revenue	$17.2	$19.7	24.5	124%

(1)	See the Appendix for additional information, including a reconciliation of Adjusted EBITDA to net loss.
(2)

Subscription revenue is a non-GAAP financial metric that the Company defines as GAAP subscription revenue adjusted to include the bundled offerings which is the portion of subscription revenue allocated to hardware which is recognized point-in-time rather than over time.

(3)

Hardware revenue is a non-GAAP financial metric that the Company defines as GAAP hardware revenue adjusted to remove the bundled offerings which is the portion of subscription revenue allocated to hardware which is recognized point-in-time rather than over time.

(4)

Hardware gross margin is a non-GAAP financial metric that the Company defines as Company’s hardware revenue, non-GAAP, left over after cost of hardware revenue, non-GAAP, is subtracted. Cost of hardware revenue, non-GAAP, is defined as cost of hardware revenue, GAAP, excluding (i) depreciation and amortization, (ii) stock-based compensation, (iii) severance and other, (iv) adjustment in connection with membership benefit, and (v) hardware bundling adjustment.

Individual Performance Metrics and Results

The individual performance metrics and targets for the CEO are set by the Remuneration and Nomination Committee and by each individual’s manager for all other eligible employees. After the end of the year, the Remuneration and Nomination Committee determines the CEO’s individual achievements, and each individual manager determines other eligible employees’ individual achievements. The individual performance multiplier can range from 0% to 200%, though typically only exceptional performance would result in a multiplier that exceeds 100%. Individual performance and individual multiplier determinations are based on manager recommendation and not against measurable targets or set goals.

How Annual Incentive Awards Are Paid

Because of the rapid changes in our business, the Remuneration and Nomination Committee believes it is important to assess performance more frequently than once each year. Accordingly, progress toward the Company, business unit, and individual goals set forth above is evaluated every six months. At the discretion of the Remuneration and Nomination Committee, the NEOs may receive 50% of their estimated annual incentive awards in July of the applicable year. Once full-year performance is determined, the NEOs will receive the remainder of their annual awards. In July 2023, the NEOs received 50% of their estimated annual incentive awards with the remainder of their annual incentive awards being paid after full-year performance was determined.

Final Annual Incentive Awards

Based on Life360’s performance and the individual results described above, the NEOs earned the annual incentive awards shown below.

Executive	Target Bonus	Company Performance Multiplier (CEO –20%, Other NEOs – 50%)	Individual Performance Multiplier (CEO – 80%, Other NEOs – 50%)	Final Bonus
Chris Hulls	$500,000		96.8%	$507,200
Russell Burke	$200,000		100%	$220,000
Lauren Antonoff	$225,000	120%	90%	$157,932
Susan Stick	$96,000		100%	$44,555
David Rice	$158,764		100%	$174,844

Individual performance payouts were determined by looking at performance compared to individual goals. The Board determines the individual performance achievement score for Mr. Hulls and other executives scores are determined by their direct manager, with input from the Board.

Long-Term Equity Incentive Awards

Our equity awards serve as a long-term retention tool, encouraging executives to remain with Life360 and build value over the long term. In 2023, the NEOs’ equity compensation (with the exception of Mr. Hulls) was delivered in the form of RSUs, but the Company has granted stock options and performance stock options in the past. Beginning in 2024, if stockholders approve Proposal 2, 40% of Mr. Hulls’ equity compensation will be subject to time-based vesting and 60% of Mr. Hulls’ equity compensation will be subject performance-based vesting. Mr. Burke and Ms. Antonoff will also be included in the performance equity plan with 60% of their equity being time based and 40% being performance based. Although the company’s annual bonus is intended to incentivize both goals and specific performance periods, it represents a relatively small percentage of total compensation so with the introduction of this new plan there is a larger portion of these three NEOs’ compensation tied to company performance.

Target Equity Grants for the Performance Period Beginning in 2023

In 2023, the Remuneration and Nomination Committee granted equity awards to the NEOs other than Mr. Hulls in the amounts shown below. As described above under “One-Time Retention Bonus for Chris Hulls,” Mr. Hulls did not receive an equity award in 2023.

Executive	RSUs#	Target Equity Value*
Russell Burke[1]	138,297	$1,672,000
Lauren Antonoff[2]	349,957	$4,000,000
Susan Stick[3]	99,076	$1,500,000
David Rice[1]	41,357	$500,000

*

The values noted below differ from those in the Summary Compensation Table because the closing price of our common stock on the ASX on each grant date was used to calculate the grant date fair values noted on the Summary Compensation Table rather than the preceding five-day average FMV used to calculate the number of RSUs awarded to each executive.

(1)

These RSUs were granted on February 9, 2023, when the closing price of our common stock on the ASX was $12.01. The five-day average FMV as of February 3, 2023 was $12.09, which was used to calculate the number of RSUs to be awarded to Messrs. Burke and Rice based on a target equity value of $1,672,000 and $500,000, respectively, as presented to the Board on February 6, 2023 for approval.

(2)

These RSUs were granted on May 18, 2023, when the closing price of our common stock on the ASX was $13.85. The five-day average FMV as of May 5, 2023 was $11.43, which was used to calculate the number of RSUs to be awarded to Ms. Antonoff based on a target equity value of $4,000,000 as presented to the Board on May 8, 2023 for approval.

(3)

These RSUs were granted on August 11, 2023, when the closing price of our common stock on the ASX was $15.18. The five-day average FMV as of August 4, 2023 was $15.14, which was used to calculate the number of RSUs to be awarded to Ms. Stick based on a target equity value of $1,500,000 as presented to the Board on August 7, 2023 for approval.

In determining the aggregate number of shares underlying our equity awards, the Remuneration and Nomination Committee considers the dilutive effect of our equity incentive compensation practices and the overall impact that equity awards will have on stockholder value. The Remuneration and Nomination Committee also considered the value of each NEO’s existing equity holdings, including the current economic value and vesting schedules of any unvested equity awards, and the ability of those unvested holdings to satisfy our reward and retention objectives.

Terms of Restricted Stock Units

The Remuneration and Nomination Committee believes that RSUs that vest over several years are effective at retaining talented executives and motivating them to continue to pursue Life360’s long-term goals because the value of RSUs is directly tied to our stock price. The RSUs granted in 2023 will vest in equal monthly increments from vest start date until vest end date, so long as the recipient remains in continuous service with Life360. Each RSU represents a contingent right to receive one share of our Common Stock upon vesting.

Compensation Practices and Policies

Retirement Savings, Health and Welfare Benefits, and Perquisites

Our NEOs are not entitled to any perquisites or other personal benefits beyond those made generally available to our other employees.

We maintain a tax-qualified retirement plan that provides eligible employees, including the NEOs, with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain limits in the Internal Revenue Code (the “Code”). We provide automatic matching contributions of 50% of all of an employee’s contributions, up to a maximum of $3,600 annually. These matching contributions vest 50% after one year of service and 100% after two years of service. Employees are immediately and fully vested in their own contributions. We believe that providing a vehicle for tax-deferred retirement savings and making matching contributions adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs.

We do not provide any non-qualified deferred compensation benefits and do not have any defined benefit pension or supplemental executive retirement plans.

All of our full-time employees, including the NEOs, are eligible to participate in our health and welfare plans, including health, dental and vision insurance; life and disability insurance; and various tax-saving benefits, such as a healthcare flexible spending account, a dependent care flexible spending account, a health savings account, a 401(k) plan, and commuter benefits.

Employment Arrangements

We entered into employment agreements with each of our NEOs when they joined Life360. Each agreement provides for “at will” employment (meaning either Life360 or the NEO may terminate the employment relationship at any time with or without cause); sets forth the initial title and base salary for the executive; and summarizes the other terms and conditions applicable to the executive’s employment. For additional information, refer to “Executive Compensation—Agreements with Named Executive Officers” below.

Severance and Change in Control Benefits

Our NEOs are provided certain protections either in their employment agreement or the terms of the Company’s 2023 Severance and Change in Control Plan. For additional information, refer to “Executive Compensation—Potential Payments Upon Termination or Change in Control” below.

Accounting and Tax Considerations

The Company has an equity incentive plan under which various types of equity-based awards including, but not limited to, incentive stock options, non-qualified stock options, restricted stock units, and restricted stock awards can be granted.

For all equity awards, the Company recognizes compensation expense based on the grant-date estimated fair values. The fair value of stock options is determined using the Black-Scholes option pricing model. For restricted stock units and restricted stock awards, the fair value is based on the grant date fair value of the award. The Company recognizes compensation expense for stock option awards, restricted stock units, and restricted stock awards on a straight-line basis over the requisite service period of the award, generally three to four years. Forfeitures are recorded as they occur.

Under the original version of Section 162(m) of the Code, performance-based compensation, including equity awards, was generally tax deductible by the company. The Tax Cuts and Jobs Act (TCJA) removed this performance-based exception. Section 162(m) limits public companies’ tax deductions for compensation of covered executives to $1 million per individual. The company applies this limit to the deductibility of compensation.

The Company does not provide tax-reimbursement or deferred compensation.

SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2023, 2022, and 2021 compensation awarded to or paid to, or earned by, the Company’s Chief Executive Officer, Chief Financial Officer, and its three other most highly compensated executive officers at December 31, 2023 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
Chris Hulls (6) Co-Founder, Executive Director, & Chief Executive Officer	2023	500,000	904,000	—	—	507,200	3,600	1,914,800
	2022	500,000	—	566,912	2,309,293	552,000	4,400	3,932,605
	2021	393,333	—	667,500	480,131	262,500	3,600	1,807,064
Russell Burke (7) Chief Financial Officer	2023	400,000	—	1,660,947	—	220,000	3,600	2,284,547
Lauren Antonoff (8) Chief Operating Officer	2023	298,295	80,000	4,846,904	—	157,932	3,600	5,386,732
David Rice (9) General Manager, International	2023	396,911	—	496,698	—	174,844	123,667	1,192,120
	2022	380,000	101,000	305,658	643,226	172,600	3,600	1,606,084
	2021	362,500	—	444,500	332,214	117,500	3,600	1,260,314
Susan Stick (10) General Counsel and Corporate Secretary	2023	111,111	40,000	1,503,974	—	44,555	3,600	1,703,240

(1)	Amounts reflect salary earned during the applicable calendar year.
(2)	Amounts reflect the dollar value of bonus earned by the NEO during the period covered.
(3)

Option awards and RSU awards are reported at aggregate grant date fair value in the year granted, as determined in accordance with the provisions of FASB ASC Topic 718. For the assumptions used in valuing these awards for purposes of computing this expense, please see Note 14 of the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(4)	Amounts reflect cash bonus amounts earned pursuant to the Life360 Compensation Plan for Board Directors and Company Leadership, discussed in greater detail below.
(5)	For 2023, amounts reflect company 401(k) contributions of $3,600 per individual.
(6)

On December 31, 2022, Mr. Hulls earned a $304,000 retention bonus pursuant to his Retention Bonus Agreement described in the Retention Bonus Agreement heading below, and a one-time cash retention bonus of $600,000 payable on December 31, 2023 to compensate for the Company’s inability to grant him a long-term equity award in 2023.

(7)	Mr. Burke was not an NEO for the fiscal years ended December 31, 2022 or 2021.
(8)	Ms. Antonoff has served as the Company’s Chief Operating Officer since May 2023.
(9)

Mr. Rice was not an NEO for the fiscal year ended December 31, 2022. On January 18, 2023, the Company and Mr. Rice agreed that Mr. Rice would step down from his role as Chief Operating Officer and take on the newly created role as General Manager of International. For the period beginning January 1, 2023 and ending March 31, 2023, Mr. Rice’s salary was paid in U.S. dollars, based on an annualized rate of $380,000. For the period beginning April 1, 2023 and ending December 31, 2023, Mr. Rice’s salary was paid in British pound sterling, based on an annualized rate of approximately $394,000 (calculated by applying the average daily exchange rate for calendar year 2023 of 1.2512 U.S. dollars to British pound sterling to Mr. Rice’s base salary beginning on April 1, 2023 of £315,400). Other compensation for Mr. Rice consists of reimbursement of (i) relocation expenses ($10,728), (ii) housing ($108,088) and (iii) remote work stipend ($1,251), pursuant to his offer letter from the Company relating to his assignment in the United Kingdom. Mr. Rice’s aggregate salary for the fiscal year ended December 31, 2023 reflected in the table was calculated as the sum of the daily pro rata portion of payments made in U.S. dollars and as-converted British pound sterling, respectively.

(10)	Ms. Stick has served as the Company’s General Counsel and Corporate Secretary since July 2023.

Narrative Disclosure to Summary Compensation Table

For 2023, the compensation program for NEOs consisted of base salary, cash and equity-based incentive compensation, and certain standard employee benefits.

Base Salary

Base salary for each NEO is set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. Our NEOs are parties to employment agreements with the Company, each as described further below, which set forth initial base salary entitlements. As of December 31, 2023, the annual base salaries applicable to our NEOs were as follows: Mr. Hulls, $500,000, Mr. Burke, $400,000, Ms. Antonoff, $450,000, Mr. Rice, $380,000, and Ms. Stick, $320,000.

Bonus Opportunities

In January 2020, we adopted the Life360 Compensation Plan for Board Directors and Company Leadership, an annual bonus plan pursuant to which members of the leadership team (including our NEOs) identified by the Remuneration and Nomination Committee may be eligible to receive a cash bonus. The amount of the cash bonus depends on the plan participant’s individual performance and the Company’s performance during the relevant financial year and is calculated as a percentage (between 0% to 200%) of the participant’s target bonus amount. This target bonus amount is determined by the Remuneration and Nomination Committee at the start of each year. For example, a participant with a target bonus amount of $50,000 could be entitled to a bonus of, depending on performance, between $0 to $100,000.

The achievement of the target cash bonus amount is subject to the satisfaction of two performance conditions. 50% of the target payout consists of the achievement of specific targets as against both individual and Company key performance indicators for that year and 50% of the target payout consists of qualitative measures (such as individual or organizational behavior) for that year. An employee’s entitlement to a bonus is assessed, and any bonuses will be paid bi-annually following completion of our regular performance review process. The Board retains absolute discretion in determining whether bonus payments (in whole or in part) are to be made, and the amount to be paid (namely, between 0% to 200% of the target bonus amount).

The annual cash bonuses awarded to each NEO for 2023 performance pursuant to the Life360 Compensation Plan for Board Directors and Company Leadership are set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

2023 Equity Awards

In 2023, Mr. Burke received 138,297 RSUs, Ms. Antonoff received 349,957 RSUs, Mr. Rice received 41,357 RSUs, and Ms. Stick received 99,076 RSUs, in each case pursuant to the terms of the Stock Plan and each as set forth below in the Outstanding Equity Awards as of Fiscal Year End table. Mr. Hulls did not receive any RSUs in 2023.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We provide automatic matching contributions of 50% of all of an Employee’s contributions, up to a maximum of $3,600 annually. Our automatic matching contributions are subject to a vesting schedule where 50% of our contributions vest after 1 year of service and 100% of our contributions vest after 2 years of service. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions.

Employees are immediately and fully vested in their own contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan.

Agreements with Named Executive Officers

Chris Hulls Employment Agreement

On May 14, 2019, Mr. Hulls entered into an employment agreement with us to serve as Chief Executive Officer. Pursuant to this agreement, Mr. Hulls was entitled to an initial annual base salary of $300,000, which was increased to $400,000 for fiscal year 2021 and further increased to $500,000 for fiscal year 2022. Mr. Hulls is eligible to participate in our employee benefit plans and programs. Mr. Hulls’ employment is “at-will,” provided that we are required to give Mr. Hulls at least six (6) months’ notice in the event of our termination of Mr. Hulls’ employment without Cause (as defined in “Potential Payments and Benefits Upon Termination or Change in Control” below), which excludes terminations due to death or disability, and Mr. Hulls is required to provide our Board six (6) months’ notice to terminate his employment voluntarily, although our Board may waive the required notice period to be given by Mr. Hulls. The agreement provides for severance benefits as described in “Potential Payments and Benefits Upon Termination or Change in Control” below.

Chris Hulls Retention Bonus Agreement

In May 2016, we entered into a retention bonus agreement with Mr. Hulls, providing that Mr. Hulls will receive a cash bonus of $304,000 subject to his continued employment with us through December 31, 2022. We paid Mr. Hulls this retention bonus in January 2023.

Russell Burke Employment Agreement

On May 11, 2020, Mr. Burke entered into an employment agreement with us to serve as Chief Financial Officer. Pursuant to this agreement, Mr. Burke was entitled to an initial annual base salary of $300,000, which was increased to $370,000 for fiscal year 2022 and $400,000 for fiscal year 2023, and an annual performance bonus target of $100,000 which has also been increased from time to time. Mr. Burke is eligible to participate in our employee benefit plans and programs. Mr. Burke’s employment is “at-will,” provided that we are required to give Mr. Burke at least six (6) months’ notice in the event of our termination of Mr. Burke’s employment without Cause (as defined in “Potential Payments and Benefits Upon Termination or Change in Control” below), which excludes terminations due to death or disability and Mr. Burke is required to provide our Board six (6) months’ notice to terminate his employment voluntarily, although our Board may waive the required notice period to be given by Mr. Burke. The agreement provides for severance benefits as described in “—Potential Payments and Benefits Upon Termination or Change in Control” below.

Lauren Antonoff Employment Agreement

On May 2, 2023, Ms. Antonoff entered into an employment agreement with us to serve as Chief Operating Officer. Pursuant to this agreement, Ms. Antonoff was entitled to an annual base salary of $450,000, with an annual performance bonus target of 50% of her annual base salary. Additionally, she received a one-time signing bonus of $80,000. Ms. Antonoff is eligible to participate in our employee benefit plans and programs. Ms. Antonoff was also granted RSU awards in the aggregate amount of $4 million. The RSUs will vest over three years, with one third of the RSUs vesting on the first anniversary of the vesting commencement date, and the remaining RSUs vesting in equal monthly installments thereafter. Ms. Antonoff will be eligible for a refresh RSU award in the amount of $2 million on the first anniversary of her employment and an additional refresh RSU award in the amount of $2 million on the second anniversary of her employment. Each of the refresh RSU awards will vest over four years in equal monthly installments, contingent upon her continuous employment at the Company through each such vesting date. Ms. Antonoff employment is “at-will,” provided that we are required to give Ms. Antonoff at least six (6) months’ notice in the event of our termination of Ms. Antonoff’s employment without Cause (as defined in “Potential Payments and Benefits Upon Termination or Change in Control” below), which excludes terminations due to death or disability and Ms. Antonoff is required to provide us six (6) months’ notice to terminate his employment voluntarily, although our Board may waive the required notice period to be given by Ms. Antonoff. The agreement provides for severance benefits as described in “Potential Payments and Benefits Upon Termination or Change in Control” below.

Susan Stick Employment Agreement

On July 31, 2023, Ms. Stick entered into an employment agreement with us to serve as General Counsel. Pursuant to this agreement, Ms. Stick was entitled to an annual base salary of $320,000 with a semi-annual performance bonus opportunity for an annual total equal to 30% of her annual base salary. Additionally, she received a one-time signing bonus of $30,000. Ms. Stick is eligible to participate in our employee benefit plans and programs. Ms. Stick was also granted RSU awards in the aggregate amount of $1.5 million. The RSUs will vest over four years, with one-fourth vesting on the first anniversary of the vesting commencement date, and the remaining RSUs vesting in equal monthly installments thereafter, contingent upon her continuous employment at the Company through each such vesting date. Ms. Stick’s employment is “at-will.” The agreement provides for severance benefits as described in “Potential Payments and Benefits Upon Termination or Change in Control” below.

David Rice Employment Agreement

In 2019 Mr. Rice entered into an employment agreement with us to serve as Chief Operating Officer (he has subsequently transitioned to the role of GM, International). Pursuant to this agreement, Mr. Rice was entitled to an initial annual base salary of $350,000, which has been increased from time-to-time. Mr. Rice is eligible to participate in our employee benefit plans and programs. Mr. Rice’s employment is “at-will,” provided that we are required to give Mr. Rice at least six (6) months’ notice in the event of our termination of Mr. Rice’s employment without Cause (as defined therein), which excludes terminations due to death or disability and Mr. Burke is required to provide our Board six (6) months’ notice to terminate his employment voluntarily, although our Board may waive the required notice period to be given by Mr. Rice. The agreement provides for severance benefits as described in “Potential Payments and Benefits Upon Termination or Change in Control” below.

David Rice Retention Bonus Agreement

In May 2016, we entered into a retention bonus agreement with Mr. Rice, providing that Mr. Rice will receive a cash bonus of $100,000 subject to his continued employment with us through December 31, 2022. We paid Mr. Rice this retention bonus in January 2023.

David Rice Expatriate Employment Agreement

We entered into an expatriate employment agreement dated March 10, 2023 with Mr. Rice (the “UK Agreement”) that supersedes his employment agreement for the duration of his UK assignment. Pursuant to the UK Agreement, Mr. Rice was entitled to an initial annual base salary of $380,000 per year, which may be increased depending on merit, and an annual target bonus opportunity of 40% of his annual base salary. The UK Agreement also provides $100 as a monthly remote work stipend, $679.61 as a monthly health allowance, and $6,024 (after tax) as a monthly housing allowance. Amounts are converted from US dollars to Pound sterling based on a semi-annual assessment of the conversion rate. The agreement also provides tax equalization provisions such that Mr. Rice’s income tax withholding obligations are the same as if he remained in the US and his income tax obligations will be grossed-up in connection with any tax liability occurred for non-deductible company paid relocation expenses, company-paid home leave or emergency travel expenses, company-paid health insurance premiums for coverage in Europe, home management fees and home owner’s insurance premiums, income tax preparation, and host housing assistance. The Company engages Oyster HR as a professional employer organization to satisfy legal requirements related to Mr. Rice’s expatriate service. If Mr. Rice voluntarily resigns from his position within 13 to 18 months, he must repay the Company 50% of his relocation, immigration, and tax related expenses. In event of his termination for cause, benefits under the UK Agreement shall be terminated; all other severance benefits are governed by the terms of his U.S. employment agreement and as described in “Potential Payments and Benefits Upon Termination or Change in Control” below.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table shows for the fiscal year ended December 31, 2023, certain information regarding outstanding equity awards at fiscal year-end for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2023 (1)

			Option Awards				Stock Awards
Name	Grant Date		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(2)
Chris Hulls	10/24/2017	(3)	208,987	—	2.15	10/24/2027	—	—
	7/16/2018	(3)	1,269,386	—	2.53	7/16/2028	—	—
	10/30/2018	(3)	10	—	9.55	10/30/2028	—	—
	7/30/2020	(4)	210,833	19,167	7.28	7/30/2030	—	—
	2/1/2021	(5)	70,833	29,167	13.35	2/1/2027	14,584	225,469
	5/20/2022	(6)	135,108	146,857	8.19	5/20/2028	36,053	557,379
Russell Burke	5/19/2020	(7)	475,248	55,266	3.58	5/19/2028	—	—
	3/15/2022	(8)	51,079	65,675	10.49	3/15/2028	16,391	253,405
	2/9/2023	(9)	—	—	—	—	96,035	1,484,701
David Rice	9/20/2016	(3)	100,000	—	0.18	9/20/2026
	10/24/2017	(3)	125,392	—	2.15	10/24/2027
	10/30/2018	(3)	10	—	9.55	10/30/2028
	4/7/2020	(13)	112,500	7,500	4.35	4/7/2030
	2/2/2021	(14)	70,833	29,167	8.89	2/2/2027	14,584	225,469
	3/15/2022	(15)	51,079	65,675	10.49	3/15/2028	16,391	253,405
	2/9/2023	(16)	—	—	—	—	28,718	443,981
Lauren Antonoff	5/18/2023	(17)	—	—	—	—	349,957	5,410,335
Susan Stick	8/11/2023	(18)	—	—	—	—	99,076	1,531,715

(1)	All of the option awards and stock awards were granted under the Stock Plan, the terms of which plan is described below under “Equity Plans.”
(2)

Values are based on the closing price of our CDIs on the Australian Securities Exchange on December 31, 2023 (AUD$7.56), multiplied by the number of CDIs representing beneficial ownership in one share of Common Stock (3), multiplied by the AUD:USD conversion rate as in effect on December 31, 2023, as reported by Wall Street Journal (0.68).

(3)	Represents a grant of stock options that were entirely vested as of December 31, 2023.
(4)	Represents a grant of 230,000 stock options that each vest in equal monthly installments over four years from July 30, 2020, subject to the holder’s continued service on each vesting date.
(5)

Represents a grant of 100,000 stock options and 50,000 RSUs that each vest in equal monthly installments over four years from February 1, 2021, subject to the holder’s continued service on each vesting date.

(6)

Represents a grant of 281,965 stock options and 69,220 RSUs that each vest in equal monthly installments over four years from January 1, 2022, subject to the holder’s continued service on each vesting date.

(7)	Represents a grant of 530,514 stock options that vest in equal monthly installments over four years from May 19, 2020, subject to the holder’s continued service on each vesting date.
(8)

Represents a grant of 116,754 stock options and 29,138 RSUs that each vest in equal monthly installments over four years from March 1, 2022, subject to the holder’s continued service on each vesting date.

(9)	Represents a grant of 138,297 RSUs that each vest in equal monthly installments over three years from January 1, 2023, subject to the holder’s continued service on each vesting date.
(10)	Represents a grant of 120,000 stock options that each vest in monthly installments over four years from April 7, 2020, subject to the holder’s continued service on each vesting date.
(11)	Represents a grant of 100,000 stock options and 50,000 RSUs that vest in monthly installments over four years from February 1, 2021, subject to the holder’s continued service on each vesting date.
(12)

Represents a grant of 29,138 RSUs and 116,754 stock options that each vest in equal monthly installments over four years from March 1, 2022, each being subject to the holder’s continues service on each vesting date.

(13)	Represents a grant of 41,357 RSUs that each vest in equal monthly installments over three years from January 1, 2023, subject to the holder’s continued service on each vesting date.
(14)	Represents a grant of 349,957 RSUs that each vest in equal monthly installments over three years from May 2, 2023, subject to the holder’s continued service on each vesting date.
(15)	Represents a grant of 99,076 RSUs that each vest in equal monthly installments over four years from July 31, 2023, subject to the holder’s continued service on each vesting date.

GRANTS OF PLAN-BASED AWARDS

The following table shows for the fiscal year ended December 31, 2023, certain information regarding grants of plan-based awards to the Named Executive Officers:

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2023

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Chris Hulls	—	—	—	—	—	—	—	—	—	—	—
Russell Burke	2/9/2023	—	—	—	—	—	—	138,297	—	—	1,660,947
Lauren Antonoff	5/18/2023	—	—	—	—	—	—	349,957	—	—	4,846,904
Susan Stick	8/11/2023	—	—	—	—	—	—	99,076	—	—	1,503,974
David Rice	2/9/2023	—	—	—	—	—	—	41,357	—	—	496,698

OPTION EXERCISES AND STOCK VESTED

The following table shows for the fiscal year ended December 31, 2023, certain information regarding option exercises and stock vested during the last fiscal year with respect to the Named Executive Officers:

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2023

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Chris Hulls	—	—	18,041	243,943.15
Russell Burke	10,000	63,700	27,826	392,008.30
Lauren Antonoff	—	—	—	—
Susan Stick	—	—	—	—
David Rice	—	—	20,242	278,735.88

(1)

The amounts reported as the “Value Realized on Exercise” (if any) are determined by multiplying (i) the number of shares of common stock to which the exercise of the option is related by (ii) the difference between the per-share price of the common stock on the exercise date and the exercise price of the options.

(2)

The amounts reported as the “Value Realized on Vesting” (if any) are determined by multiplying (i) the number of shares of common stock that vested by (ii) the per-share price of the common stock on the vesting date.

POTENTIAL PAYMENTS AND BENEFITS UPON TERMINATION OR CHANGE IN CONTROL

The table below sets forth the amount of compensation and benefits payable under the Company’s 2023 Severance and Change in Control Plan (the “Severance Plan”) to each participant upon (i) the participant’s termination of employment without Cause (as such term is defined in the Severance Plan) and (ii) the participant’s Enhanced Termination (as defined below).

The amounts shown in the table below assume that such termination of employment was effective as of December 31, 2023, and thus are estimates of the amounts that would be paid out to the participant in such circumstances.

Name	Type of Termination	Base Salary ($)(1)	COBRA($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)
David Rice	Termination without Cause	190,000	N/A	N/A	190,000
	Enhanced Termination	190,000	N/A	2,504,481	2,694,481

Under his 2019 Employment Agreement, Mr. Rice’s employment is “at-will,” provided that the Company is required to give Mr. Rice at least six (6) months’ notice in the event of its termination of Mr. Rice’s employment without Cause (as defined below), which excludes terminations due to death or disability and Mr. Rice is required to provide the Board six (6) months’ notice to terminate his employment voluntarily, although the Board may waive the required notice period to be given by Mr. Rice. Any notice pay to be received by Mr. Rice in the event of a termination without Cause may be offset by severance benefits he is eligible to receive under the Plan.

As of December 31, 2023, Chris Hulls was not a participant in the Severance Plan and was thus at that time eligible to receive only certain termination-related benefits as set out in his employment agreement. Under his May 14, 2019, Employment Agreement, Mr. Hulls’ employment is “at-will,” provided that the Company is required to give Mr. Hulls at least six (6) months’ notice in the event of its termination of Mr. Hulls’ employment without Cause (as defined below), which excludes terminations due to death or disability and Mr. Hulls is required to provide the Board six (6) months’ notice to terminate his employment voluntarily, although the Board may waive the required notice period to be given by Mr. Hulls. Hulls became a participant in the Severance Plan on March 15, 2024, and is thus presently eligible to receive the following benefits under the Plan upon (i) his termination of employment without Cause and (ii) his Enhanced Termination:

Name	Type of Termination	Base Salary ($)(1)	COBRA($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)
Chris Hulls	Termination without Cause	500,000	35,391	N/A	535,391
	Enhanced Termination	500,000	35,391	3,799,621	4,335,012

As of December 31, 2023, Russell Burke was not a participant in the Severance Plan and was thus at that time eligible to receive only certain termination-related benefits as set out in his employment agreement. Under his May 11, 2020 Employment Agreement, Ms. Burke’s employment is “at-will,” provided that the Company is required to give Mr. Burke six (6) months’ notice in the event of its termination of Mr. Burke’s employment without Cause, which excludes terminations due to death or disability, and Mr. Burke is required to provide the Board six (6) months’ notice to terminate his employment voluntarily, although the Board may waive the required notice period to be given by Mr. Burke. Mr. Burke became a participant in the Severance Plan on March 22, 2024, and is thus presently eligible to receive the following benefits under the Plan upon (i) his termination of employment without Cause and (ii) his Enhanced Termination. Any notice pay to be received by Mr. Burke in the event of a termination without Cause may be offset by severance benefits he is eligible to receive under the Plan.

Name	Type of Termination	Base Salary ($)(1)	COBRA($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)
Russell Burke	Termination without Cause	200,000	13,882	N/A	213,882
	Enhanced Termination	200,000	13,882	3,607,018	3,820,900

(1)

In the event of termination without Cause, represents a lump sum cash payment equal to 12 months of base salary for Mr. Hulls and 6 months of base salary for each of Mr. Rice and Mr. Burke. Each of the aforementioned are eligible to receive the same amount of respective base salary severance benefits upon an Enhanced Termination.

(2)

In the event of termination without Cause, represents payment of COBRA premiums for 12 months following Mr. Hulls’ termination and six (6) months following Ms. Burke’s termination or, in each such case, until (i) the expiration of eligibility for the continuation coverage under COBRA or (ii) the date when Mr. Hulls and Mr. Burke respectively become eligible for equivalent insurance coverage in connection with any new employment. Both Mr. Hulls and Mr. Burke are eligible to receive the same respective amount of COBRA payment benefits upon an Enhanced Termination. Mr. Rice is currently not eligible to receive COBRA continuation coverage due to his international assignment.

(3)

In the event of an Enhanced Termination only, the vesting and exercisability of each outstanding unvested stock option and other stock award, as applicable, that Mr. Hulls, Mr. Rice and Mr. Burke respectively hold covering Company Common Stock as of the date of their Enhanced Termination (each, an “Equity Award”) that is subject to time-vesting shall be accelerated in full and any reacquisition or repurchase rights held by the Company in respect of Company Common Stock issued pursuant to any time-vesting Equity Award granted to Mr. Hulls, Mr. Rice and Mr. Burke respectively shall lapse in full. Values are based on the closing price of our CDIs on the ASX on December 31, 2023 (AUD$7.56), multiplied by the number of CDIs that each share of Common Stock may be converted into (3), multiplied by the AUD:USD conversion rate as in effect on December 31, 2023, as reported by Wall Street Journal (0.68), multiplied by the number of shares of Common Stock subject to the Equity Awards.

Receipt of benefits under the Severance Plan is contingent upon the participant executing a general waiver and release and allowing it to become effective in accordance with its terms, in no event more than sixty (60) days following the date of the participant’s Covered Termination (as defined below). Receipt of the above benefits shall cease if the participant willfully breaches any material statutory, common law, or contractual obligation to the Company or an affiliate (including, without limitation, the contractual obligations set forth in the participant’s Confidential Information and Inventions Assignment Agreement, or similar or successor agreement, and any other confidentiality, non-disclosure and developments agreement, non-competition, non-solicitation, or similar type agreement between the participant and the Company, as applicable); fails to enter into the terms of the Confidential Information and Inventions Assignment Agreement; or without the prior written approval of the Severance Plan administrator, engages in a Prohibited Action (as defined below). Benefits are also subject to recoupment if the participant engages in a Prohibited Action during the Prohibited Period (which is defined below and corresponds to the number of months such participant is receiving severance benefits) and as otherwise required by any other Company policy or applicable law. Benefits are also subject to reduction in the event the participant is receiving any other severance benefits, pay and benefits provided during a period following written notice of a business closing or mass layoff, pay and benefits in lieu of such notice, or other similar benefits payable to the participant by the Company or an affiliate that become payable in connection with the participant’s termination of employment pursuant to (i) any applicable legal requirement, including, without limitation, the Worker Adjustment and Retraining Notification Act or any other similar state law or (ii) any Company policy or practice providing for the participant to remain on the payroll for a limited period of time after being given notice of the termination of the participant’s employment.

The following capitalized terms are defined in the Severance Plan, and are summarized as follows:

(1)

“Enhanced Termination” means, (1) the employee’s resignation for Good Reason that results in a Separation from Service (within the meaning of Treasury Regulations Section 1.409A-1(h)) or (2) any Covered Termination that occurs during the period commencing three months prior to and ending 12 months following a change of the majority of the members of the Board.

(2)

“Covered Termination” means a termination of employment that is due to a termination by the Company without Cause (and other than as a result of the employee’s death or disability) which results in such employee’s Separation from Service.

(3)

A “Prohibited Action” shall occur if the employee: (i) breaches a material provision of their confidentiality agreement and/or any restrictive covenants set forth in his or her employment agreement, or under applicable law; (ii) solicits any of the Company’s then current employees to leave the Company’s employ for any reason; or (iii) induces any of the Company’s then current customers or other third parties to terminate their existing business relationship with the Company.

(4)

The “Prohibited Period” shall commence on the date of the employee’s Covered Termination and continue for the number of months corresponding to his or her severance period set forth in such employee’s employment agreement.

(5)

“Good Reason” means a resignation following any of the following events or conditions, without the applicable employee’s express written consent: (i) a material reduction in base salary; (ii) relocation to an office from remote work; (iii) any action or inaction that constitutes a material breach by the Company of the employment agreement; (iv) a material reduction in duties, authority or responsibilities.

Lauren Antonoff and Susan Stick are not participants in the Severance Plan and are thus entitled to receive the following termination-related benefits as set out in their respective employment agreements. The amounts set forth below assume that such termination of employment was effective as of December 31, 2023, and thus are estimates of the amounts that would be paid out to each individual in such circumstances.

•

Lauren Antonoff. Under her May 2, 2023, Employment Agreement, Ms. Antonoff’s employment is “at-will,” provided that the Company is required to give Ms. Antonoff at least six (6) months’ notice in the event of its termination of Ms. Antonoff’s employment without Cause (as defined below), which excludes terminations due to death or disability and Ms. Antonoff is required to provide the Board six (6) months’ notice to terminate her employment voluntarily, although the Board may waive the required notice period to be given by Ms. Antonoff. In the event Ms. Antonoff is terminated by the Company without Cause or she resigns her employment for Good Reason (as defined below), and provided she signs a separation agreement and general release of claims and allows it to become effective, she is eligible to receive severance in the amount of six (6) months of her base salary (the gross amount of $225,000) and payment of her COBRA premiums for six (6) months following her termination date (in the gross amount of $17,695.43, or until the earlier of the expiration of her continuation coverage under COBRA or the date when she becomes eligible for health insurance in connection with new employment or self-employment. Additionally, if a Change of Control occurs (as defined in the Stock Plan) and, upon or within twelve (12) months following such Change of Control, Ms. Antonoff’s employment with the Company is terminated by the Company other than for Cause or is terminated by Ms. Antonoff for Good Reason (each as defined below), subject to Ms. Antonoff’s execution and non-revocation of a general release in a form reasonably acceptable to the Company no later than the sixtieth (60th) day after her separation, (i) the vesting of all awards of RSUs held by Ms. Antonoff shall accelerate as of such termination; such that all of the total RSUs held by Ms. Antonoff that are unvested as of such termination will vest. In addition, if the successor to the Company or any affiliate of such successor does not agree to assume, substitute or otherwise continue any awards of RSUs at the time of a Change of Control (and if offered new or continued employment with such acquirer or successor, Ms. Antonoff does not voluntarily resign without Good Reason), then 100% of the then unvested shares subject to the awards of RSUs that are not assumed or substituted for, as applicable, shall fully vest and immediately prior to, and contingent upon, the consummation of such Change of Control.

“Good Reason” is defined in Ms. Antonoff’s Employment Agreement, and is summarized as follows: a resignation following any of the following events or conditions, without Ms. Antonoff’s express written consent: (i) a material reduction in duties, authority or responsibilities; (ii) requiring to report to an officer or employee other than the CEO or directly to the Board; (iii) a material reduction in annual base salary, annual bonus or incentive compensation opportunity; (iv) the relocation of her principal place of employment to a location more than forty (40) miles from her principal place of employment or the Company requiring her to be based anywhere other than such principal place of employment; or (v) any action or inaction that constitutes a material breach by the Company of the employment agreement.

•

Susan Stick. Under her July 31, 2023, Employment Agreement, Ms. Stick’s employment is “at-will,” provided that in the event her employment is terminated by the Company without Cause or she resigns her employment for Good Reason (each as defined below) she is eligible to receive severance in the amount of six (6) months of her base salary (the gross amount of $160,000) and payment of her COBRA premiums for six (6) months following her termination date (in the gross amount of $18,020.03. If a Change of Control occurs (as defined in the Company’s Stock Plan) and, upon or within twelve (12) months following such Change of Control, Ms. Stick’s employment with the Company is terminated by the Company other than for Cause or is terminated by Ms. Stick for Good Reason (each as defined below), subject to the Ms. Stick’s execution and non-revocation of a general release in a form reasonably acceptable to the Company no later than the sixtieth (60th) day after her separation, the vesting of all awards of RSUs held by Ms. Stick shall accelerate as of such termination; such that all of the total RSUs held by Ms. Stick that are unvested as of such termination will vest. In addition, if the successor to the Company or any affiliate of such successor does not agree to assume, substitute or otherwise continue any awards of RSUs at the time of a Change of Control (and if offered new or continued employment with such acquirer or successor, Ms. Stick does not voluntarily resign without Good Reason), then 100% of the then unvested shares subject to the awards of RSUs that are not assumed or substituted for, as applicable, shall fully vest and, if applicable, become exercisable immediately prior to, and contingent upon, the consummation of such Change of Control

“Good Reason” is defined in Ms. Stick’s Employment Agreement, and is summarized as follows: a resignation following any of the following events or conditions, without Ms. Stick’s express written consent: (i) a material reduction of her duties or reporting relationship (ii) the Company requires her to relocate to a location more than 35 miles from her principal place of employment.

“Cause” is defined in each NEO’s employment agreement, and is summarized as follows: the occurrence of one or more of the following: (i) malfeasance or intentional misconduct harmful to the Company; (ii) conviction of a crime that is detrimental to the Company; (iii) conviction of, or entry of a plea to a crime that damages the Company’s financial condition or reputation or to a crime involving fraud; (iv) material violation of the Company’s Code of Ethics; (v) willful failure to perform duties; (vi) failure to cooperate with an investigation authorized by the Board; (vii) failure to follow a proper Board directive; or (viii) willful misconduct or gross negligence pursuant to the Sarbanes-Oxley Act, if and to the extent such conduct triggers a restatement of the Company’s financial results.

The general descriptions of the Severance Plan, and each NEO’s employment agreement are qualified in their entirety by reference to the text of the Severance Plan and each such employment agreement.

P
AY
V
ERSUS
P
ERFORMANCE
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation
S-K
(the “PVP Rules”), we are providing the following: (1) tabular compensation and performance disclosure for our NEOs for each of fiscal years 2022 and 2023 (the “Covered Years”); (2) a list of financial performance measures that the Company considers to be its most important to align compensation actually paid to the NEOs in 2023 to Company performance; and (3) additional disclosure relative to the relationship between the “compensation actually paid” (“CAP”) set forth in the Pay versus Performance Table and each of the performance metrics set forth in the Pay versus Performance Table and between the Company’s and the Peer Group Total Shareholder Return (“TSR”), in each case over 2022 and 2023.
Although the PVP Rules require us to disclose “compensation actually paid,” these amounts do not necessarily reflect compensation that our NEOs actually earned in the Covered Years. Instead, “compensation actually paid” reflects a calculation computed in accordance with the PVP Rules, including adjusted values to unvested and vested equity awards during the Covered Years based on either year-end
or vesting date stock prices and various accounting valuation assumptions. “Compensation actually paid” generally fluctuates due to stock price performance.

Pay Versus Performance
Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On:		Net Loss		Company- Selected Measure: Adjusted EBITDA (7)
					Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)
2023	$1,914,800	$3,532,043	$2,641,659	$3,498,046	$241	$93	-$	28,171,000		$20,559,000
2022	$3,932,605	$503,566	$7,283,268	$4,937,726	$155	$85	-$	91,629,000	-$	40,096,000

1.	Chris Hulls served as the Company’s Principal Executive Officer (our “PEO”) for the entirety of fiscal years 2022 and 2023. The Company’s other NEOs for the indicated fiscal years were as follows:

•	2023: Russell Burke, Lauren Antonoff, Susan Stick and David Rice

•	2022: Charles Prober and Kirsten Daru

2.
Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table for the indicated fiscal year in the case of our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the non-PEO
NEOs in the indicated year for such years. Refer to “Executive Compensation—Summary Compensation Table.”

3.
Amounts reported in these columns represent the amount of CAP to our PEO for the indicated fiscal year, as calculated under Item 402(v) of Regulation
S-K
based on their total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the tables below:

PEO
				2022		2023
	Summary Compensation Table - Total Compensation	(a	)		$3,932,605	$1,914,800
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b	)		$2,876,205	$0
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c	)		$1,583,255	$0
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d	)	-$	1,399,960	$1,014,097
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e	)		$450,974	$0

PEO
				2022		2023
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f	)	-$	1,187,102	$603,146
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g	)		$0	$0
=	Compensation Actually Paid				$503,566	$3,532,043
Equity Award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

4.
Amounts reported in this column represent the amount of CAP to our non-PEO
NEOs in the indicated fiscal year, as calculated under Item 402(v) of Regulation
S-K
based on the average total compensation for such
non-PEO
NEOs reported in the Summary Compensation Table for the indicated fiscal year and adjusted as shown in the table below:

Non-PEO NEO Average
				2022	2023
	Summary Compensation Table—Total Compensation	(a	)	$7,283,268	$2,641,659
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b	)	$6,783,285	$2,127,131
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c	)	$4,428,067	$2,217,169
+	Change in Fair Value Of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d	)	$0	$257,647
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e	)	$9,676	$186,029
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f	)	$0	$322,673
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g	)	$0	$0
=	Compensation Actually Paid			$4,937,726	$3,498,046
Equity Award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

5.
Pursuant to Item 402(v) of Regulation
S-K,
the comparison assumes $100 was invested in our Common Stock on June 27, 2022, the effective date of our Registration Statement on Form 10 filed with the SEC, using the closing stock price of a share of the Company’s Common Stock (traded as three CDIs on the ASX), calculated by multiplying the closing CDI price on that date, by 3 (to account for the 1:3 ratio of Common Stock to CDIs) and using an exchange rate of 0.6942 to convert Australian dollars to U.S. dollars on that date. Historic stock price performance is not necessarily indicative of future stock price performance.

6.
The TSR Peer Group is the company’s 2023 compensation peer group. This calculation assumes that $100 was invested in this peer group index on June 27, 2022 (aligned with the period used in footnote #5 above).

7.
Adjusted EBITDA is a
non-GAAP
financial metric that the Company defines as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision for income taxes, (iii) depreciation and amortization, (iv) other income, net, (v) stock-based compensation, (vi) Form
10-transaction
costs, (vii) acquisition and integration costs, (viii) workplace restructuring costs, (ix) inventory write-offs, (x) adjustment in connection with membership benefit, (xi) warehouse relocation costs and (xii) gain on revaluation of contingent consideration.

Tabular List of Performance Measures
The following is a list of performance measures, which in the Company’s assessment represent the most important performance measures used by the Company to link compensation actually paid to the NEOs for 2023. These metrics are used in the bonus plan.

•	Adjusted EBITDA

•	Revenue

•	Direct Revenue AMR

•	Paying Circles
Relationship Between Compensation Actually Paid and Performance
Because CAP does not reflect the actual amount earned by our NEOs on their equity compensation, we do not use this measure for understanding how NEO pay aligns with our company performance. For a discussion of how the Remuneration and Nomination Committee assessed
“pay-for-performance”
and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as stockholder value creation each year, see the section titled “
Compensation Discussion and Analysis
” of this proxy statement.
Below are graphs showing the relationship of “Compensation Actually Paid” to our PEO and non-PEO
NEOs for our fiscal years 2022 and 2023 to (1) the TSR of both our common stock and the compensation peer group, (2) our net income (loss), and (3) our Adjusted EBITDA.

All information provided above under the “
Pay Versus Performance
” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.
Equity Plans
Amended and Restated 2011 Stock Plan
The Stock Plan, was initially approved by our Board on July 27, 2011 and by our stockholders on October 11, 2011 and was most recently amended by our Board on March 10, 2020, and approved by our stockholders on July 30, 2020.
Purpose
The purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants, and to promote the success of our business.
Types of Stock Awards
The Stock Plan permits the grant of incentive stock options, nonstatutory stock options, restricted stock, and restricted stock units (all such types of awards, collectively, “stock awards”). Incentive stock options may only be granted to employees of the Company.
Number of Shares
Subject to adjustments as set forth in the Stock Plan, the maximum aggregate number of shares of Common Stock that may be issued under the Stock Plan is 13,324,063 shares as of February 29 th
, 2023. The shares may be authorized, but unissued, or reacquired shares. Furthermore, subject to adjustments as set forth in the Stock Plan, in no event shall the maximum aggregate number of shares that may be issued under the Stock Plan pursuant to incentive stock options exceed the number set forth above plus, to the extent allowable under Section 422 of the U.S. Tax Code and the regulations promulgated thereunder, any shares that again become available for issuance pursuant to the Stock Plan.
The number of shares of Common Stock available for issuance under the Stock Plan has been and will be increased on January 1 of each year, commencing with January 1, 2021 and ending on January 1, 2028 (which is expected to be the last January 1 st
before the termination date of the Stock Plan), in an amount equal to the lessor of (i) five percent (5%) of the outstanding Shares (as defined in the Stock Plan) on the last day of the immediately preceding December 31, (ii) 5,000,000 Shares and (iii) such number of Shares determined by the Board.
Lapsed Awards
To the extent a stock award expires or is forfeited or becomes unexercisable for any reason without having been exercised in full, the unissued shares that were subject thereto shall, unless the Stock Plan shall have been terminated, continue to be available under the Stock Plan for issuance pursuant to future stock awards. In addition, any shares which we retain upon exercise of a stock award in order to satisfy the exercise or purchase price for such stock award or any withholding taxes due with respect to such stock award shall be treated as not issued and shall continue to be available under the Stock Plan for issuance pursuant to future stock awards. Shares issued under the Stock Plan and later forfeited to us due to the failure to vest or repurchased by us at the original purchase price paid to us for the shares (including without limitation upon forfeiture to or repurchase by us in connection with a participant ceasing to be a service provider) shall again be available for future grant under the Stock Plan.

Eligibility
Employees, directors and consultants of us or our subsidiaries, or affiliates are all eligible to participate in the Stock Plan. Incentive stock options may only be granted to employees.
Administration
The Stock Plan may be administered by the Board or a committee thereof (the “Administrator”). Subject to the terms of the Stock Plan, the Administrator has the authority, in its discretion, to (i) determine the fair market value in accordance with the Stock Plan; (ii) select the service providers to whom stock awards may be granted under the Stock Plan; (iii) determine the number of shares to be covered by each stock award granted under the Stock Plan; (iv) approve forms of stock award agreements for use under the Stock Plan; (v) determine the terms and conditions, not inconsistent with the terms of the Stock Plan, of any stock award granted thereunder; (vi) amend any outstanding stock award or agreement related to any optioned stock, restricted stock or RSU, including any amendment adjusting; (vii) determine whether and under what circumstances an option may be settled in cash instead of shares; (viii) approve addenda or grant stock awards to, or to modify the terms of, any outstanding option agreement, restricted stock purchase agreement, RSU agreement, or any agreement related to any optioned stock, restricted stock or RSUs; (ix) construe and interpret the terms of the Stock Plan, any option agreement, restricted stock purchase agreement, or restricted stock unit agreement and any agreement related to any optioned stock, restricted stock or RSUs, which constructions, interpretations and decisions shall be final and binding on all participants.
Stock Options
Each stock option will be designated in the stock award agreement as either an incentive stock option (which is entitled to favorable tax treatment) or a nonstatutory stock option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year exceeds $100,000, such stock options will be treated as nonstatutory stock options. Incentive stock options may only be granted to our employees.
The term of each stock option will be stated in the stock award agreement. In the case of an incentive stock option, the term will be 10 years from the date of grant, or such shorter term as may be provided in the stock award agreement. Moreover, in the case of an incentive stock option granted to a participant who owns stock representing more than 10% of the total combined voting power of all classes of our stock or the stock of any subsidiary, the term of the incentive stock option will be five years from the date of grant or such shorter term as may be provided in the stock award agreement.
The per share exercise price for the shares to be issued pursuant to exercise of a stock option will be determined by the Administrator, subject to the following: in the case of an incentive stock option (i) granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any subsidiary, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant; and (ii) granted to any other employee, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. In the case of a nonstatutory stock option, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant.
At the time a stock option is granted, the Administrator will fix the period within which the stock option may be exercised and will determine any conditions that must be satisfied before the stock option may be exercised. The Administrator will also determine the acceptable form of consideration for exercising a stock option, including the method of payment which may consist of (1) cash; (2) check; (3) to the extent permitted under, and in accordance with, applicable laws, delivery of a promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate; (4) cancellation of indebtedness; (5) other previously owned shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is exercised; (6) a cashless exercise; (7) such other consideration and method of payment permitted under applicable laws; or (8) any combination of the foregoing methods of payment.
If a participant ceases to be a service provider other than for “Cause,” as defined in the Stock Plan, the participant may exercise his or her stock option within such period of time as is specified in the stock award agreement to the extent that the stock option is vested on the date of termination (but in no event later than the expiration of the term of such stock option). In the absence of a specified time in the stock award agreement, to the extent vested as of a participant’s termination, the stock option will remain exercisable for 12 months following a termination for death or disability, and 3 months following a termination for any other reason other than Cause. Any outstanding stock option (including any vested portion thereof) held by a participant shall immediately terminate in its entirety upon the participant being first notified of his or her termination for Cause.
Restricted Stock, Restricted Stock Units (RSUs) and Performance Restricted Stock Units (PRSUs)
Restricted stock awards are grants of shares of Company Common Stock that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Shares of restricted stock will vest and the restrictions on such shares will lapse in accordance with terms and conditions established by the Administrator. Each RSU is a bookkeeping entry representing an amount equal to the fair market value of one share of our Company Common Stock.
In determining whether restricted stock, time-based RSUs or PRSUs should be granted, and/or the vesting schedule for such a stock award, the Administrator may impose whatever conditions on vesting as it determines to be appropriate. For example, the Administrator may determine to grant restricted stock or RSUs only if performance goals established by the Administrator are satisfied. Any such RSUs are referred to as performance RSUs. Any performance goals may be applied on a Company-wide or an individual business unit basis, as determined by the Administrator.
During the period of restriction, participants holding restricted stock may exercise full voting rights and will be entitled to receive all dividends and other distributions paid. Any dividends or distributions paid with respect to such shares will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the restricted stock with respect to which they were paid.
During the vesting period, participants holding RSUs will hold no voting rights by virtue of such RSUs. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of RSUs that may be settled in cash, in shares of equivalent value, or in some combination thereof. Any dividend equivalents awarded with respect to such RSUs will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the RSUs with respect to which they were awarded.
Leaves of Absence / Transfer Between Locations
The Administrator has the discretion to determine at any time whether and to what extent the vesting of stock awards shall be suspended during any leave of absence. A participant will not cease to be an employee in the case of (i) sick leave we approve, (ii) military leave, (iii) any leave of absence approved by the participant’s employer or (iv) transfers between our locations or between us and any affiliate. If an employee holds an incentive stock option and such leave exceeds three months then, for purposes of incentive stock option status only, such employee’s service as an employee shall be deemed terminated on the first day following such three month period, and the incentive stock option shall thereafter automatically treated for tax purposes as a nonstatutory stock option in accordance with applicable laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written company policy.

Nontransferability of Stock Awards
Unless determined otherwise by the Administrator, a stock award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Administrator makes a stock award transferable, such stock award will contain such additional terms and conditions as the Administrator deems appropriate.
Effect of a Corporate Transaction
In the event of (i) a transfer of all or substantially all of the company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the company with or into another corporation, entity or person, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule
13d-3
of the Exchange Act), directly or indirectly, of the company’s capital stock that represents at least a majority of the voting power of the company’s then outstanding capital stock (a “Corporate Transaction”), each outstanding stock award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any participant and need not treat all outstanding stock awards (or portion thereof) in an identical manner. Such determination, without the consent of any participant, may provide (without limitation) for one or more of the following in the event of a Corporate Transaction: (A) the continuation of such outstanding stock awards by the company (if the company is the surviving corporation); (B) the assumption of such outstanding stock awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or equity awards for such stock awards; (D) the cancellation of such stock awards in exchange for a payment to the participants equal to the excess of (1) the fair market value of the shares subject to such stock awards as of the closing date of such Corporate Transaction over (2) any exercise price or purchase price paid or to be paid for the shares subject to the stock awards; or (E) the cancellation of any outstanding options, an outstanding right to purchase Restricted Stock or outstanding RSUs, in any case, for no consideration.
Notwithstanding anything under the Stock Plan, any stock award agreement or otherwise, any escrow, holdback, earn-out
or similar provisions agreed to pursuant to, or in connection with, a Corporate Transaction shall, unless otherwise determined by our Board, apply to any payment or other right a participant may be entitled to under the Stock Plan, if any, to the same extent and in the same manner as such provisions apply generally to the holders of our Common Stock with respect to the Corporate Transaction, but only to the extent permitted by applicable law. In addition, notwithstanding the above, under no circumstances may the terms of any outstanding option be amended or modified so as to have any of the following effects: (1) reducing the per share exercise price of an option, (2) increasing the period for exercise of an option, or (3) increasing the number of shares received on exercise of an option. Further, any other amendment or modification to the terms of any option can only be made with stockholder approval or on the provision of a waiver of the ASX Listing Rules, and under no circumstances may an Option be cancelled unless (1) stockholder approval has been obtained for the cancellation of the Option, or (2) no consideration is provided to the optionee in connection with the cancellation of the Option.
Amendment, Termination and Duration of the Stock Plan
Subject to the ASX Listing Rules, and any waivers granted by ASX, the Board of Directors may at any time amend or terminate the Stock Plan, but no amendment or termination (other than an adjustment pursuant to a Corporate Transaction (as defined in and pursuant to the Stock Plan) shall be made that would materially and adversely affect the rights of any participant under any outstanding award, without his or her consent. In addition, to the extent necessary and desirable to comply with applicable laws, we will obtain the approval of holders of capital stock with respect to any Stock Plan amendment in such a manner and to such a degree as required.

D
IRECTOR
C
OMPENSATION
Under the Company’s Bylaws, the directors decide the total amount paid to each non-executive
director as remuneration for their services. However, under the ASX Listing Rules, the total amount paid to all non-executive
directors must not exceed in any financial year the amount fixed in a general meeting of the Company. This amount is capped under the Bylaws at $1,000,000. Any increase to the aggregate amount needs to be approved by stockholders. Additionally, under the ASX Listing Rules, the Company must not permit a director to acquire securities under an employee incentive scheme unless it obtains stockholder approval.
Therefore, the issue of RSUs and options to each director requires stockholder approval. Directors will seek approval of the stockholders from time to time, as required by ASX Listing Rules and as appropriate. This aggregate annual sum does not include any special remuneration which our Board may grant to the directors for special exertions or additional services performed by a director for or at the request of the company, which may be made in addition to or in substitution for the director’s fees.
In 2023, we paid our directors as follows:

Position	Cash	Equity ($) (2)	Total ($)
Board Chair (1)	48,000	143,500	191,500
Board Member	35,000	120,000	155,000
Audit and Risk Management Committee Chair	5,000	15,000	20,000
Audit and Risk Management Committee Member	3,500	5,500	9,000
Remuneration and Nomination Committee Chair	4,000	6,000	10,000
Remuneration and Nomination Committee Member	2,000	3,000	5,000

(1)	Board Chair fee is in lieu of Board Member fee. Committee Member fees are supplemental to Board Chair, Board Member and Committee Chair fees.
(2)	In 2023, non-executive directors received 100% of their equity award as RSUs.
Fees paid to directors are reviewed and set on an annual basis. In 2024, the Board approved increases to the fees paid to our directors as follows:

Position	Cash	Equity ($) (2)	Total ($)
Board Chair (1)	63,000	193,500	256,500
Board Member	50,000	170,000	220,000
Audit and Risk Management Committee Chair	5,000	15,000	20,000
Audit and Risk Management Committee Member	4,000	6,000	10,000
Remuneration and Nomination Committee Chair	5,000	7,000	12,000
Remuneration and Nomination Committee Member	4,000	5,000	9,000

(1)	Board Chair fee is in lieu of Board Member fee. Committee Member fees are supplemental to Board Chair, Board Member and Committee Chair fees.
(2)	Non-executive directors will receive 100% of their equity award as RSUs

The following table shows for the fiscal year ended December 31, 2023 the compensation earned by or paid to all non-executive directors of the Company:

DIRECTOR COMPENSATION FOR FISCAL 2023

Name	Feed earned or paid in cash ($) (1)	Stock Awards ($) (2) (3)	Total ($)
John Philip Coghlan	143,000	154,000	297,000
Alex Haro	35,000	120,000	155,000
Brittany Morin	39,000	125,000	164,000
James Synge	38,500	125,500	164,000
Mark Goines	135,000	127,000	262,000
David Wiadrowski	127,500	135,000	262,500
Randi Zuckerberg	126,000	125,500	251,500
Charles Prober	16,900	—	16,900

(1)

In 2023, each director received a base fee of $35,000, except for Mr. Prober who earned a prorated base fee of $16,900 for his service as a director following his transition away from his executive officer role at the Company on July 7, 2023. In addition, Mr. Coghlan received $48,000 for serving as Chair of our Board, Messrs. Coghlan, Synge, and Ms. Zuckerberg, each received an additional $3,500 for serving as members of our Audit and Risk Management Committee, and Mr. Wiadrowski received an additional $5,000 for serving as the chair of our Audit and Risk Management Committee, Mr. Coghlan and Ms. Morin each received an additional $4,000 for serving on our Remuneration and Nomination Committee and Mr. Goines received an additional $5,000 for serving as the chair of our Remuneration and Nomination Committee; and each of Messrs. Coghlan and Wiadrowski and Ms. Zuckerberg received an additional $87,500 for serving on a special committee established by the Board in 2023 to evaluate strategic options for maximizing stockholder value (the “Special Committee”) and Mr. Goines received an additional $95,000 for serving as the chair of our Special Committee.

(2)

RSU awards are reported at aggregate grant date fair value in the year granted, as determined in accordance with the provisions of FASB ASC Topic 718. For the assumptions used in valuing these awards for purposes of computing this expense, please see Note 15 of the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(3)

In 2023, the Board modified the annual equity grant to be awarded in RSUs only, eliminating the stock option component. Accordingly, no stock options were granted to directors during 2023. The aggregate number of shares subject to stock option awards (from stock option grants made prior to 2023) and the aggregate number of shares subject to RSU awards as of December 31, 2023 was as follows:

Name	RSU Awards	Stock Option Awards
John Philip Coghlan	5,834	265,004
Alex Haro	4,546	407,837
Brittany Morin	4,735	127,031
James Synge	4,754	33,972
Mark Goines	4,811	34,045
David Wiadrowski	5,114	37,361
Randi Zuckerberg	4,754	37,870
Charles Prober	307,430	232,752

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

We have procedures in place to identify related party transactions. We require all Board members to complete and sign an annual director’s questionnaire which includes updated directorships and known related party transactions. All related party transactions pertaining to executives, including the Chief Executive Officer, require approval by the Audit and Risk Management Committee. All Board directors are required to declare all conflicts of interest at every Board meeting. Management reviews the vendor list every month to identify any related parties. Transactions with related parties will also be subject to stockholder approval to the extent required by the ASX Listing Rules.

CERTAIN RELATED PERSON TRANSACTIONS

The following includes a summary of transactions since January 1, 2023 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described in the section titled “Executive Compensation” In this proxy statement.

Fourth Amended and Restated Investors’ Rights Agreement

On September 18, 2018, we entered into the fourth amended and restated investors’ rights agreement (the “Investors’ Rights Agreement”) with certain holders of our Common Stock, including Chris Hulls, our Co-Founder, Chief Executive Officer, and member of our Board, James Synge, a member of our Board, entities affiliated with each of Alex Haro, Mark Goines and John Philip Coghlan, each a member of our Board, and certain other holders of Common Stock or CDIs of the Company issued upon the prior conversion of the Company’s preferred stock. The Investors’ Rights Agreement provides, among other things, certain stockholders with registration rights and piggyback rights in connection with our Common Stock. The Investors’ Rights Agreement also contains certain limitations on the ability of such stockholders to sell, loan or otherwise dispose of any of our securities, subject to certain exceptions, in connection with an initial public offering. We will pay for certain fees and expenses relating to the registration rights set forth in the Investors’ Rights Agreement and agreed to indemnify the holders of registrable securities and certain other parties against (or make contributions in respect of) certain liabilities that may arise under the Securities Act. This summary does not purport to be complete and is qualified in its entirety by the provisions of the Investors’ Rights Agreement, a copy of which has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended 2023.

Indemnification

The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Bylaws, the Company is required to indemnify and provide advancement of expenses incurred in defense of a proceeding to its current and former directors and officers to the extent not prohibited under Delaware law. The Company has also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Life360, Inc. stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Life360, Inc. Direct your written request to Life360, Inc., Attn: Management, 1900 S Norfolk Street, San Mateo, CA 94403. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Additional Filings

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website investors.life360.com and click on “SEC Filings” under the “Financials & Filings” heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2023, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders by contacting Life360 by mail at Life360, Inc., Attn: Management, 1900 S Norfolk Street, San Mateo, CA 94403, or by email at investors@life360.com.

In addition, the ASX maintains a website that contains documents required under Australian securities laws and other information regarding our filings at www.asx.com.au. To access these filings, go to our website investors.life360.com and click on the “ASX Announcements” under the “Financials & Filings” heading. The information found on our website in not incorporated by reference into this proxy statement or any other report we file with or furnish to the SEC.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting by or at the direction of the Board, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Russell Burke
Chief Financial Officer

    , 2024

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2023 is available without charge upon written request to: Chief Financial Officer, Life360, Inc., 1900 S Norfolk Street, San Mateo, CA 94403.

APPENDIX

Non-GAAP Financial Measures

We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance.

Adjusted EBITDA

In addition to total revenue, net loss and other results under GAAP, we utilize non-GAAP calculations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). Adjusted EBITDA is defined as net loss, excluding

(i) convertible notes and derivative liability fair value adjustments, (ii) provision for income taxes, (iii) depreciation and amortization, (iv) other expense, net, (v) stock-based compensation, (vi) Form 10 transaction costs, (vii) acquisition and integration costs, (viii) workplace restructuring costs, (ix) inventory write-offs, (x) adjustment in connection with membership benefit, (xi) warehouse relocation costs and (xii) gain on revaluation of contingent consideration.

The above items are excluded from Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we disclose Adjusted EBITDA because it is a key measurement used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, this non-GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider this non-GAAP financial measure in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.

The following table presents a reconciliation of net loss, the most directly comparable GAAP measure, to Adjusted EBITDA for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
(in thousands)
Net loss	$(3,146)	$(12,303)	$(28,171)	$(91,629)
Add (deduct):
Convertible notes fair value adjustment	(114)	89	684	(1,786)
Derivative liability fair value adjustment(1)	(62)	(112)	116	(1,295)
Provision for income taxes	411	228	616	312
Depreciation and amortization(2)	2,297	2,368	9,141	9,199
Other expense, net	(1,431)	(614)	(3,228)	(13)

EBITDA	$(2,045)	$(10,344)	$(20,842)	$(85,212)

Stock-based compensation	10,834	10,193	38,512	34,680
Form 10 transaction costs	—	923	—	3,766
Acquisition and integration costs		852	—	11,949
Workplace restructuring costs(3)	54	—	4,024	—
Write-off of obsolete inventory(4)	—	—	916	—
Adjustment in connection with membership benefit(5)	—	—	(2,172)	—
Warehouse relocation costs(6)	44	—	121	—
Gain on revaluation of contingent consideration	—	—	—	(5,279)

Adjusted EBITDA	$8,887	$1,624	$20,559	$(40,096)

(1)	To reflect the change in value of the derivative liability associated with the July 2021 Convertible Notes.
(2)	Includes depreciation on fixed assets and amortization of acquired intangible assets.
(3)	Relates to non-recurring personnel and severance related expenses in connection with the workplace restructure announced on January 12, 2023.
(4)	Relates to the write-off of raw materials that have no alternative use to the Company following the decision to halt development.
(5)	Relates to an adjustment recorded to reduce product costs recorded to cost of revenue in connection with the discontinuation of certain battery related membership benefits.
(6)	Relates to non-recurring warehouse relocation costs in relation to the Company’s transition to a new logistics partner.

We are not able to reconcile the forward-looking non-GAAP adjusted EBITDA target range without unreasonable efforts because we are unable to predict the ultimate outcome of certain significant items, which are fluid and unpredictable in nature. In addition, the Company believes such a reconciliation would imply a degree of precision that may be confusing or misleading to investors. These items include, but are not limited to, litigation costs, convertible notes and derivative liability fair value adjustments, and gains/losses on revaluation of contingent consideration. These items may be material to our results calculated in accordance with GAAP.

C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! MR A SAMPLE You may vote online or by phone instead of mailing this card. DESIGNATION (IF ANY) ADD 1 Votes submitted electronically must be 000001 ADD 2 received by 9:30 am (AEST) on May 28, 2024 ADD 3 (being 4:30 PM (PDT) on May 27, 2024) ADD 4 ADD 5 Online ADD 6 Go to www.investorvote.com/LFTI or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2024 Annual Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommend a vote “FOR” on Proposals 1 to 11 and 13 to 18, and “1 YEAR” on Proposal 12 For Withhold For Withhold For Withhold 1a. Re-election of Brittany Morin as 1b. Re-election of James Synge as 1c. Re-election of David Wiadrowski + a Director a Director as a Director For Against Abstain 1 Year 2 Years 3 Years Abstain 2. Approval of grant of RSUs & PRSUs to Chris Hulls 12. Advisory vote on the frequency of solicitation of advisory stockholder approval of executive compensation For Against Abstain 3. Approval of grant of RSUs to John Philip Coghlan 13. Ratification of the selection of Deloitte & Touche LLP as independent registered accounting firm 4. Approval of grant of RSUs to Brittany Morin 14. Approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock 5. Approval of grant of RSUs to James Synge 15. Approval of an amendment to the Certificate of Incorporation to authorize a class of preferred stock 6. Approval of grant of RSUs to Mark Goines 16. Approval of an amendment to the Certificate of Incorporation to amend authority to call a special meeting of stockholders 7. Approval of grant of RSUs to David Wiadrowski 17. Approval of an amendment to the Certificate of Incorporation to reflect Delaware law provisions regarding exculpation of officers 8. Approval of grant of RSUs to Randi Zuckerberg 18. Approval of an amendment to the Certificate of Incorporation to provide that the U.S. federal courts be the exclusive forum 9. Approval of grant of RSUs to Alex Haro for any U.S. federal securities law claims 10. Approval of grant of RSUs to Charles Prober 11. Advisory vote on executive compensation C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM1UPX 613510 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03ZEHC

2024 Annual Meeting of Life360 Thursday, May 30, 2024 at 9:30 AM (AEST) (being Wednesday, May 29, 2024 at 4:30 PM PDT) The 2024 Annual Meeting of Stockholders of Life360 will be held on Thursday, May 30, 2024 at 9:30 AM (AEST) (being Wednesday, May 29, 2024 at 4:30 PM PDT) virtually via the Internet at https://web.lumiconnect.com/365203827 (Meeting ID: 365-203-827) To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Life360 + Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting – May 30, 2024 (AEST) (May 29, 2024 PDT) The Chairman of the meeting, Russell Burke, and Susan Stick or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Life360 to be held on May 30, 2024 (AEST) (May 29, 2024 PDT) or any postponement or adjournment thereof. Shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If no such directions are indicated, the Proxies will have authority to vote “FOR” Proposals 1 to 11 and 13 to 18 and “1 YEAR” on Proposal 12. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Only those stockholders of record or beneficial owners of shares held on Tuesday, April 9, 2024 at 7:00pm (AEST) (Tuesday, April 9, 2024 at 2:00am PDT) may vote at the Annual Meeting. Valid, signed and dated proxy cards must be received by Computershare US no later than Tuesday, May 28, 2024 at 9:30 AM (AEST) (being Monday, May 27, 2024 at 4:30 PM PDT). (Items to be voted appear on the reverse side) B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. +

Life360 Life360 ARBN 629 412 942 360 MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 Lodge your Voting Instruction Form: Online: www.investorvote.com.au By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne Victoria 3001 Australia Alternatively you can fax your form to (within Australia) 1800 783 447 (outside Australia) +61 3 9473 2555 For all enquiries call: (within Australia) 1300 850 505 (outside Australia) +61 3 9415 4000 CDI Voting Instruction Form - 2024 Annual Meeting (AM) Vote online or view the Annual Report, 24 hours a day, 7 days a week: www.investorvote.com.au Complete your Voting Instruction Form Access the Annual Report and Proxy Statement Review and update your securityholding Your secure access information is: Control Number: 999999 SRN/HIN: I9999999999 PIN: 99999 PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential. For your voting instruction to be effective it must be received by 5.00pm (AEST) on Friday, 24 May 2024 (being 12.00am (PDT)) on Friday, 24 May 2024 How to Vote Each CHESS Depositary Interest (CDI) is equivalent to one-third of Company Common Stock, so that every 3 (three) CDI registered in your name on Tuesday, 9 April 2024 at 7.00pm (AEST) (Tuesday, 9 April 2024 at 2.00am (PDT)) entitles you to one vote. By signing this Voting Instruction Form, you direct CHESS Depositary Nominees Pty Limited (CDN) to appoint the Chairman of the meeting or a person designated by you as its Nominated Proxy to vote the shares in the company held by CDN on your behalf in respect of the resolutions to be considered at the Annual Meeting to be held virtually, on 30 May 2024 and at any adjournment of that meeting, as indicated on this form, and to vote or abstain in respect of any procedural resolution as the Nominated Proxy (as applicable) thinks fit. If you want to apportion your vote, you must clearly enter the portion to be voted in a particular manner in the box opposite the resolution in Step 2 overleaf. This may be done by specifying the number of shares underlying your CDI holding or the percentages of that holding. If you vote in excess of 100% of your holding for the resolution, your vote on the resolution will be invalid. If you mark more than one box for the resolution, except to show a portion in the manner discussed above, your vote on that resolution will be invalid. If you lodge the Voting Instruction Form prior to the Annual Meeting, and complete your voting directions on that form, your voting instructions may only be changed if you submit a further Voting Instruction Form before the closing date at 5.00pm (AEST) on Friday, 24 May 2024 (being 12.00am (PDT)) on Friday, 24 May 2024). Attending the Meeting Persons attending the virtual Annual Meeting will be prompted by virtual meeting website to provide appropriate identification to gain entry into the virtual meeting website. Appointing the Chairman as Nominated Proxy (Option A) To instruct CDN to appoint the Chairman of the meeting as its Nominated Proxy to vote the shares underlying your CDIs: Step 1 - Place a cross in the box next to Option A. Step 2 - Place a mark or specify the number of shares or percentage of your holding to be voted in one of the boxes opposite the resolution. The shares underlying your CDIs will be voted in accordance with this direction. If you do not mark ‘For’, ‘Against’, or ‘Abstain’ the Chairman may vote as he or she determines at the Annual Meeting. If you mark the ‘Abstain’ box, you are directing the Chairman (as CDN’s Nominated Proxy) not to vote on the resolution(s) and your votes will not be counted in computing the required majority. * If the Nominated Proxy is a body corporate and the written instruction will be submitted by a representative of the body corporate, the appropriate ‘Certificate of Appointment of Corporate Representative’ form will need to be provided along with the written instructions. A Corporate Representative form may be obtained from Computershare or online at www.investorcentre.com/au and select ‘Printable Forms’. Appointing a proxy of your choice (Option B) To instruct CDN to appoint a Nominated Proxy of your choice (other than the Chairman of the meeting) or failing your nominee’s attendance at the Annual Meeting, the Chairman who may vote the shares underlying your CDI at Life360’s Annual Meeting: Step 1 - Write the person you appoint in the box at the top of the form overleaf. Step 2 - Place a mark or specify the number of shares or percentage of your holding to be voted in one of the boxes opposite the resolution. You may instruct CDN to appoint yourself or your nominee, or failing your or your nominee’s attendance at the Annual Meeting, the Chairman as a proxy. If you instruct CDN to appoint a person nominated by you as Nominated Proxy but do not direct your vote on each item of business, the Nominated Proxy may vote as he or she determines at the AM. If you mark the Withhold or Abstain box for a resolution, you are directing the Nominated Proxy not to vote on the resolution(s). If you appoint a Nominated Proxy and your Nominated Proxy does not attend the AM, the Chairman will vote in accordance with the instructions on the Voting Instruction Form or, for undirected proxies, in accordance with the Nominated Proxy’s written instructions* provided to the Chairman, care of Computershare facsimile to 1800 783 447 from inside Australia or +61 3 9473 2555 from outside Australia. If the Nominated Proxy does not provide written instructions to the Chairman, care of Computershare by 5.00pm (AEST) on Friday, 24 May 2024, then the Chairman intends voting in favour of the resolutions. If you do not select either of Option A or Option B, and the Voting Instruction Form is validly signed, you will be deemed to have marked Option A. Signing Instructions for Postal Forms Individual: Where the CDI holding is in one name, the CDI holder must sign. Joint Holding: Where the CDI holding is in more than one name, all of the CDI holders must sign. Power of Attorney: If you have not already lodged the Power of Attorney with the registry, please attach a certified photocopy to this form when you return it. Companies: Where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please sign in the appropriate place to indicate the office held. GO ONLINE TO VOTE, or turn over to complete the form Samples/000001/000002/i12

MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 Change of address. If incorrect, mark this box and make the correction in the space to the left. I 999999999 I ND Voting Instruction Form Please mark to indicate your directions Step 1 CHESS Depositary Nominees Pty Limited (CDN) will vote as directed (please mark box A OR insert a name in the space provided at B below) XX I/We, being a CDI holder of the company, hereby instruct: Option A Option B CDN to appoint the Chairman of the meeting as its Nominated Proxy or CDN to appoint the following Nominated Proxy: Please write the name of the person (other than the Chairman) you would like to attend and vote at the meeting on your behalf. If you wish to attend, speak and vote at the virtual meeting, write your own name. or failing attendance at the Annual Meeting of the person or body corporate so named, the Chairman to attend, speak and vote the shares underlying my/our holding of CDIs at the Annual Meeting of Life360, Inc. to be held virtually (refer to the Notice of Meeting) on Thursday, 30 May 2024 at 9.30am (AEST) (being Wednesday, 29 May 2024 at 4.30pm (PDT)) and any adjournment of the meeting. If you complete neither of the options above, and the Voting Instruction Form has been validly signed, then you will be deemed to have marked Option A THE BOARD OF DIRECTORS RECOMMEND A VOTE ‘FOR’ ON RESOLUTIONS 1 TO 11 AND 13 TO 18 AND ‘1 YEAR’ ON RESOLUTION 12. Step 2 Items of Business For Withhold 1a. Re-election of Brittany Morin as a Director 1b. Re-election of James Synge as a Director 1c. Re-election of David Wiadrowski as a Director You should be aware that a Withhold vote with respect to Proposals 1a, 1b, and 1c has the effect of an abstention to the relevant proposal. For Against Abstain 2. Approval of grant of RSUs & PRSUs to Chris Hulls 3. Approval of grant of RSUs to John Philip Coghlan 4. Approval of grant of RSUs to Brittany Morin 5. Approval of grant of RSUs to James Synge 6. Approval of grant of RSUs to Mark Goines 7. Approval of grant of RSUs to David Wiadrowski 8. Approval of grant of RSUs to Randi Zuckerberg 9. Approval of grant of RSUs to Alex Haro 10. Approval of grant of RSUs to Charles Prober 11. Advisory vote on executive compensation 1 Year 2 Years 3 Years Abstain 12. Advisory vote on the frequency of solicitation of advisory stockholder approval of executive compensation For Against Abstain 13. Ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm 14. Approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock 15. Approval of an amendment to the Certificate of Incorporation to authorize a class of preferred stock 16. Approval of an amendment to the Certificate of Incorporation to amend authority to call a special meeting of stockholders 17. Approval of an amendment to the Certificate of Incorporation to reflect Delaware law provisions regarding exculpation of officers 18. Approval of an amendment to the Certificate of Incorporation to provide that the U.S. federal courts be the exclusive forum for any U.S. federal securities law claims Step 3 Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Securityholder 2 Securityholder 3 Sole Director & Sole Company Secretary Director Director/Company Secretary Date Update your communication details (Optional) Mobile Number Email Address By providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically 3 6 0 3 0 7 2 9 1 A Computershare 307291_01_V3